As filed with the Securities and Exchange Commission on February 28, 1997
                                                      Registration No. 33-17604
  ===========================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        /x/

                           Pre-Effective Amendment No.                     / /


                        Post-Effective Amendment No. 17                    /x/


                                     and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     /x/


                               Amendment No. 18                            /x/


                        (Check appropriate box or boxes)

                           THE TREASURER'S FUND, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

          c/o Gabelli-O'Connor Fixed Income Mutual Funds Management Co.
                           19 Old Kings Highway South
                         Darien, Connecticut 06820-4526
               --------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (203) 655-1999

                               THOMAS E. O'CONNOR
            Gabelli-O'Connor Fixed Income Mutual Funds Management Co.
                           19 Old Kings Highway South
                         Darien, Connecticut 06820-4526
               --------------------------------------------------
                     (Name and Address of Agent for Service)

                        Copy to: MICHAEL R. ROSELLA, ESQ.
                                 Battle Fowler LLP
                                 75 East 55th Street
                                 New York, New York 10022

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

                  It is proposed that this filing will become effective:
                    (check appropriate box)

                       /x/    immediately upon filing pursuant to paragraph (b)

                       / /    on (date) pursuant to paragraph (b)

                       / /    60 days after filing pursuant to paragraph (a)

                       / /    on (date) pursuant to paragraph (a) of Rule 485


               The Registrant declares that an indefinite amount of its common stock, par value $.001 per share, is being registered by this Registration Statement pursuant to Section 24(f) under the Investment Company Act of 1940, as amended, and Rule 24f-2 thereunder, and the Registrant filed a Rule 24f-2 Notice for its fiscal year ended on October 31, 1996 on December 19, 1996.


170013.4

                           THE TREASURER'S FUND, INC.
                       Registration Statement on Form N-1A

                             -----------------------

                             CROSS REFERENCE SHEET -
                             Pursuant to Rule 404(c)
                             -----------------------


Part A
Item No.                                       Prospectus Heading
--------                                       ------------------

1.  Cover Page                             Cover Page


2.  Synopsis                               Summary; Table of Fees and Expenses


3.  Condensed Financial Information        Selected Per Share Data and Ratios;
                                           Selected Per Share Income and
                                           Capital Changes; Yield and Total
                                           Return Information


4.  General Description of Registrant      Investment Objectives and Policies;
                                           Description of Common Stock


5.  Management of the Fund                 Management of the Fund; Custodian,
                                           Transfer Agent and Dividend Agent;
                                           Distribution Plan


5A. Management's Discussion of Fund        *
    Performance


6.  Capital Stock and Other                Description of Common Stock;
    Securities                             Purchase of Shares; Exchange of
                                           Shares; Redemption of Shares;
                                           Dividends and Distributions; Taxes



7.  Purchase of Securities Being           Purchase of Shares; Net Asset Value;
    Offered                                Distribution Plan


8.  Redemption or Repurchase               Redemption of Shares; Net Asset
                                           Value


9.  Legal Proceedings                      None





------------------------
*    Not applicable

                                       -i-
170013.4

Part B                                     Caption in Statement
Item No.                                   of Additional Information
--------                                   -------------------------



10. Cover Page                             Cover Page


11. Table of Contents                      Table of Contents


12. General Information and History        The Portfolios and Their Objectives;
                                             Description of Common Stock


13. Investment Objectives and              The Portfolios and their Objectives
     Policies


14. Management of the Fund                 Management of the Fund


15. Control Persons and Principal          Management of the Fund
    Holders of Securities


16. Investment Advisory and Other          Management of the Fund; Distribution
    Services                                 Plan


17. Brokerage Allocation and Other         Brokerage and Portfolio Turnover
    Practices


18. Capital Stock and Other                Description of Common Stock
    Securities


19. Purchase, Redemption and Pricing       Purchase, Redemption and Exchange
     of Securities Being Offered


20. Tax Status                             Taxes


21.   Underwriters                         *



-----------------------
*     Not applicable

                                      -ii-
170013.4

Part B                                     Caption in Statement
Item No.                                   of Additional Information
--------                                   -------------------------

22. Calculations of Yield Quotations       Computation of Yield
     of Money Market Funds


23.   Financial Statements










----------------------
*      Not applicable

                                      -iii-
170013.4

------------------------------------------------------------------------------

PROSPECTUS                                                       March 1, 1997
                              The Treasurer's Fund

           19 Old Kings Highway South, Darien, Connecticut 06820-4526

          For information call 1-800-TSR-FUND/1-800-877-3863
-------------------------------------------------------------------------------
       The Treasurer's Fund is composed of six portfolios designed to meet the short and intermediate term investment needs of corporate and institutional cash managers. There are no sales loads or exchange or redemption fees associated with the Fund.

         U.S. Treasury Money Market Portfolio--seeks to maximize current income and maintain liquidity and a stable net asset value of $1 per share by investing in short term U.S. Treasury obligations. This Portfolio may also invest in repurchase agreements and reverse repurchase agreements which are collat-eralized by U.S. Treasury obligations.

         Domestic Prime Money Market Portfolio--seeks to maximize current income and maintain liquidity and a stable net asset value of $1 per share by investing in prime quality, domestic money market instruments.

         Global Money Market Portfolio--seeks to maximize current income and maintain liquidity and a stable net asset value of $1 per share by investing in prime quality money market instruments of both domestic and foreign issuers.

         Tax Exempt Money Market Portfolio--seeks to maximize current tax exempt income and maintain liquidity and a stable net asset value of $1 per share by investing in high quality money market instruments which are exempt from federal income tax.

         Limited Term Portfolio--seeks to maximize current income consistent with moderate risk of capital by investing in a liquid portfolio with a maximum weighted average maturity of two years. Designed for investors who seek yields greater than available from a portfolio of exclusively money market obligations. The net asset value per share will fluctuate.

         Tax Exempt Limited Term Portfolio--seeks to maximize current income exempt from federal income tax consistent with moderate risk of capital by investing in a liquid portfolio with a maximum weighted average maturity of three years. Designed for investors who seek tax exempt yields greater than available from a portfolio of exclusively tax exempt money market obligations. The net asset value per share will fluctuate.

   This Prospectus sets forth concisely the information about each Portfolio that a prospective investor ought to know before investing and it should be retained for future reference. Additional information about each Portfolio, including additional information concerning risk factors relating to an investment in each Portfolio, has been filed with the Securities and Exchange Commission in a Statement of Additional Information for the Fund, dated or supplemented the date of this Prospectus and as supplemented from time to time. This information is incorporated by reference and is available without charge upon request from GOC Fund Distributors, Inc., 19 Old Kings Highway South, Darien, Connecticut 06820-4526, Attention: The Treasurer's Fund 1-800-TSR-FUND/1-800-877-3863.

   An investment in the Money Market Portfolios is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Portfolios' objectives will be achieved or that the Money Market Portfolios' stable net asset value of $1 per share can be maintained.

-------------------------------------------------------------------------------
         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
           SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
             COMMISSION, NOR HAS THE COMMISSION OR ANY STATE SECURITIES
               COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF
                 THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
                             IS A CRIMINAL OFFENSE.
-------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                       Page
                                                      -----
Summary..............................................     1
Table of Fees and Expenses...........................     4
Financial Highlights.................................     4
U.S. Treasury Money Market Portfolio.................     6
Domestic Prime Money Market Portfolio................     7
Global Money Market Portfolio........................     9
Tax Exempt Money Market Portfolio....................    11
Limited Term Portfolio...............................    13
Tax Exempt Limited Term Portfolio....................    15
Additional Investment Information and
  Risk Factors.......................................    16
Investment Restrictions..............................    24

                                                       Page
                                                      -----


Management of the Fund...............................    25
Purchase of Shares...................................    28
Redemption of Shares.................................    29
Exchange of Shares...................................    30
Dividends and Distributions..........................    31
Net Asset Value......................................    31
Yield and Total Return Information...................    32
Description of Common Stock..........................    33
Distribution Plan....................................    33
Taxes................................................    34
Custodian, Transfer Agent and
  Dividend Agent.....................................    37

                         The Treasurer's Fund Portfolios

                                     SUMMARY


                                           Maturity                         Representative*                   Quality Ratings**
         Objectives                        Restrictions                     Investments                       Moody's     S&P
------------------------------------------------------------------------------------------------------------------------------------

U.S. Treasury Money Market Portfolio
------------------------------------------------------------------------------------------------------------------------------------
         Composed of U.S. Treasury         Maximum weighted                 U.S. Treasury obligations         --         --
         obligations only. Seeks to        average maturity:      90 days
         maintain a stable $1 net asset    Maximum maturity of
         value per share.                  individual securities:397 days

Domestic Prime Money Market Portfolio
------------------------------------------------------------------------------------------------------------------------------------
         Composed of prime quality U.S.    Maximum weighted                 U.S. Government obligations       --           --
         dollar denominated money market   average maturity:      90 days   Commercial paper                  P-1         A-1
         obligations of domestic issuers   Maximum maturity of              Negotiable CDs                    --           --
         only. Seeks to maintain a stable  individual securities:397 days   Bankers acceptances               --           --
         $1 net asset value per share.                                      Short term corporate obligations  Aa or Aaa   Aa or Aaa

Global Money Market Portfolio
------------------------------------------------------------------------------------------------------------------------------------
         Composed of prime quality U.S.    Maximum weighted                 U.S. Government obligations       --           --
         dollar denominated money market   average maturity:      90 days   Commercial paper                  P-1         A-1
         obligations of domestic and       Maximum maturity of              Negotiable CDs                    --           --
         foreign issuers. Seeks to         individual securities:397 days   Bankers acceptances               --           --
maintain a stable $1 net asset                                              Eurodollar and Yankee CDs         --           --
         value per share.                                                   Short term corporate and          Aa or Aaa   Aa or Aaa
                                                                            government obligations

Tax Exempt Money Market Portfolio
------------------------------------------------------------------------------------------------------------------------------------
         Composed of high quality          Maximum weighted                 Municipal notes                   MIG-1 or    SP-1 or
         municipal securities exempt from  average maturity:      90 days                                     MIG-2       SP-2
         federal income tax. Seeks to      Maximum maturity of              Short term municipal bonds        Aa or Aaa   Aa or Aaa
         maintain a stable $1 net asset    individual securities:397 days   Tax exempt commercial paper       P-1 or P-2  A-1 or A-2
         value per share.                                                   Variable and floating rate        VMIG-1 or   SP-1 or
                                                                            demand notes                      VMIG-2      SP-2

Limited Term Portfolio
------------------------------------------------------------------------------------------------------------------------------------
         Composed of prime quality U.S.    Maximum weighted                 U.S. Government obligations      --          --
         dollar denominated securities.    average maturity:      2 years   Commercial paper                  P-1         A-1
         Seeks to obtain a current yield   Maximum maturity of              Corporate notes, bonds and        Aa or Aaa   Aa or Aaa
         greater than that obtainable      individual securities: 3 years   other obligations
         from the Money Market Portfolios                                   Asset-backed debt                 Aa or Aaa   Aa or Aaa
         by actively managing securities                                    Negotiable CDs                   --          --
         in the short and intermediate                                      Eurodollar and Yankee CDs        --          --
         maturity ranges. Net asset value                                   Hedging instruments              --          --
         per share will fluctuate.                                          Private placements               --          --

Tax Exempt Limited Term Portfolio
------------------------------------------------------------------------------------------------------------------------------------
         Composed of municipal securities  Maximum weighted                 Municipal notes                   MIG-1 or    SP-1 or
         exempt from federal income tax.   average maturity:      3 years                                     MIG-2       SP-2
         Seeks to obtain a current yield   Maximum maturity of              Intermediate term municipal       A, Aa or    A, Aa or
         greater than that obtainable      individual securities: 5 years   bonds                             Aaa         Aaa
         from the Tax Exempt Money Market                                   Tax exempt commercial paper       P-1 or P-2  A-1 or A-2
         Portfolio by actively managing                                     Variable and floating rate        VMIG-1 or   SP-1 or
         securities in the short and                                        demand notes                      VMIG-2      SP-2
         intermediate maturity ranges.                                      Hedging instruments              --          --
         Net asset value per share will                                     Private placements               --          --
         fluctuate.


          --------------------------------------------------------------------
          * In addition, each Portfolio may invest in repurchase agreements and reverse repurchase agreements with member banks of the Federal Reserve System and primary dealers in U.S. Government Securities.

          ** Unrated securities may be purchased if they are determined by the Fund's Board of Directors to be of comparable quality to the permitted investments of the Portfolio.

          There  is  no  assurance  that  the  Portfolios   will  achieve  their
          objectives or that the stable net asset value of $1 per share for the Money Market Portfolios can be maintained.

                              The Treasurer's Fund

   The Treasurer's Fund, Inc. (the "Fund") is a no-load, diversified, open-end, management investment company, organized under Maryland law, that is composed of six portfolios designed to meet the distinctive cash management objectives of treasurers and financial officers of corporations and other institutions.

   The Fund offers a choice of four Money Market Portfolios -- three taxable and the other tax exempt -- which seek to maintain stable net asset values of $1 per share. There can be no assurance that the Money Market Portfolios will be able to maintain stable net asset values of $1 per share. The Fund also offers two Limited Term Portfolios -- one taxable and the other tax exempt.
The net asset value per share of the Limited Term Portfolios will fluctuate.

   An investment in the Portfolios of the Fund entails certain risks, including, for certain Portfolios, risks associated with the purchase of when-issued securities, repurchase agreements, reverse repurchase agreements, puts and foreign securities, and with the lending of Portfolio securities, which are further described under "Additional Investment Information and Risk Factors" herein and "Risk Factors" in the Statement of Additional Information.


             Investment Requirements

Minimum Initial            $100,000 per Portfolio
   Investment

Subsequent                 No minimum amount
   Investments

Minimum Balance            $50,000 per Portfolio

   Investors may allocate their investment among the Portfolios at their discretion and may change their allocation at any time, subject only to the minimum initial investment required for each Portfolio. There are no fees for exchanges among Portfolios.


                              Advisory Fee Expenses


   The Fund will pay Gabelli-O'Connor Fixed Income Mutual Funds Management Co., the Fund's investment advisor (the "Advisor"), a monthly advisory fee at the annual rate of .30% of the average daily net assets of the Money Market Portfolios and .45% of the average daily net assets of the Limited Term Portfolios. Each Portfolio will also be responsible for payment of its expenses, including administrator fees, custodian fees, fund accounting fees, transfer and dividend paying agent fees, legal fees, auditing fees, directors' fees, the expense of issuing reports to shareholders and other expenses of administering the Portfolio.


   The Fund expects to achieve a significantly lower total expense ratio than funds designed for individual investors because it:

   o is designed specifically for corporate and institutional investors who normally maintain high average account balances;

   o requires a $100,000 minimum investment per Portfolio;

   o imposes a $10,000 minimum on check writing privileges (available for the Money Market Portfolios only).

   Furthermore, there are no sales loads, exchange fees or redemption fees. All distribution and promotional expenses payable pursuant to the Portfolios' Rule 12b-1 Plans will be paid by the Advisor from its own resources which include the advisory fee. Each Portfolio has adopted a "defensive" Rule 12b-1 Plan in case any Fund payments or expenses are deemed to be indirect financing of distribution expenses. From time to time, Gabelli-O'Connor Fixed Income Mutual Funds Management Co. may voluntarily assume certain expenses of any Portfolio of the Fund. This would have the effect of lowering the overall expense ratio of that Portfolio and of increasing yield to investors in that Portfolio.

                              Operational Benefits

   The Fund's six Portfolios are specifically designed to meet the distinctive cash management needs and objectives of treasurers and financial officers of corporations and other institutions:

     o diversification, without the cost and inconvenience of direct investment in individual securities o a comprehensive package of convenient services:

       -- dedicated line (1-800-TSR-FUND/ 1-800-877-3863) direct to the Advisor's shareholder service representatives for shareholder inquiries and for placing purchase, redemption or exchange instructions
       --  free exchange among the Portfolios
       -- checkwriting option, without cost (Money Market Portfolios only) -- custodial services, security safekeeping, record keeping
       -- dividends, accrued daily and paid monthly, may be automatically reinvested or wired to a designated bank account
       --  confirmation statement for each transaction
       --  consolidated monthly statement for all six Portfolios


   o  liquidity:
       -- telephone purchase orders for the four Money Market Portfolios received before 12:00 noon Eastern time will become effective and begin earning income that day provided Federal Funds are received by the Fund's Custodian prior to the close of business; redemptions made before 12:00 noon Eastern time will be wired that day (but no dividend will be earned that day);


       -- telephone purchase orders for the two Limited Term Portfolios received by 4:00 pm Eastern time will be invested at that day's NAV and will begin earning income on the next business day; redemptions made before 4:00 pm Eastern time will be made at that day's NAV and wired the next business day.

                           Table of Fees And Expenses

Annual Fund Operating Expenses
(as a percentage of average net assets)


                                  Domestic Prime    Tax Exempt     U.S. Treasury
                                   Money Market    Money Market    Money Market
                                     Portfolio       Portfolio       Portfolio
                                  --------------   -------------   -------------
Management Fees                         .30%            .30%            .30%
Other Operating Expenses                .23%            .24%            .33%
Interest Expense                        .01%            .00%            .00%
                                        ----            ----            ----
Total Fund Operating Expenses           .54%            .54%            .63%


Example:

     You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:



                             Domestic Prime    Tax Exempt     U.S. Treasury
                              Money Market    Money Market    Money Market
                                Portfolio       Portfolio       Portfolio
                             --------------   -------------   -------------
1 Year                          $  6.00         $  6.00         $  6.00
3 Years                           17.00           17.00           20.00
5 Years                           30.00           30.00           35.00
10 Years                          68.00           68.00           79.00


     The purpose of the foregoing table is to assist an investor in understanding the various costs and expenses that an investor in each Portfolio will bear directly and indirectly. (For more complete descriptions of the various costs and expenses, see "Management of the Fund"). The Example shown in the table above should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown. At this time, only the Domestic Prime Money Market, Tax Exempt Money Market and U.S. Treasury Money Market Portfolios of the Fund have been activated by the Advisor.

                              Financial Highlights


     The following financial highlights of The Treasurer's Fund and the related financial statements for 1996, 1995, 1994, 1993, 1992, 1991 and 1990 have been audited by Ernst & Young LLP, Independent Auditors. Prior to 1990, the Financial Highlights were audited by other auditors. This information should be read in conjunction with the financial statements which appear in the Statement of Additional Information.




                                                                                          Domestic Prime
                                                                                       Money Market Portfolio
 ----------------------------------------------------------------------------------------------------------------------------------


                                                                        Yead Ended
                                        --------------------------------------------------------------------------------------------
                                          October        October       October    October       October     October     October
                                            31,            31,           31,         31,          31,          31,         31,
                                           1996           1995          1994        1993          1992        1991        1990
                                        -----------    -----------   ----------- -----------  -----------  ----------- -----------
Net Asset Value:
   Beginning of Period                  $  1.000       $ 1.000        $  1.000    $   1.000   $    1.000    $   1.000   $    1.000
                                          -------      -------         -------      -------       -------      -------      -------
Income from Investment
  Operations:
    Net Investment Income                  0.049         0.054           0.035        0.028        0.038        0.061         0.080
    Net Realized Gain (Loss)
      on Investments                       0.000        (0.002)          0.000        0.000        0.000        0.001         0.000
                                          -------      -------         -------     -------       -------       -------      -------
Total from Investment
     Operations                            0.049         0.052           0.035        0.028        0.038        0.062         0.080
                                          -------      -------         -------     -------       -------       -------      -------
Less Distributions:
    Dividends from
      Net Investment Income               (0.049)       (0.054)         (0.035)      (0.028)      (0.038)      (0.061)       (0.080)
    Dividends from Net Realized
      Gain on Investments                 (0.000)       (0.000)         (0.000)      (0.000)      (0.000)      (0.001)       (0.000)
                                          -------      -------         -------     -------       -------       -------      -------
    Total Distributions                   (0.049)       (0.054)         (0.035)      (0.028)      (0.038)      (0.062)       (0.080)
                                          -------      -------         -------     -------       -------       -------      -------
    Contributions from Affiliate          0.0000         0.002           0.000        0.000         0.000        0.000         0.000
                                          -------      -------          -------     -------       -------       -------      -------
Net Asset Value:
    End of Period                        $ 1.000       $ 1.000       $   1.000    $   1.000    $    1.000   $    1.000    $    1.000
                                          =======      =======          =======     =======       =======       =======      =======
Total Return                                5.12%         5.50%           3.56%        2.90%        3.82%        6.42%         8.26%
Ratios/Supplemental Data:
    Net Assets, End of Period
      (in thousands)                    $236,812      $169,297        $143,744     $145,021      $169,357     $205,282      $155,732
    Ratio of Operating Expenses
      to Average Net Assets**               0.53%***      0.52%***        0.54%        0.55%        0.54%        0.49%         0.45%
    Ratio of Interest Expenses
      to Average Net Assets                 0.01          0.02%          0.13%        0.07%           --         0.39%         0.59%
    Ratio of Net Investment Income
      to Average Net Assets                 4.93%         5.33%           3.49%        2.82%        3.82%        6.12%         7.99%
    Decrease reflected in above
      expense ratios due to under-
        takings by the Advisor
          /Administrator                    0.01%         0.01%           0.01%        0.00%        0.01%        0.06%         0.09%





                                                  January 8, 1988
                                                  (commencement
                                                    operations)
                                       October       through
                                          31,      October 31,
                                         1989         1988
                                       ---------    -----------
Net Asset Value:
   Beginning of Period               $ 1.000         $    1.000
                                       ------         ----------
Income from Investment
  Operations:
    Net Investment Income              0.090              0.057
    Net Realized Gain (Loss)
      on Investments                   0.000             0.000
                                      ------         ----------
Total from Investment
     Operations                        0.090             0.057
                                      ------         ----------
Less Distributions:
    Dividends from
      Net Investment Income           (0.090)           (0.057)
    Dividends from Net Realized
      Gain on Investments             (0.000)           (0.000)
                                      ------         ----------
    Total Distributions               (0.090)           (0.057)
                                      ------         ----------
    Contributions from Affiliate       0.000              0.000
                                       ------         ----------
Net Asset Value:
    End of Period                 $    1.000          $   1.000
                                       ======         ==========
Total Return                            9.29%             7.33%*
Ratios/Supplemental Data:
    Net Assets, End of Period
      (in thousands)                $185,068            $95,073
    Ratio of Operating Expenses
      to Average Net Assets**           0.45%             0.45%*
    Ratio of Interest Expenses
      to Average Net Assets            0.08%                --
    Ratio of Net Investment Income
      to Average Net Assets             8.98%             7.33%*
    Decrease reflected in above
      expense ratios due to under-
        takings by the Advisor
          /Administrator                0.16%             0.40%*


----------------------------------

* Annualized.

** Expenses exclusive of interest, net of reimbursement/waivers.


*** Effective 1995, the ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits, the expense ratios would have been 0.52% and 0.50% for the fiscal years ended October 31, 1996 and 1995, respectively.


                                                                   Tax Exempt
                                                                Money Market Portfolio
------------------------------------------------------------------------------------------------------------------------------------
                                                                Year Ended                                      December 18, 1987
---------------------------------------------------------------------------------------------------                commencement
                                                                                                                 of operations)
                                   October  October   October October  October   October   October   October         through
                                     31,      31,       31,      31,     31,        31,       31,       31,        October 31,
                                    1996     1995      1994     1993     1992      1991      1990      1989           1988
                                 --------  --------  -------------   -----------   -------  ------     ----------  -----------


Net Asset Value:

     Beginning of Period          $ 1.000   $ 1.000$  1.000    $1.000  $ 1.000   $  1.000  1.000       $1.000$    1.000
                                   -------  -------  -------  -------  -------    -------    ---       ------  -------
Income from Investment Operations:
     Net Investment Income          0.030     0.034    0.022    0.021    0.031    0.047    0.058        0.061    0.045
     Net Realized Gain on
      Investments                   0.000     0.000    0.000    0.000    0.000    0.000    0.000        0.000       --
                                   -------  -------  -------  -------  -------  -------  -------       ------  -------
     Total from Investment
      Operations                    0.030     0.034    0.022    0.021    0.031    0.047    0.058        0.061    0.045
                                   -------  -------  -------  -------  -------  -------  -------       ------  -------
Less Distributions:
     Dividends from Net
       Investment Income           (0.030)   (0.034)  (0.022)  (0.021)  (0.031)  (0.047)  (0.058)      (0.061)   (0.45)
     Dividends from Net Realized
       Gain on Investments         (0.000)   (0.000)  (0.000)  (0.000)  (0.000)  (0.000)  (0.000)      (0.000)      --
                                   -------  -------  -------  -------  -------  -------  -------       ------  -------

     Total Distributions           (0.030)   (0.034)  (0.022)  (0.021)  (0.031)  (0.047)  (0.058)      (0.061)  (0.045)
                                   -------  -------  -------  -------  -------  -------  -------       ------  -------
Net Asset Value:
     End of Period               $   1.000  $ 1.000 $1.000    $1.000   $ 1.000   $1.000  $1.000        $1.000  $ 1.000
                                   ========= ======  =====    ======    =======   =====   ======        =====   =====
Total Return                        3.04%     3.42%    2.21%    2.16%    3.19%    4.83%    5.94%        6.31%    5.19%*
Ratios/Supplemental Data:
     Net Assets, End of Period
       (in thousands)            $158,507  $140,826 $133,951 $117,751  $95,751  $86,486  $89,620      $68,193  $57,561
     Ratio of Operating Expenses
       to Average Net Assets        0.54%**   0.52%**  0.53%    0.57%    0.58%    0.49%    0.45%        0.45%    0.45%*
     Ratio of Net Investment Income
       to Average Net Assets        3.00%     3.35%    2.18%    2.15%    3.10%    4.71%    5.77%        6.12%    5.20% *
     Decrease reflected in above
       expense ratios due to
         undertakings by the
           Advisor/Administrator    0.00%     0.01%    0.01%    0.00%    0.02%    0.09%    0.16%        0.27%    0.57%*


----------------------------
  *  Annualized.
 ** Effective 1995, the ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits, the expense ratios would be 0.52% and 0.50% for the fiscal years ended October 31, 1996 and 1995, respectively.




                                                                       U. S. Treasury
                                                                   Money Market Portfolio
                ------------------------------------------------------------------------------------------------------
                                                                   Year Ended                            July 25, 1990
                ---------------------------------------------------------------------------------------  (commencement of operations)
                                         October    October     October   October      October   October    through
                                           31,        31,         31,        31,         31,        31,   October 31,
                                          1996       1995        1994       1993         1992      1991      1990
                                       ---------- ----------- ---------------------- ---------------------------------
Net Asset Value:
 Beginning of Period                    $ 1.000   $ 1.000  $    1.000 $    1.000  $    1.000 $    1.000  $    1.000
                                       --------   --------   --------   --------    --------      -----    --------
Income from Investment Operations:
 Net investment income                    0.047     0.051       0.033      0.026       0.034      0.055       0.019
 Net Realized Gain on Investments         0.000     0.000       0.000      0.000       0.000      0.002       0.000
                                       --------   --------   --------   --------    --------      -----     -------
Total from Investment Operations          0.047     0.051       0.033      0.026       0.036      0.057       0.019
                                       --------   --------   --------   --------    --------      -----     -------
Less Distributions:
 Dividends from Net Investment Income    (0.047)   (0.051)     (0.033)    (0.026)     (0.034)    (0.055)     (0.019)
 Dividends from Net Realized Gain on
 Investments                             (0.000)   (0.000)     (0.000)    (0.000)     (0.002)    (0.002)     (0.000)
                                                  --------   --------   --------    --------      -----    --------
--------
  Total Distributions                    (0.047)   (0.051)     (0.033)    (0.026)     (0.036)    (0.057)     (0.019)
                                       --------   --------   --------   --------    --------      -----     -------
Net Asset Value:
  End of Period                         $ 1.000   $ 1.000  $    1.000 $    1.000  $    1.000 $    1.000  $    1.000
                                       ========   ========   ========   ========    ========      =====    ========
Total Return                              4.83%     5.27%       3.31%      2.60%       3.68%      6.06%       1.82%**
Ratios/Supplemental Data:
  Net Assets, End of Period
   (in thousands)                     $ 90,761  $ 94,834    $138,205   $224,071    $254,899   $281,259    $130,337
  Ratio of Operating Expenses to Average
   Net Assets                             0.63%***  0.56%***    0.49%      0.47%       0.45%      0.49%       0.45%*
  Ratio of Net Investment Income to Average
   Net Assets                             4.70%     5.10%       3.07%      2.55%       3.38%      5.50%       7.17%*
Decrease reflected in above
 expense ratios due to
  undertakings by the
   Advisor/Administrator                  0.00%     0.00%      0.00%       0.00%       0.01%      0.03%       0.19%*




----------------------------------
 *   Annualized.
 **  Not annualized.
*** Effective 1995, the ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits, the expense ratios would be 0.60% and 0.54% for the fiscal years ended October 31, 1996 and 1995, respectively.

                      U.S. TREASURY MONEY MARKET PORTFOLIO

Investment Objectives and Policies

   The U.S. Treasury Money Market Port-folio's investment objectives are to maximize current income and to maintain liquidity and a stable net asset value of $1 per share. The Portfolio attempts to accomplish these objectives by investing in U.S. Treasury obligations which have effective maturities of 397 days or less and repurchase agreements that are collateralized by U.S. Treasury obligations to enable it to employ the amortized cost method of valuation. The Portfolio may also engage in reverse repurchase agreements that enable it to employ the amortized cost method of valuation. The investment objectives stated above are fundamental and may be changed only with the approval of a majority of the outstanding shares of the Portfolio. There can be no assurance that the U.S. Treasury Money Market Portfolio can achieve these objectives or that it will be able to maintain a stable net asset value of $1 per share.

Permitted Investments:

   United States Treasury Obligations -- obligations issued by the United States Treasury. These obligations are backed by the full faith and credit of the United States.

   U.S. Treasury obligations include bills, notes and bonds, which principally differ only in their interest rates, maturities and times of issuance. Interest on U.S. Treasury obligations is specifically exempted from state and local income taxes under federal law. While shareholders in the U.S. Treasury Money Market Portfolio do not directly receive interest on U.S. Treasury obligations, the dividends from the Portfolio are derived primarily from such interest.

   States generally allow the character of the Portfolio's income to pass-through to its shareholders, so that distributions from the Portfolio derived from interest that would be exempt from state and local income taxes if received directly by an individual taxpayer also will be exempt from such taxes when earned by an individual shareholder through a distribution from the Portfolio. The Portfolio may also invest in repurchase agreements which are collateralized by U.S. Treasury obligations. At least 65% of the Portfolio's total assets will consist of U.S. Treasury obligations and repurchase agreements which are collateralized by U.S. Treasury obligations. Interest income derived from such repurchase agreements is not considered to be income derived from U.S. Treasury obligations and is not exempt from state and local income taxes. In addition, some states require that, in order for the tax exempt character of the Portfolio's interest from U.S. Treasury obligations to pass-through to its shareholders, the Portfolio must maintain specified minimum levels of the Portfolio's total assets in U.S. Treasury obligations. If the level of non-U.S. Treasury obligations (including repurchase agreements) exceeds a state's limit for this pass-through, then none of the Portfolio's interest income would be exempt from state or local income tax in that state. While the Portfolio does not specifically limit the amount of repurchase agreements which the Portfolio can enter into (other than the requirement that 65% of the Portfolio's total assets be invested in U.S. Treasury obligations and repurchase agreements collateralized by U.S. Treasury obligations), the Portfolio will endeavor to maintain the levels necessary to preserve the pass-through of the Portfolio's tax exempt interest income from U.S. Treasury obligations.

   Investors should recognize that the state and local income tax rules that apply to the U.S. Treasury Money Market Portfolio and its shareholders may be subject to change in the future and that such changes could have an adverse impact on the Portfolio and its shareholders. Shareholders are urged to contact their tax advisors regarding the state and local tax treatment of distributions received from the U.S. Treasury Money Market Portfolio.

   Interest income on U.S. Treasury obligations is not, however, exempt from federal income tax. In addition, capital gains, if any, realized by the Portfolio upon the sale of U.S. Treasury obligations is not exempt from federal taxes or, generally, from state and local taxes.

   The U.S. Treasury Money Market Portfolio may purchase securities on a when-issued or delayed delivery basis and may enter into repurchase and reverse repurchase agreements with member banks of the Federal Reserve System and with broker-dealers who are recognized as primary dealers in U.S. government securities by the Federal Reserve Bank of New York. In addition, the Portfolio is permitted to lend its securities. For a discussion of these transactions, see "Additional Investment Information and Risk Factors."


-------------------------------------------------------------------------------
                     DOMESTIC PRIME MONEY MARKET PORTFOLIO

Investment Objectives and Policies

   The Domestic Prime Money Market Port-folio's investment objectives are to maximize current income and to maintain liquidity and a stable net asset value of $1 per share. The Portfolio attempts to accomplish these objectives by investing exclusively in prime quality, U.S. dollar denominated obligations of domestic issuers which have effective maturities of 397 days or less. The investment objectives stated above are fundamental and may be changed only with the approval of a majority of the outstanding shares of the Portfolio. There can be no assurance that the Domestic Prime Money Market Portfolio can achieve these objectives or that it will be able to maintain a stable net asset value of $1 per share.


Permitted Investments:

   United States Government Obligations -- obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities. These obligations are backed by the full faith and credit of the United States, by the credit of the issuing or guaranteeing agency or by the agency's right to borrow from the U.S. Treasury. For further description of the government obligations in which the Portfolio will invest, see "Additional Investment Information and Risk Factors."

   Bank Obligations -- certificates of deposit, bankers' acceptances and other obligations issued or guaranteed by the 50 largest banks in the United States. For this purpose, banks are ranked by total deposits as shown by their most recent annual financial statements. The "other obligations" in which the Portfolio may invest include instruments (such as bankers' acceptances, commercial paper and certificates of deposit) issued by U.S. subsidiaries of the 50 largest banks in the U.S. which are guaranteed as to principal and interest by such banks.

   Commercial Paper and other Short Term Corporate Obligations -- commercial paper and other short term domestic corporate obligations, including corporate bonds, variable amount master demand notes and participations in corporate loans, with maturities of 397 days or less. For further description of these obligations, including the liquidity of participations in corporate loans, see "Additional Investment Information and Risk Factors" herein and "Investments and Investment Techniques Common to Two or More Portfolios" in the Statement of Addi-tional Information.

   Quality Information. The Portfolio will only purchase high quality domestic money market instruments that have been determined by the Fund's Board of Directors to present minimal credit risks and that are First Tier Eligible Securities at the time of acquisition, so that the Portfolio is able to employ the amortized cost method of valuation. The term First Tier Eligible Securities means (i) securities that have remaining maturities of 397 days or less and are rated in the highest short-term rating category by any two nationally recognized statistical rating organizations ("NRSROs") or in such category by the only NRSRO that has rated the securities (collectively, the "Requisite NRSROs")

(acquisition in the latter situation must also be ratified by the Board of Directors); (ii) securities that have remaining maturities of 397 days or less but that at the time of issuance were long-term securities and whose issuer has received from the Requisite NRSROs a rating with respect to comparable short-term debt in the highest short-term category and (iii) unrated securities determined by the Fund's Board of Directors to be of comparable quality. Where the issuer of a long-term security with a remaining maturity which would otherwise qualify it as a First Tier Eligible Security does not have rated short-term debt outstanding, the long-term security is treated as unrated but may not be purchased if it has a long-term rating from any NRSRO that is below the two highest long-term categories. A determination of comparability by the Board of Directors is made on the basis of its credit evaluation of the issuer, which may include an evaluation of a letter of credit, guarantee, insurance or other credit facility issued in support of the securities or participation certificates. While there are several organizations that currently qualify as NRSROs, two examples of NRSROs are Standard & Poor's Rating Group, a division of McGraw-Hill, Inc. ("S&P") and Moody's Investors Service, Inc. ("Moody's"). The two highest ratings by Moody's for long-term debt securities are Aaa and Aa and by S&P are AAA and AA. The highest rating for commercial paper is Prime-1 by Moody's and A-1 by S&P. For a more detailed discussion of the quality requirements applicable to certificates of deposit, bankers' acceptances and other bank obligations, see "Investments and Investment Techniques Common to Two or More Portfolios" in the Statement of Additional Information. These standards must be satisfied at the time an investment is made. Subsequent to its purchase by the Portfolio, the quality of an investment may cease to be rated or its rating may be reduced so that it ceases to qualify as a First Tier Eligible Security. If this occurs, the Board of Directors of the Fund shall reassess promptly whether the security presents minimal credit risks and shall cause the Portfolio to take such action as the Board of Directors determines is in the best interest of the Portfolio and its shareholders. However, reassessment is not required if the security is disposed of or matures within five business days of the Advisor becoming aware of the new rating and provided further that the Board of Directors is subsequently notified of the Advisor's actions.


   In addition, in the event that a security (1) is in default, (2) ceases to be an eligible investment under Rule 2a-7 or (3) is determined to no longer present minimal credit risks, the Portfolio will dispose of the security absent a determination by the Fund's Board of Directors that disposal of the security would not be in the best interests of the Portfolio. In the event that the security is disposed of, it shall be disposed of as soon as practicable consistent with achieving an orderly disposition by sale, exercise of any demand feature, or otherwise. In the event of a default with respect to a security which immediately before default accounted for 1/2 of 1% or more of the Portfolio's total assets, the Portfolio shall promptly notify the Securities and Exchange Commission of such fact and of the actions that the Portfolio intends to take in response to the situation.

   The Domestic Prime Money Market Portfolio may purchase securities on a when-issued or delayed delivery basis and may enter into repurchase and reverse repurchase agreements with member banks of the Federal Reserve System and with broker-dealers who are recognized as primary dealers in U.S. government securities by the Federal Reserve Bank of New York. In addition, the Portfolio is permitted to lend its securities. For a discussion of these transactions, see "Additional Investment Information and Risk Factors."

                          GLOBAL MONEY MARKET PORTFOLIO

Investment Objectives and Policies

   The Global Money Market Portfolio's investment objectives are to maximize current income and to maintain liquidity and a stable net asset value of $1 per share. The Portfolio seeks to produce a higher yield than the Domestic Prime Money Market Portfolio by investing in the securities of issuers located in at least three countries (including the United States). The securities invested in by the Global Money Market Portfolio, described below, have effective maturities of 397 days or less. The investment objectives stated above are fundamental and may be changed only with the approval of a majority of the outstanding shares of the Portfolio. There can be no assurance that the Global Money Market Portfolio can achieve these objectives or that it will be able to maintain a stable net asset value of $1 per share.


Permitted Investments:

   United States Government Obligations -- obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities. These obligations are backed by the full faith and credit of the United States, by the credit of the issuing or guaranteeing agency or by the agency's right to borrow from the U.S. Treasury. For further description of the government obligations in which the Portfolio may invest, see "Additional Investment Information and Risk Factors."

   Bank Obligations -- certificates of deposit, bankers' acceptances and other obligations (or instruments secured by such obligations) of (i) domestic banks subject to regulation by the U.S. Government or its agencies (such as the Federal Reserve Board, the Comptroller of the Currency, or the FDIC) and having total assets of over $1 billion unless their obligations are guaranteed by their parent bank, which has assets of over $5 billion; (ii) foreign branches of these banks ("Euros"); (iii) United States branches of foreign banks of equivalent size ("Yankees"); and (iv) foreign banks. The Portfolio limits investments in foreign bank obligations to U.S. dollar denominated obligations of foreign banks which have more than $10 billion of assets, are among the 75 largest in the world, and have branches or agencies in the U.S. See "Additional Investment Information and Risk Factors" for further information on foreign investments.

   Commercial Paper and Other Short Term Corporate Obligations -- commercial paper and other short term domestic corporate obligations, including corporate bonds, variable amount master demand notes and participations in corporate loans, with maturities of 397 days or less; commercial paper and other short term obligations issued by foreign corporations if the issuer is a direct parent or subsidiary of a United States corporation, the obligation is United States dollar denominated and is not subject to foreign withholding tax ("Euro Commercial Paper"); and commercial paper and other short term obligations issued by foreign governments. For further description of all the obligations in the Portfolio, including foreign investments and the liquidity of participations in corporate loans, see "Additional Investment Information and Risk Factors" herein and "Investment Objectives and Policies" in the Statement of Additional Information.

   Quality Information. The Portfolio will only purchase high quality money market instruments that have been determined by the Fund's Board of Directors to present minimal credit risks and that are First Tier Eligible Securities at the time of acquisition so that the Portfolio is able to employ the amortized cost method of valuation. The term First Tier Eligible Securities means (i) securities that have remaining maturities of 397 days or less and are rated in the highest short-term rating categories by any two nationally recognized statistical rating organizations ("NRSROs") or in such categories by the only NRSRO that has rated the securities (collectively, the "Requisite NRSROs") (acquisition in the latter situation must also be ratified by the Board of Directors); (ii) securities that have remaining maturities of 397 days or less but that at the time of issuance were long-term securities and whose issuer has received from the Requisite NRSROs a rating with respect to comparable short-term debt in the highest short-term rating categories and (iii) unrated securities determined by the Fund's Board of Directors to be of comparable quality. Where the issuer of a long-term security with a remaining maturity which would otherwise qualify it as a First Tier Eligible Security does not have rated short-term debt outstanding, the long-term security is treated as unrated but may not be purchased if it has a long-term rating from any NRSRO that is below the two highest long-term categories. A determination of comparability by the Board of Directors is made on the basis of its credit evaluation of the issuer, which may include an evaluation of a letter of credit, guarantee, insurance or other credit facility issued in support of the securities or participation certificates. While there are several organizations that currently qualify as NRSROs, two examples of NRSROs are S&P and Moody's. The two highest ratings by Moody's for long-term debt securities are Aaa and Aa and by S&P are AAA and AA; the highest ratings for domestic and foreign commercial paper are Prime-1 by Moody's and A-1 by S&P. For a more detailed discussion of quality requirements applicable to certificates of deposit, bankers' acceptances and other bank obligations, see "Investments and Investment Techniques Common to Two or More Portfolios" in the Statement of Additional Information. Subsequent to its purchase by the Portfolio, the quality of an investment may cease to be rated or its rating may be reduced so that it ceases to qualify as a First Tier Security. If this occurs, the Board of Directors of the Fund shall reassess promptly whether the security presents minimal credit risks and shall cause the Portfolio to take such action as the Board of Directors determines is in the best interest of the Portfolio and its shareholders. However, reassessment is not required if the security is disposed of or matures within five business days of the Advisor becoming aware of the new rating and provided further that the Board of Directors is subsequently notified of the Advisor's action.

   In addition, in the event that a security (1) is in default, (2) ceases to be an eligible investment under Rule 2a-7 or (3) is determined to no longer present minimal credit risks, the Portfolio will dispose of the security absent a determination by the Fund's Board of Directors that disposal of the security would not be in the best interests of the Portfolio. In the event that the security is disposed of, it shall be disposed of as soon as practicable consistent with achieving an orderly disposition by sale, exercise of any demand feature, or otherwise. In the event of a default with respect to a security which immediately before default accounted for 1/2 of 1% or more of the Portfolio's total assets, the Portfolio shall promptly notify the Securities and Exchange Commission of such fact and of the actions that the Portfolio intends to take in response to the situation.

   The Global Money Market Portfolio may also purchase securities on a when-issued or delayed delivery basis and may enter into repurchase and reverse repurchase agreements with member banks of the Federal Reserve System and with broker-dealers who are recognized as primary dealers in U.S. government securities by the Federal Reserve Bank of New York. In addition, the Portfolio is permitted to lend its securities. For a discussion of these transactions, see "Additional Investment Information and Risk Factors."

                        TAX EXEMPT MONEY MARKET PORTFOLIO

Investment Objectives and Policies

   The Tax Exempt Money Market Portfolio's investment objectives are to maximize current income that is exempt from federal income tax and to maintain liquidity and a stable net asset value of $1 per share. The Portfolio attempts to accomplish these objectives by investing in high quality municipal securities which, in the opinion of bond counsel at the date of issuance, earn interest exempt from federal income tax and which have effective maturities of 397 days or less. Interest on these securities may be subject to state and local taxes. See "Taxes." The Portfolio intends to invest all of its assets in tax exempt obligations and in no event shall invest less than 80% of its assets in such obligations; however, it reserves the right to invest up to 20% of its assets in taxable obligations. The investment objectives stated above are fundamental and may be changed only with the approval of a majority of the outstanding shares of the Portfolio. There can be no assurance that the Tax Exempt Money Market Portfolio can achieve these objectives or that it will be able to maintain a stable net asset value of $1 per share.

   Although the Supreme Court has determined that Congress has the authority to subject the interest on municipal securities, such as the securities in which the Portfolio will invest, to regular federal income taxation, existing law excludes such interest from regular federal income tax.


Permitted Investments:

   Municipal Bonds -- bonds issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities and instrumentalities. These obligations may be general obligation bonds secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest, or they may be revenue bonds payable from specific revenue sources, but not generally backed by the issuer's taxing power. These include industrial revenue bonds or "private activity bonds" where payment is the responsibility of the private industrial user of the facility financed by the bonds; such bonds are issued by or on behalf of public authorities to provide funding for various privately operated industrial facilities. Interest on such bonds is generally exempt, with certain exceptions, from regular federal income tax provided the issuer and corporate obligor thereof continue to meet certain conditions. See "Taxes." The Portfolio may invest more than 25% of its assets in industrial revenue bonds, but may not invest more than 25% of its assets in industrial revenue bonds of projects of similar type or in the same state.

   Municipal Notes -- municipal notes of various types, including notes issued in anticipation of receipt of taxes, the proceeds of the sale of bonds, other revenues or grant proceeds, as well as municipal commercial paper and variable rate demand notes. The interest rate on variable rate demand notes is adjustable at periodic intervals of 397 days or less as specified in the notes. There is no specific percentage limitation on these investments. For more information about municipal notes, see "Investments and Investment Techniques Common to Two or More Portfolios" in the Statement of Additional Information.

  Municipal Leases -- municipal leases, which may take the form of a lease or an installment purchase or conditional sale contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchases or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state con- stitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. These types of municipal leases may be considered illiquid and subject to the 10% limitation of investment in illiquid securities set forth under "Investment Restrictions" contained herein. The Board of Directors may adopt guidelines and delegate to the Advisor the daily function of determining and monitoring the liquidity of municipal leases. In making such determination, the Board and the Advisor may consider such factors as the frequency of trades for the obligations, the number of dealers willing to purchase or sell the obligations and the number of other potential buyers and the nature of the marketplace for the obligations, including the time needed to dispose of the obligations and the method of soliciting offers. If the Board determines that any municipal leases are illiquid, such leases will be subject to the 10% limitation on investments in illiquid securities. The Board of Directors is also responsible for determining the credit quality of municipal leases, on an ongoing basis, including an assessment of the likelihood that the leases will not be cancelled.

   Quality Information. The Portfolio will only purchase high quality tax exempt money market instruments ("Municipal Obligations") that have been determined by the Fund's Board of Directors to present minimal credit risks and that are Eligible Securities at the time of acquisition so that the Portfolio is able to employ the amortized cost method of valuation. The term Eligible Securities means (i) Municipal Obligations that have remaining maturities of 397 days or less and are rated in the two highest short-term rating categories by any two nationally recognized statistical rating organizations ("NRSROs") or in such categories by the only NRSRO that has rated the Municipal Obligations (collectively, the "Requisite NRSROs") (acquisition in the latter situation must also be ratified by the Board of Directors); (ii) Municipal Obligations that have remaining maturities of 397 days or less but that at the time of issuance were long-term securities and whose issuer has received from the Requisite NRSROs a rating with respect to comparable short-term debt in the two highest short-term rating categories and (iii) unrated Municipal Obligations determined by the Fund's Board of Directors to be of comparable quality. Where the issuer of a long-term Municipal Obligation with a remaining maturity which would otherwise qualify it as an Eligible Security does not have rated short-term debt outstanding, the long-term Municipal Obligation is treated as unrated but may not be purchased if it has a long-term rating from any NRSRO that is below the two highest long-term categories. A determination of comparability by the Board of Directors is made on the basis of its credit evaluation of the issuer, which may include an evaluation of a letter of credit, guarantee, insurance or other credit facility issued in support of the Municipal Obligations or participation certificates. While there are several organizations that currently qualify as NRSROs, two examples of NRSROs are S&P and Moody's. The two highest long-term ratings by S&P and Moody's are Aaa and Aa by Moody's and AAA and AA by S&P, for debt securities; MIG-1, VMIG-1, Prime-1 and MIG-2, VMIG-2, Prime-2 by Moody's and A-1, SP-1 and A-2, SP-2 by S&P, for short-term municipal securities. These standards must be satisfied at the time an investment is made. Subsequent to its purchase by the Portfolio, the quality of an investment may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. If this occurs, the Board of Directors of the Fund shall reassess promptly whether the Municipal Obligation presents minimal credit risks and shall cause the Portfolio to take such action as the Board of Directors determines is in the best interest of the Portfolio and its shareholders. However, reassessment is not required if the Municipal Obligation is disposed of or matures within five business days of the Advisor becoming aware of the new rating and provided further that the Board of Directors is subsequently notified of the Advisor's actions.

   In addition, in the event that a municipal obligation (1) is in default, (2) ceases to be an Eligible Security or (3) is determined to no longer present minimal credit risks, the Portfolio will dispose of the Municipal Obligation absent a determination by the Fund's Board of Directors that disposal of the Municipal Obligation would not be in the best interests of the Portfolio. In the event that the Municipal Obligation is disposed of, it shall be disposed of as soon as practicable consistent with achieving an orderly disposition by sale, exercise of any demand feature, or otherwise. In the event of a default with respect to a Municipal Obligation which immediately before default accounted for 1/2 of 1% or more of the Portfolio's total assets, the Fund shall promptly notify the Securities and Exchange Commission of such fact and of the actions that the Fund intends to take in response to the situation.

   The Tax Exempt Money Market Portfolio may purchase municipal obligations on a when-issued or delayed delivery basis and may also purchase municipal obligations with puts and stand-by commitments. The Advisor currently does not anticipate entering into any transactions which would result in income subject to federal income tax. However, the Portfolio may invest up to 20% of the value of its net assets in taxable securities in certain circumstances, including repurchase and reverse repurchase agreements with member banks of the Federal Reserve System and with broker-dealers who are recognized as primary dealers in U.S. government securities by the Federal Reserve Bank of New York. The Portfolio may also lend its portfolio securities. Income from taxable securities, repurchase and reverse repurchase agreements and portfolio lending will be subject to income taxation. For a discussion of these transactions, see "Additional Investment Information and Risk Factors."



-------------------------------------------------------------------------------
                             LIMITED TERM PORTFOLIO

Investment Objectives and Policies

   The Limited Term Portfolio's investment objective is to maximize current income consistent with moderate risk of capital by investing in a liquid portfolio with a maximum weighted average maturity of two years. The investment objective stated above is fundamental and may be changed only with the approval of a majority of the outstanding shares of the Portfolio. There can be no assurance that the Limited Term Portfolio will be able to achieve this objective.

   The Limited Term Portfolio seeks to maintain a current yield that is greater than that obtainable from a portfolio of high quality money market obligations. The Portfolio seeks to increase returns by actively managing securities in the short term and intermediate term ranges. The Portfolio will consist only of securities with a maximum dollar weighted average maturity of two years and a maximum maturity of three years (three years and sixty days for new issues) at the time of investment. However, it seeks to minimize market risk by employing a "laddered" portfolio approach as opposed to a market timing approach. The laddered approach to portfolio management involves the maintenance of securities positions of varying amounts staggered at appropriate points along the fixed income yield curve in an effort to maximize income and to minimize interest rate risk. Assuming a positively sloping yield curve, a portfolio designed with a series of periodic maturities can produce higher yields at the horizon of its maturity restriction, balanced by the interest rate protection provided by shorter, more quickly maturing securities.

   In addition, the Portfolio seeks investment in securities which the Advisor believes to be undervalued and, therefore, have capital appreciation potential. Any realized capital gains, as well as interest income, will be subject to federal income taxes. See "Management Strategies" in the Statement of Additional Information.

   Purchases and sales are made for the Portfolio whenever necessary, in the Advisor's opinion, to meet the Portfolio's objective. This is expected to result in a maximum average annual portfolio turnover rate of not greater than 200%. In order to qualify as a regulated investment company, less than 30% of the Portfolio's gross income must be derived from the sale or other disposition of stock, securities or certain other investments held for less than three months. Although increased portfolio turnover may increase the likelihood of additional capital gains for the Portfolio, the Portfolio expects to satisfy the 30% income test.

   The Portfolio may purchase or sell certain financial instruments in order to attempt to reduce the volatility of its portfolio, moderate market risk and minimize fluctuations in its net asset value per share. For a discussion of these transactions, see "Additional Investment Information."


Permitted Investments:
   The Portfolio will invest in the same types of securities that are permitted investments for the Global Money Market Portfolio, with varying and longer maturities. However, when purchasing securities with effective maturities in excess of one year the Portfolio will purchase only domestic issues.

   From time to time, the assets of the Portfolio may be substantially invested in short term obligations in order to attempt to reduce the volatility of the Portfolio, moderate market risk, and minimize fluctuation in its net asset value. Short term obligations may also be purchased pending investment of proceeds of sales of Portfolio shares or Portfolio securities, or to maintain liquidity to meet anticipated redemptions.

   Quality Information. The Limited Term Portfolio's rated debt securities must be rated Aa or higher by Moody's or AA or higher by S&P, or the equivalent. Rated domestic and foreign commercial paper must be rated Prime-1 by Moody's or A-1 by S&P, or the equivalent. The Portfolio may also invest in unrated securities if, in the opinion of the Fund's Board of Directors, such securities are of comparable quality to the rated securities in which the Portfolio may invest. These standards must be satisfied at the time an investment is made. If the quality of the investment later declines, the Portfolio may continue to hold the investment. However, if the Portfolio holds any variable rate demand instruments with stated maturities in excess of one year, such instruments must maintain their high quality rating or must be sold from the Portfolio.

   The Limited Term Portfolio may also invest in hedging instruments in certain circumstances. In addition, the Portfolio may purchase obligations on a when-issued or delayed delivery basis, enter into repurchase and reverse repurchase agreements with member banks of the Federal Reserve System and with broker-dealers who are recognized as primary dealers in U.S. government securities by the Federal Reserve Bank of New York. The Portfolio is also permitted to lend its securities and purchase certain privately placed securities. For a discussion of these transactions, see "Additional Investment Information and Risk Factors."

   The Portfolio may also purchase zero coupon bonds. Zero coupon bonds do not provide for the payment of any current interest and provide for payment at maturity at par value unless sooner sold or redeemed. The market value of zero coupon bonds is subject to greater fluctuations than coupon bonds in response to changes in interest rates. For a discussion of the tax consequences of an investment in zero coupon bonds, see "Taxes" herein.

                        TAX EXEMPT LIMITED TERM PORTFOLIO

Investment Objectives and Policies

   The Tax Exempt Limited Term Portfolio's investment objective is to maximize current income exempt from federal income tax consistent with moderate risk of capital by investing in a liquid portfolio with a maximum weighted average maturity of three years. The Portfolio attempts to accomplish this objective by investing primarily in municipal securities which, in the opinion of bond counsel at the date of issuance, earn interest exempt from federal income tax. Any realized capital gains will be subject to federal income taxes. Interest on these securities may be subject to state and local income taxes. See "Taxes." The Portfolio intends to invest all of its assets in tax exempt obligations; however, it reserves the right to invest up to 20% of its assets in taxable obligations. The investment objectives stated above are fundamental and may be changed only with the approval of a majority of the outstanding shares of the Portfolio. There can be no assurance that the Tax Exempt Limited Term Portfolio will be able to achieve these objectives.

   Although the Supreme Court has determined that Congress has the authority to subject the interest on municipal securities, such as the securities in which the Portfolio will invest, to regular federal income taxation, existing law excludes such interest from regular federal income tax.

   The Tax Exempt Limited Term Portfolio seeks to maintain a current yield that is greater than that obtainable from a portfolio of short term, high quality tax exempt money market obligations. The Portfolio seeks to increase returns by actively managing securities in the short term and intermediate term ranges. The Portfolio will consist only of securities with a maximum dollar weighted average maturity of three years and a maximum maturity of five years (five years and sixty days for new issues) at the time of investment. However, it seeks to minimize market risk by employing a "laddered" portfolio approach as opposed to a market timing approach. The laddered approach to portfolio management involves the maintenance of securities positions of varying amounts staggered at appropriate points along the fixed income yield curve in an effort to maximize income and to minimize interest rate risk. Assuming a positively sloping yield curve, a portfolio designed with a series of periodic maturities can produce higher yields at the horizon of its maturity restriction, balanced by the interest rate protection provided by shorter, more quickly maturing securities.
   In addition, the Portfolio seeks investments in securities which the Advisor believes to be undervalued and, therefore, have capital appreciation potential. The value of municipal securities in the Portfolio can also be affected by market reaction to legislative consideration of various tax reform proposals. See "Management Strategies" in the Statement of Additional Information.
   Purchases and sales are made for the Portfolio whenever necessary, in the Advisor's opinion, to meet the Portfolio's objective. This is expected to result in a maximum average annual portfolio turnover rate of not greater than 200%. In order to qualify as a regulated investment company, less than 30% of the Portfolio's gross income (including tax exempt income) must be derived from the sale or other disposition of stock, securities or certain other investments held for less than three months. Although increased portfolio turnover may increase the likelihood of additional capital gains for the Portfolio, the Portfolio expects to satisfy the 30% income test.

   The Portfolio may purchase or sell certain financial instruments in order to attempt to reduce the volatility of its portfolio, moderate market risk and minimize fluctuations in its net asset value per share. For a discussion of these transactions, see "Additional Investment Information and Risk Factors."

Permitted Investments:

   The Portfolio will invest in the same types of securities that are permitted investments for the Tax Exempt Money Market Portfolio, with varying and longer maturities, such as Municipal Bonds and Municipal Notes, whose interest is exempt from federal income tax.

   From time to time, the assets of the Portfolio may be substantially invested in short term municipal obligations in order to attempt to reduce the volatility of the Portfolio, moderate market risk, and minimize fluctuation in its net asset value. Short term obligations may also be purchased pending investment of proceeds of sales of Portfolio shares or Portfolio securities, or to maintain liquidity to meet anticipated redemptions.

   Quality Information. The Tax Exempt Limited Term Portfolio's rated debt securities must be rated A or higher by Moody's or A or higher by S&P, or the equivalent. Rated short term municipal securities must be rated MIG-2, VMIG-2, P-2 or higher by Moody's or SP-2, A-2 or higher by S&P, or the equivalent. The Portfolio may also invest in unrated securities if, in the opinion of the Fund's Board of Directors, such securities are of comparable quality to the rated securities in which the Portfolio may invest. These standards must be satisfied at the time an investment is made. If the quality of the investment later declines, the Fund may continue to hold the investment. However, if the Portfolio holds any variable rate demand instruments with stated maturities in excess of one year, such instruments must maintain their high quality rating or must be sold from the Portfolio.

   The Tax Exempt Limited Term Portfolio may purchase municipal obligations on a when-issued or delayed delivery basis and may purchase municipal obligations with puts and stand-by commitments. The Advisor currently does not anticipate entering into any transaction which would result in income subject to federal income tax. However, the Portfolio may invest up to 20% of the value of its total assets in taxable securities in certain circumstances, including hedging instruments and repurchase and reverse repurchase agreements with member banks of the Federal Reserve System and with broker-dealers who are recognized as primary dealers in U.S. government securities by the Federal Reserve Bank of New York. The Portfolio may also lend its securities. Income from taxable securities, repurchase and reverse repurchase agreements and portfolio lending will be subject to income taxation. The Portfolio may purchase certain privately placed securities. For a discussion of these transactions, see "Additional Investment Information and Risk Factors."

   The Portfolio may also purchase zero coupon bonds. Zero coupon bonds do not provide for the payment of any current interest and provide for payment at maturity at par value unless sooner sold or redeemed. The market value of zero coupon bonds is subject to greater fluctuations than coupon bonds in response to changes in interest rates. For a discussion of the tax consequences of an investment in zero coupon bonds, see "Taxes" herein.

-------------------------------------------------------------------------------
               ADDITIONAL INVESTMENT INFORMATION AND RISK FACTORS

   When-Issued and Delayed Delivery

Securities. Each of the Portfolios may purchase securities on a when- issued or delayed delivery basis. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. The securities are subject to market fluctuation during this period and no interest accrues to the Portfolio until settlement. Each Portfolio maintains with the Custodian a separate account with a segregated portfolio of liquid high grade debt securities in an amount at least equal to these commitments.

   Repurchase Agreements. When a Portfolio purchases securities, it may enter into a repurchase agreement with the seller wherein the seller agrees, at the time of sale, to repurchase the security at a mutually agreed upon time and price. Each Portfolio may enter into repurchase agreements with member banks of the Federal Reserve System and with broker-dealers who are recognized as primary dealers in United States government securities by the Federal Reserve Bank of New York whose creditworthiness has been reviewed and found to meet the investment criteria of the Portfolio. Although the securities subject to the repurchase agreement might bear maturities exceeding 397 days, settlement for the repurchase would never be more than one year after the Portfolio's acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Portfolio's money will be invested in the security, and will not be related to the coupon rate of the purchased security. At the time a Portfolio enters into a repurchase agreement the value of the underlying security, including accrued interest, will be equal to or exceed the value of the repurchase agreement and, in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times be equal to or exceed the value of the repurchase agreement. Each Portfolio may engage in a repurchase agreement with respect to any security in which that Portfolio is authorized to invest, even though the underlying security may mature in more than one year. The collateral securing the seller's obligation must be of a credit quality at least equal to the Portfolio's investment criteria for Portfolio securities and will be held by the Portfolio's Custodian or in the Federal Reserve Book Entry System. If the seller defaults and the collateral value declines, the Portfolio might incur a loss. If bankruptcy proceedings are commenced with respect to the seller, the Fund's realization upon the collateral may be delayed or limited. See "Investment Restrictions." Each Portfolio may invest no more than 10% of its assets in illiquid securities including repurchase agreements maturing in more than seven days. See "Investment Restrictions."

   Reverse Repurchase Agreements.

Reverse repurchase agreements involve the sale of securities held by a Portfolio pursuant to an agreement to repurchase the securities at an agreed upon price and date. Each Portfolio is permitted to enter into reverse repurchase agreements for liquidity purposes or when it is able to purchase other securities which will produce more income than the cost of the agreement. Each Portfolio permitted to enter into reverse repurchase agreements may do so only with those member banks of the Federal Reserve System and broker-dealers who are recognized as primary dealers in U.S. government securities by the Federal Reserve Bank of New York whose creditworthiness has been reviewed and found to meet the investment criteria of the Portfolio. When engaging in reverse repurchase transactions, the Fund will maintain, in a segregated account with its Custodian, securities equal in value to those subject to the agreement. These agreements are considered to be borrowings and therefore are included in the asset restriction contained under "Investment Restrictions" relating to borrowings which allows a Portfolio to borrow money from banks for extraordinary or emergency purposes and to engage in reverse repurchase agreements provided that such in the aggregate do not exceed one-third of the value of the total assets of that Portfolio less its liabilities. Any Portfolio that utilizes reverse repurchase agreements to this extent may be considered to be leveraging its portfolio; however, since the Portfolios are required to maintain segregated accounts to cover their positions on these reverse repurchase agreements, the risks inherent in this leveraging technique are minimized.

    The Portfolio could experience delays in recovering securities in the event of the bankruptcy of the other party to a reverse repurchase agreement and could experience a loss to the extent that the value of the securities may have decreased in the meantime.

   Portfolio Lending. Each Portfolio may from time to time lend securities on a short-term basis to banks, brokers and dealers and receive as collateral cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or irrevocable bank letters of credit (or any combination thereof), which collateral will be marked to market daily and will be required to be maintained at all times in an amount equal to at least 100% of the current value of the loaned securities plus accrued interest. Such loans are not made with respect to any Portfolio if as a result the aggregate of all outstanding loans exceeds one-third of the value of the Portfolio's total assets. Securities lending will afford a Portfolio the opportunity to earn additional income because the Portfolio will continue to be entitled to the interest payable on the loaned securities and also will either receive as income all or a portion of the interest on the investment of any cash loan collateral or, in the case of collateral other than cash, a fee negotiated with the borrower. Such loans will be terminable at any time. Loans of securities involve risks of delay in receiving additional collateral or in recovering the securities lent or even loss of rights in the collateral in the event of the insolvency of the borrower of the securities. A Portfolio will have the right to retain record ownership of loaned securities in order to exercise beneficial rights. A Portfolio may pay reasonable fees in connection with arranging such loans.

   Foreign Investment Information for the Global Money Market Portfolio and the Limited Term Portfolio. The Global Money Market Portfolio and the Limited Term Portfolio may invest in certain U.S. dollar denominated foreign securities. Investment in obligations of foreign issuers and in foreign branches of domestic banks involves somewhat different investment risks from those affecting obligations of United States domestic issuers. There may be limited publicly available information with respect to foreign issuers and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States. Foreign securities markets have substantially less volume than national securities exchanges and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on foreign investments as compared to dividends and interest paid to the Portfolio by domestic issuers. Additional risks include future political and economic developments; the possibility that a foreign jurisdiction might impose or change withholding taxes on income payable with respect to foreign securities; the possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits; and the possible adoption of foreign governmental restrictions such as exchange controls.

   Taxable Investments for the Tax Exempt Portfolios. The Advisor currently does not anticipate entering into any transactions which would result in income subject to federal income tax. However, the Tax Exempt Money Market Portfolio and the Tax Exempt Limited Term Portfolio are permitted to invest up to 20% of the value of their respective total assets in securities the interest income on which is subject to federal income tax. These Portfolios may make taxable investments pending investment of proceeds from sales of their shares or portfolio securities, pending settlement of purchases of portfolio securities, to maintain liquidity to meet anticipated redemptions or when it is advisable in the Advisor's opinion because of adverse market conditions. The taxable investments permitted for these Portfolios include Obligations of the United States government and its agencies and instrumentalities, bank obligations, commercial paper and repurchase agreements and, in the case of the Tax Exempt Limited Term Portfolio, other debt securities which meet the Portfolio's quality requirements. See "Taxes." Any securities, the interest income on which may be subject to the federal alternative minimum tax for individuals (including participation certificates in such securities) are included with taxable investments in determining the 20% limitation.

   Puts for the Tax Exempt Portfolios. The Tax Exempt Money Market Portfolio and the Tax Exempt Limited Term Portfolio may purchase municipal bonds or notes with the right to resell them at an agreed price or yield within a specified period prior to maturity to facilitate portfolio liquidity. This right to resell is known as a put. The aggregate price paid for securities with puts may be higher than the price which otherwise would be paid. Consistent with the investment objectives of these Portfolios and subject to the supervision of the Directors, the purpose of this practice is to permit the Portfolios to be fully invested in tax exempt securities while maintaining the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions, to purchase at a later date securities other than those subject to the put and, in the case of the Tax Exempt Limited Term Portfolio, to facilitate the Advisor's ability to manage the Portfolio actively. The principal risk of puts is that the put writer may default on its obligation to repurchase. The Advisor will monitor each writer's ability to meet its obligations under puts. See "Investment Restrictions" and "Taxes" in the Statement of Additional Information.

   The amortized cost method is used by the Domestic Prime Money Market Portfolio, the Global Money Market Portfolio and the Tax Exempt Money Market Portfolio to value any municipal securities; no value is assigned to any puts on such municipal securities. This method is also used by the Tax Exempt Limited Term Portfolio to value certain high quality municipal securities which meet the requirements specified for use of the amortized cost method; when these securities are subject to puts separate from the underlying securities, no value is assigned to the puts. The cost of any such put is carried as an unrealized loss from the time of purchase until it is exercised or expires. See the Statement of Additional Information for the valuation procedure if the Tax Exempt Limited Term Portfolio were to invest in municipal securities that could not be valued by the amortized cost method and that are subject to separate puts.

   Privately Placed Securities. All the Portfolios, except the U.S. Treasury Money Market Portfolio, may invest in securities issued as part of privately negotiated transactions between an issuer and one or more purchasers. Except with respect to securities subject to Rule 144A of the Securities Act of 1933 which are discussed below, these securities are typically not readily marketable and are therefore considered illiquid securities. The price these Portfolios pay for illiquid securities, and any price received upon resale, may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of privately placed securities purchased by a Portfolio will reflect any limitations on their liquidity. As a matter of policy, a Portfolio will not invest more than 10% of the market value of the net assets of the Portfolio in repurchase agreements maturing in over seven days and other illiquid investments.

   These Portfolios may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 (the "Securities Act"), but can be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act. These portfolios may also purchase certain commercial paper issued in reliance on the exemption from regulations in Section 4(2) of the Securities Act ("4(2) Paper"). However, a Portfolio will not invest more than 10% of its net assets in illiquid investments, which include securities for which there is no readily available market, securities subject to contractual restriction on resale, certain investments in asset-backed and receivable-backed securities and restricted securities (unless, with respect to these securities and 4(2) Paper, the Fund's Directors continuously determine, based on the trading markets for the specific restricted security, that it is liquid). The Directors may adopt guidelines and delegate to the Advisor the daily function of determining and monitoring liquidity of restricted securities and 4(2) Paper. The Directors, however, will retain sufficient oversight and be ultimately responsible for these determinations.

   Since it is not possible to predict with assurance exactly how this market for restricted securities sold and offered under Rule 144A will develop, the Directors will carefully monitor the Portfolios' investments in these securities, focusing on such factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

    Hedging for the Limited Term Portfolio and the Tax Exempt Limited Term Portfolio. Hedging is a means of transferring risk which an investor does not desire to assume during an uncertain market environment. The Limited Term Portfolio and the Tax Exempt Limited Term Portfolio are permitted to enter into the transactions more fully described in the Statement of Additional Information solely (a) to hedge against changes in the market value of portfolio securities or (b) to close out or offset existing positions. The transactions must be appropriate to reduction of risk; they cannot be for speculation. The Limited Term Portfolio and the Tax Exempt Limited Term Portfolio may (a) sell futures contracts on non-municipal and municipal debt securities and indexes of non-municipal and municipal debt securities, respectively, and (b) purchase or write (sell) options on these futures, on non-municipal and municipal debt securities and on indexes of non-municipal and municipal debt securities traded on registered securities exchanges and contract markets, respectively.

To the extent the Portfolios use hedging instruments which do not involve specific portfolio securities, offsetting price changes between the hedging instruments and the securities being hedged will not always be possible, and market value fluctuations of the Portfolio may not be completely eliminated. When using hedging instruments that do not specifically correlate with securities in the Portfolio, the Advisor will attempt to create a very closely correlated hedge. Hedging activities based on non-municipal debt securities or indexes may not correlate as closely to the Portfolios as hedging activities based on municipal debt securities or indexes. Less closely correlated hedges are likely to occur if a Portfolio hedges municipal securities with a futures contract in United States government obligations, other non-municipal securities or an index that does not include municipal securities. This type of hedging activity may be useful to a Portfolio, especially where closely correlated hedging activities based on municipal securities or indexes are not available. For more detailed information about these transactions, see the Statement of Additional Information.

United States Government Obligations for the Domestic Prime Money
Market Portfolio, the Global Money Market Portfolio and the Limited Term Portfolio. These Portfolios may purchase any obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities.
Securities issued or guaranteed as to principal and interest by the United States Government or by agencies or instrumentalities thereof include obligations of several different kinds. Such securities in general include a variety of United States Treasury obligations, consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and times of issuance, and obligations issued or guaranteed by United States Government agencies and instrumentalities which are supported by (a) the full faith and credit of the United States Treasury (such as Government National Mortgage Association participation certificates), (b) the limited authority of the issuer to borrow from the United States Treasury (such as securities of the Student Loan Marketing Association), (c) the authority of the United States Government to purchase certain obligations of the issuer (such as securities of the Federal National Mortgage Association), or (d) only the credit of the issuer. No assurance can be given that the United States Government will provide financial support to United States Government agencies or instrumentalities as described in clauses (b), (c) or (d) above in the future, other than as set forth above, since it is not obligated to do so by law. Certain instruments issued or guaranteed by the United States Government or agencies thereof which have a variable rate of interest readjusted no less frequently than annually are deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. Custodial Receipts for the Domestic Prime Money Market Portfolio, the Global Money Market Portfolio and the Limited Term Portfolio. Securities issued or guaranteed as to principal and interest by the United States Government may be acquired by the Portfolios in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain United States Treasury notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investment Growth Receipts" ("TIGR"s') and "Certificates of Accrual on Treasury Securities" ("CATS"). The Portfolios may also invest in separately traded principal and interest components of securities issued or guaranteed by the United States Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS"). Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. The Portfolios may also invest in stripped mortgage-backed securities that represent beneficial ownership interests in either principal or interest distributions on certain mortgage pass-through certificates which are guaranteed by the Federal National Mortgage Association. Such certificates are held by a trust which sells such securities through the Federal Reserve.

   Securities guaranteed as to principal and interest by the United States Government, its agencies or instrumentalities are deemed to include securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the United States Government, its agencies or instrumentalities.

   Mortgage-Backed Securities. All of the Portfolios, except the U.S. Treasury Money Market Portfolio, may purchase securities issued or guaranteed by federal agencies or U.S. Government sponsored corporations. Such securities include those issued and guaranteed by the Government National Mortgage Association (GNMA, or "Ginnie Mae"), the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation.

   GNMA Mortgage-Backed Securities ("GNMAs") are mortgage-backed securities representing part ownership of a pool of mortgage loans. These loans issued by lenders such as mortgage bankers, commercial banks, and savings and loan associations are either insured by the Federal Housing Administration (FHA) or guaranteed by the Veterans Administration (VA). A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA (a U.S. Government corporation within the U.S. Department of Housing and Urban Development) the timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. Government.

   As mortgage-backed securities, GNMAs differ from bonds in that principal is paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. GNMAs are called "pass-through" securities because both interest and principal payments, including prepayments, are passed through to the holder of the security (in this case, the Portfolio).

   The payment of principal of the underlying mortgages may exceed the minimum required by the schedule of payments for the mortgages. Such prepayments are made at the option of the mortgagors for a wide variety of reasons reflecting their individual circumstances and may involve capital losses if the mortgages were purchased at a premium. For example, mortgagors may speed up the rate at which they prepay their mortgages when interest rates decline sufficiently to encourage refinancing. A Portfolio, when such prepayments are passed through to it, may be able to reinvest them only at a lower rate of interest. The Advisor, in determining the attractiveness of GNMAs relative to alternative fixed income securities, and in choosing specific GNMA issues, will have made assumptions as to the likely speed of prepayment. Actual experience may vary from these assumptions, resulting in a higher or lower investment return than anticipated.

   The Federal National Mortgage Association ("FNMA" or "Fannie Mae") is a U.S. Government sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved seller/servicers, which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks, credit unions, and mortgage banks. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government.


   The Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac") is a corporate instrumentality of the U.S. Government, created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. FHLMC issues Federal Home Loan Mortgage Corporation Participation Certificates ("PCs") which represent interests in mortgages from FHLMC's mortgage portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.


   FHLMC PCs differ from FNMA pass-throughs in that the mortgages underlying PCs are mostly conventional mortgages rather than FHA insured or VA guaranteed mortgages, although FHLMC has occasionally purchased FHA or VA loans. However, in several other respects (such as the monthly pass-through of interest and principal and the unpredictability of future prepayment experience) PCs are similar to FNMAs.

   These types of securities generally are less effective than other debt securities in providing a means of "locking" in attractive long term interest rates because the underlying mortgages can be prepaid. However, this risk is far less significant for the Portfolios because of their shorter weighted average maturities than for a long term portfolio. During periods of declining interest rates, mortgage-backed securities may have less potential for capital appreciation because of the possibility of increased prepayments. During periods of increasing interest rates, mortgage-backed securities may have a greater risk of capital depreciation because of the possibility of decreased prepayments.

   All of the Portfolios, except the U.S. Treasury Money Market Portfolio, may also invest in Collateralized Mortgage Obligations ("CMOs"), a type of mortgage-backed security. CMOs are debt securities collateralized by mortgage-backed certificates issued by federal agencies or U.S. Government sponsored corporations such as GNMA, FNMA and FHLMC. The payment of CMOs depends upon the cash flow from the pool of mortgages represented by the mortgage-backed certificates.

   CMOs are divided into multiple classes. Generally, the interest on the classes is distributed currently to the holders of each class. However, principal is not paid in this manner. Instead, holders of the first class receive all payments of principal until their bond is fully paid. Thereafter, principal is paid on each succeeding class with the earliest maturing securities being retired first.

   One or more classes, usually the last, may be zero-coupon bonds ("Z bonds"). The cash flow that would otherwise be used to pay interest on this class is used instead to pay principal on the earlier maturing classes. After all prior classes are retired, the Z bond pays interest and principal until final maturity. Interest accrued but not paid on the Z bond is added to the principal of the Z bond and thereafter accrues interest.

   Any guarantee or insurance on a mortgage-backed certificate does not extend to a Portfolio's investment in CMOs. There is a possibility of limited liquidity as there is no assurance that a secondary market will develop for CMOs or, if such market does develop, that it will provide a Portfolio with liquidity or remain for the term of the investment. If an event of default occurs with respect to the CMOs purchased by a Portfolio, there can be no assurance that the collateral pledged as security therefor will be sufficient to pay the principal and interest due on such bonds. The payment of principal of the underlying mortgages may exceed the minimum required by the schedule of payments for the mortgages. Such prepayments are made at the option of the mortgagors for a wide variety of reasons reflecting their individual circumstances and may involve capital losses if the mortgages were purchased at a premium. For example, mortgagors may speed up the rate at which they prepay their mortgages when interest rates decline sufficiently to encourage refinancing. The Advisor, in determining the attractiveness of CMOs relative to alternative fixed income securities, and in choosing specific CMO issues, will have made assumptions as to the likely speed of prepayment. Actual experience may vary from these assumptions, resulting in a higher or lower investment return than anticipated.

   Variable Rate Demand Instruments. All of the Portfolios, except the U.S. Treasury Money Market Portfolio, may purchase variable rate demand instruments. These instruments may be tax exempt or taxable (variable amount master demand notes) and provide for a periodic adjustment in the interest rate paid on the instrument and permit the holder to demand payment of the unpaid principal balance plus accrued interest upon not more than 30 days' notice either from the issuer or by drawing on a bank letter of credit, a guarantee, insurance or other credit facility issued with respect to such interest. These instruments are payable either on demand or at specified intervals not exceeding one year. The Money Market Portfolios may only purchase variable rate demand instruments if
(i) the instrument is subject to an unconditional demand feature, exercisable by the Portfolio in the event of default in the payment of principal or interest on the underlying securities, which itself qualifies as an Eligible Security, or
(ii) the instrument is not subject to an unconditional demand feature but does qualify as an Eligible Security and has a long-term rating by the Requisite NRSROs in one of the two highest rating categories, or, if unrated, is determined to be of comparable quality by the Fund's Board of Directors. The remaining Portfolios can only purchase such instruments if the Board of Directors determines that they meet the particular Portfolio's quality requirements. While transfer of these instruments is usually restricted by their issuers and there are no trading markets for them, the liquidity of such investments is assured through their demand features. Notwithstanding such, variable rate demand instruments with demand features in excess of 7 days are considered illiquid. See "Investments and Investment Techniques Common to Two or More Portfolios" in the Statement of Additional Information for further description of these instruments.

   While the value of the underlying variable rate demand instruments may change with changes in interest rates generally, the variable rate nature of the underlying variable rate demand instruments should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed income securities. The Portfolios may contain variable rate demand instruments on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such variable rate demand instruments may fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits. Additionally, these Portfolios may contain variable rate demand participation certificates in fixed rate municipal obligations and taxable debt obligations. The fixed rate of interest on these obligations will be a ceiling on the variable rate of the participation certificate. In the event that interest rates increased so that the variable rate exceeded the fixed rate on the obligations, the obligations could no longer be valued at par and this may cause the Portfolios to take corrective action, including the elimination of the instruments. Because the adjustment of interest rates on the variable rate demand instruments is made in relation to movements of the applicable banks' "prime rate", or other interest rate adjustment index, the variable rate demand instruments are not comparable to long-term fixed rate securities. Accordingly interest rates on the variable rate demand instruments may be higher or lower than current market rates for fixed rate obligations or obligations of comparable quality with similar maturities.

   Participation Interests. All of the Portfolios, except the U.S. Treasury Money Market Portfolio, may purchase from banks participation interests in all or part of specific holdings of municipal or other debt obligations (including corporate loans). Where the institution issuing the participation does not meet a Portfolio's quality standard the participation interest will be backed by an irrevocable letter of credit or guarantee that the Board of Directors has determined meets the prescribed quality standards of each Portfolio. Thus, even if the credit of the selling bank does not meet the quality standards of a Portfolio, the credit of the entity issuing the credit enhancement will. Each Portfolio will have the right to sell the participation interest back to the bank for the full principal amount of the Portfolio's interest in the municipal or debt obligation plus accrued interest, but only (1) as required to provide liquidity to that Portfolio, (2) to maintain the quality standards of each Portfolio's investment portfolio or (3) upon a default under the terms of the debt obligation. The selling bank may receive a fee from a Portfolio in connection with the arrangement. The terms of certain of the participations in corporate loans in which a Portfolio may invest may not enable the Portfolios to sell such instruments to the bank, and the secondary markets, if any, for such instruments are extremely limited. Therefore, investments in these types of participation interests having remaining maturities in excess of 7 days are considered illiquid and are subject to the 10% limitation for all illiquid investments.

-------------------------------------------------------------------------------
                             INVESTMENT RESTRICTIONS

   As a diversified investment company, 75% of the assets of each of the Portfolios is subject to the following limitations: (a) each Portfolio may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the United States government and its agencies and instrumentalities, and (b) each portfolio may not own more than 10% of the outstanding voting securities of any one issuer. The classification of the Fund as a diversified investment company is a fundamental policy of the Fund and may be changed only with the approval of the holders of a majority of the Fund's outstanding shares. As used in this Prospectus, the term "majority of the outstanding shares" of a Portfolio means, respectively, the vote of the lesser of (i) 67% or more of the shares of the Portfolio present at the meeting, if more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Portfolio.

   The Fund also operates under certain investment restrictions which are deemed fundamental policies of the Fund and also may be changed only with the approval of the holders of a majority of a Portfolio's outstanding shares. In addition to other restrictions listed in the Statement of Additional Information, none of the Portfolios may (except where specified):

   (i) with regard to the Domestic Prime Money Market Portfolio and the Global Money Market Portfolio, invest more than 5% of their total assets in securities of any one issuer; however, the Portfolios may invest more than 5% of their total assets in the First Tier Securities of a single issuer for a period of up to three business days;

   (ii) invest more than 10% of the market value of the Fund's net assets in illiquid investments including foreign securities, privately placed securities

(including short term debt obligations issued pursuant to Section 4(2) of the Securities Act of 1933) and bank participation interests for which a readily available market does not exist and repurchase agreements maturing in more than seven days;

   (iii) purchase securities on margin or borrow money, except (a) from banks for extraordinary or emergency purposes (not for leveraging or investment) or
(b) by engaging in reverse repurchase agreements, provided that (a) and (b) in the aggregate do not exceed an amount equal to one-third of the value of the total assets of that Portfolio less its liabilities (not including the amount borrowed) at the time of the borrowing, and further provided that 300% asset coverage is maintained at all times;

   (iv) purchase securities while borrowings (excluding reverse repurchase agreements entered into for other than extraordinary or emergency purposes) exceed 5% of its total assets;

   (v) mortgage, pledge or hypothecate any assets except that a Portfolio may pledge not more than one-third of its total assets to secure borrowings made in accordance with paragraph (iii) above. However, although not a fundamental policy of the Fund, as a matter of operating policy in order to comply with certain state statutes, no Portfolio will pledge its assets in excess of an amount equal to 10% of net assets; or

   (vi) lend portfolio securities of value exceeding in the aggregate one-third of the market value of the Portfolio's total assets less liabilities other than obligations created by these transactions.

   For a more detailed discussion of these investment restrictions, see "Investment Restrictions" in the Statement of Additional Information.

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                             MANAGEMENT OF THE FUND

   Board of Directors and Officers. The Board of Directors of the Fund decides upon matters of general policy and reviews the actions of the Fund's Distributor and its Advisor. The following serve as the Fund's Board of Directors and
Officers:


   Thomas E. O'Connor -- Chairman of the Board
   Ronald S. Eaker -- President and Chief Investment Officer
   Henley L. Smith -- Vice President and Investment Officer
   Judith Fabrizi -- Secretary, Treasurer and Investment Officer
   Georgette L. Horton -- Vice President
   Lisa Ling -- Vice President
   Michael Sakala -- Assistant Treasurer
   Alaina V. Metz -- Assistant Secretary
   Bruce Treff -- Assistant Secretary
   Sheryl Hirschfeld -- Assistant Secretary
   Felix J. Christiana -- Director; Retired Senior Vice President, Dollar Dry Dock Savings Bank
   Mary E. Hauck -- Director; Retired Senior Portfolio Manager,
   Gabelli-O'Connor Fixed Income Mutual Funds Management Co.


   Robert C. Kolodny, M.D. -- Director; Physician, author and lecturer; General Partner of KBS Partnership, KBS II Investment Partnership, KBS III Investment Partnership, KBS IV Limited Partnership, KBS New Dimensions, L.P., KBS Global Opportunities, L.P. and KBS VII Limited Partnership, private investment partnerships; Medical Director and Chairman of the Board of the Behavioral Medicine Institute

   Anthony R. Pustorino -- Director; Retired President of and consultant to Pustorino, Puglisi & Co., P.C., certified public accountants; Professor, Pace University

    Gary L. Roubos -- Director; Chairman of the Board of Dover Corp., a diversified industrial manufacturing company


William A. Merritt Jr. -- Director; Financial Consultant/Mergers and Acquisitions; Managing Member of Seaboard Properties, Inc., the KM Group, and Navigator Communications Systems, LLC; President and Chief Operating Officer of WilTel Communications Systems, Inc. (1990-1992)


    Mr. O'Connor may be deemed an "interested person" of the Fund, as defined in the Investment Company Act of 1940, on the basis of his affiliation with the Advisor

   Advisor. Gabelli-O'Connor Fixed Income Mutual Funds Management Co. has been employed by the Board of Directors as the Investment Advisor for each Portfolio of the Fund pursuant to the Advisory Agreements entered into by the Fund on behalf of each Portfolio. The Advisor supervises all aspects of the Fund's operations and provides investment advice and portfolio management services to the Fund. Subject to the supervision of the Fund's Board of Directors, the Advisor makes the Fund's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Fund's investments.

   The Advisor also provides supervisory personnel who are responsible for supervising the performance of administrative services, accounting and related services, net asset value and yield calculations, reports to and filings with regulatory authorities and services relating to such functions. However, the Administrator provides personnel to perform the operational components of such services.


   Gabelli-O'Connor Fixed Income Mutual Funds Management Co., with offices at 19 Old Kings Highway South, Darien, Connecticut 06820-4526, is a Delaware partnership organized in 1987. As of the date of this Prospectus, the Advisor is an investment manager, administrator or advisor for the assets of the Fund. Gabelli-O'Connor Fixed Income Mutual Funds Management Co. is a registered investment advisor under the Investment Advisers Act of 1940. Mr. O'Connor is President and sole shareholder of Thomas E. O'Connor & Co. Inc., the general partner of Thomas E. O'Connor & Co. L.P., which is a general partner of the Advisor. Mr. Mario J. Gabelli is the Chairman of the Board of Gabelli Funds, Inc., which is the other general partner of the Advisor. As a result of these relationships, Messrs. Thomas E. O'Connor and Mario J. Gabelli may each be deemed to be a "controlling person" of the Advisor. As of December 31, 1996, the Advisor served as investment advisor for assets aggregating in excess of $735 million. The Advisor is an affiliate of Gabelli-O'Connor Fixed Income Management Co., a registered investment advisor that is an investment manager or advisor to corporations, institutions, pension trusts, profit sharing trusts and high net worth individuals and which, as of December 31, 1996, served as an investment advisor for assets aggregating in excess of $1.0 billion. The Advisor is an affiliate of Quantum/Gabelli-O'Connor L.P. which, as of December 31, 1996, served as investment advisor for assets aggregating in excess of $125 million. The Advisor is also an affiliate of Gabelli Funds, Inc. which, through its affiliates, acts as an investment manager, administrator or advisor for assets aggregating in excess of $9.3 billion as of December 31, 1996.


   The Advisor provides persons satisfactory to the Fund's Board of Directors to serve as officers of the Fund. Such officers, as well as certain other employees and directors of the Fund, may be directors, officers or employees of the Advisor or its affiliates. Due to the services performed by the Advisor and the Administrator, the Fund currently has no employees and its officers are not required to devote their full time to the affairs of the Fund. The Statement of Additional Information contains general background information regarding each Director and principal officer of the Fund.

   Fees. Set forth below as a percentage of average daily net assets are the advisory fees paid to the Advisor for each Portfolio pursuant to the respective Advisory Agreements: the U.S. Treasury Money Market Portfolio, .30%; the

Domestic Prime Money Market Portfolio, .30%; the Global Money Market Portfolio,
 .30%; the Tax Exempt Money Market Portfolio, .30%; the Limited Term Portfolio, .45%; and the Tax Exempt Limited Term Portfolio, .45%. Any portion of the total fees received by the Advisor may be used by the Advisor to provide shareholder and administrative services and for distribution of Fund shares. See "Financial Statements" in the Statement of Additional Information. The Advisor may voluntarily assume certain expenses of any Portfolio of the Fund. This would have the effect of lowering the overall expense ratio of the Portfolio and of increasing yield to investors in that Portfolio. See "Expense Limitation" in the Statement of Additional Information.


   Administrator. The Administrator for the Fund is BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services (the "Administrator"), which is a subsidiary of The BISYS Group, Inc. ("BISYS"). BISYS, headquartered in Little Falls, New Jersey, is a publicly owned company engaged in information processing, loan servicing and 401(K) administration and Recordkeeping services to and through banking and other financial organizations. BISYS and its affiliates BISYS Fund Services and BISYS Fund Services, Inc. have their principal place of business at 3435 Stelzer Road, Columbus, Ohio 43219. BISYS Fund Services is the successor to Furman Selz LLP, the former administrator of the Fund.

   The Administrator serves as administrator and distributor of other mutual funds. The Fund will not invest in these funds or in any other fund which may in the future be affiliated with the Administrator or any of its affiliates.

   Pursuant to the Administration Agreement for each of the Portfolios, the Administrator provides all management and administrative services necessary for the Fund, other than those provided by the Advisor, subject to the supervision of the Fund's Board of Directors. Because of the services rendered the Fund by the Administrator and the Fund's Advisor, the Fund itself may not require any employees other than its officers, none of whom receive compensation from the Fund.

   For the services rendered to the Fund by the Administrator, the Fund pays the Administrator a fee, computed daily and payable monthly, in accordance with the following schedule: (i) .10% of the first $500 million of aggregate average daily net assets of the Fund, (ii) .065% of the next $250 million of aggregate average daily net assets of the Fund, (iii) .055% of the next $250 million of aggregate average daily net assets of the Fund and (iv) .050% of all aggregate average daily net assets of the Fund over $1 billion.

    BISYS Fund Services, Inc. provides the Fund with all accounting related services. For the accounting services provided, BISYS Fund Services, Inc. shall be paid a fee of $2,500 per Portfolio per month.

   The Administration Agreement is terminable by the Board of Directors of the Fund or the Administrator, respectively, on sixty days' written notice. The Administration Agreement shall remain in effect for one year from the date of the conversion of services to BISYS data processing system, and subject to annual approval of the Fund's Board of Directors for one-year periods thereafter. The Administration Agreement provides that in the absence of willful misfeasance, bad faith or negligence on the part of the Administrator, or reckless disregard of its obligations thereunder, the Administrator shall not be liable for any action or failure to act in accordance with its duties thereunder.


   Expenses. Each Portfolio is responsible for payment of its expenses, including the following expenses, without limitation: fees payable to the Advisor, Administrator, Custodian, Transfer Agent and Dividend Agent; brokerage and commission expenses; Federal, state or local taxes, including issuance and transfer taxes incurred by or levied on them; commitment fees, certain insurance premiums and membership fees and dues in investment company organizations; interest charges on borrowings; telecommunications expenses; recurring and nonrecurring legal and auditing expenses; costs of organizing and maintaining the Fund's existence as a corporation; compensation, including directors' fees, of any directors, officers or employees who are not the officers of the Advisor or its affiliates; costs of other personnel providing administrative and clerical services; costs of stockholders' services and costs of stockholders' reports, proxy solicitations, and corporate meetings; fees and expenses of registering their shares under the appropriate federal securities laws and of qualifying their shares under applicable state securities laws, including expenses attendant upon the initial registration and qualification of these shares and attendant upon renewals of, or amendments to, those registrations and qualifications; and expenses of preparing, printing and delivering the Prospectus to existing shareholders and of printing shareholder application forms for shareholder accounts. The Advisor pays the promotional and advertising expenses related to the distribution of the Fund's shares and for the printing of all Fund prospectuses used in connection with the distribution and sale of Fund shares. See "Management of Fund" in the Statement of Additional Information. The Advisor has agreed to a reduction in the amounts payable to it and to reimburse each Portfolio, as necessary, if in any fiscal year the sum of the Portfolio's expenses exceeds the limits set by applicable regulations of state securities commissions.

-------------------------------------------------------------------------------

                               PURCHASE OF SHARES

   GOC Fund Distributors, Inc. (the "Distributor") serves as the exclusive Distributor of the shares of each Portfolio pursuant to its Distribution Agreement with the Fund. Investors may open accounts in the Portfolios in the Fund only through the exclusive Distributor for the Fund. Under the Distribution Agreement, the Distributor, for nominal consideration and as agent for the Fund, will solicit orders for the purchase of Fund shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal.

   Each Portfolio requires a minimum initial investment of $100,000. No minimum amount is required for subsequent investments. Additionally, without cost, investors have the flexibility to allocate their investment among the six Portfolios at their discretion and may change such allocation at any time, subject to the minimum initial investment requirements of each Portfolio. Shareholders should maintain a share balance equal to at least $50,000 in any Portfolio in which they wish to continue to invest. The Fund reserves the right to redeem, after 60 days' written notice, shares in subminimum accounts and return the proceeds to shareholders. The shareholder may restore and maintain a minimum balance during the notice period or reallocate his investment among the Portfolios to avoid involuntary redemption. See "Redemption of Shares-Optional Redemption by the Fund." Shareholders are also provided flexibility since shares can be redeemed or exchanged among the six Portfolios at no extra cost. For purposes of minimum investment requirements, investments in the Portfolios by related shareholders may be aggregated.


   Shares of each Portfolio are sold on a continuous basis without a sales charge at the net asset value per share next determined after receipt of an order. The Fund reserves the right to reject any subscription for the shares of its Portfolios. No third party or foreign checks will be accepted. Purchases made by mail should be sent to The Treasurer's Fund, Inc., P.O. Box 182491, Columbus, Ohio 43218-2491.

   The U.S. Treasury Money Market Portfolio, the Domestic Prime Money Market Portfolio, the Global Money Market Portfolio and the Tax Exempt Money Market Portfolio. To purchase shares in the U.S. Treasury Money Market Portfolio, the Domestic Prime Money Market Portfolio, the Global Money Market Portfolio, or the Tax Exempt Money Market Portfolio, an investor should place a telephone purchase order before 12:00 noon Eastern time and wire immediately available funds to the appropriate Portfolio on the same day. These Portfolios must receive immediately available funds by the close of business for the purchase to be effective and dividends to be earned on the same day. If funds are received after the close of business, the purchase will become effective and dividends will be earned on the next business day. Purchases made by check will be invested and begin earning income on the next business day after the check is received.

   The Limited Term Portfolio and the Tax Exempt Limited Term Portfolio. To purchase shares in the Limited Term Portfolio or the Tax Exempt Limited Term Portfolio, an investor should place a telephone purchase order and transfer immediately available funds to the appropriate Portfolio. If the Portfolio receives a telephone purchase order prior to 4:00 p.m. Eastern time on any business day, the purchase of Portfolio shares is effective and is made at the net asset value determined that day, and the purchaser will begin earning dividends on the next business day. If the Portfolio receives a telephone purchase order after 4:00 p.m. Eastern time, the purchase is effective and is made at the net asset value determined on the next business day, and the purchaser will begin earning dividends on the next following business day. Purchases made by check will be invested on the next business day after the check is received and begin earning income on the day following investment.

   Other Purchase Information. Requests in "good order" must include the following documentation: (a) A letter of instruction, if required, signed by all registered owners of the shares in the exact names in which they are registered;
(b) Any required signature guarantees (see "Signature Guarantees" below); and
(c) Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

   Signature Guarantees. To protect shareholder accounts, the Funds and its transfer agent from fraud, signature guarantees are required to enable the Funds to verify the identity of the person who has authorized a redemption from an account. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareowner(s) and the registered address and (2) share transfer requests. Shareholders may contact the Funds at 1-800-TSR-FUND/1-800-877-3863 for further details.

    By Wire. To purchase shares by a Federal funds wire, please contact 1-800-TSR-FUND/1-800-877-3863 for wiring instructions. A completed account application must be over-nighted to the Fund in advance of the wire at The Treasurer's Fund, Inc. c/o BISYS Fund Services, 3435 Stezler Road, Columbus, Ohio 43219-8021.

    By Mail. Purchases to open new accounts which are mailed should be sent to The Treasurer's Fund, Inc., P.O. Box 182491, Columbus, Ohio 43218-2491, together with the completed and account application.


-------------------------------------------------------------------------------

                              REDEMPTION OF SHARES

   To redeem shares in any of the Portfolios of the Fund, an investor may submit a redemption request to the Fund or may telephone the Fund directly at 1-800-TSR-FUND/1-800-877-3863 and give the service representative the shareholder's account number and the amount of the redemption. Each Portfolio executes redemption requests at the next determined net asset value per share. See "Net Asset Value." The Fund reserves the right to satisfy redemption requests in cash or in securities of the Portfolio whose shares are being redeemed. During a period of dramatic economic or market change, increased volume may make the telephone redemption option difficult to implement. Shareholders unable to reach the Fund by telephone may telecopy their redemption requests to the Fund at 203-655-7719. The Fund will employ procedures to confirm that telephone or telecopy redemption instructions are genuine, and will require that shareholders electing such option provide a form of personal identification. The failure of the Fund to employ such procedures may cause the Fund to be liable for losses incurred by investors due to telephone or telecopy redemptions based upon unauthorized or fraudulent instructions.

   The U.S. Treasury Money Market Portfolio, the Domestic Prime Money Market Portfolio, the Global Money Market Portfolio, and the Tax Exempt Money Market Portfolio. A redemption request received by the U.S. Treasury Money Market Portfolio, the Domestic Prime Money Market Portfolio, the Global Money Market Portfolio or the Tax Exempt Money Market Portfolio prior to 12:00 noon, Eastern time is effective on that day. A redemption request received after that time becomes effective on the next day. Proceeds of an effective redemption are generally wired the same day in immediately available funds to the shareholder's designated bank account. If a redemption request becomes effective on a day when the New York Stock Exchange is open but which is not a Fund business day, the proceeds are transferred the next business day. See "Further Redemption Information."

   The Limited Term Portfolio and the Tax Exempt Limited Term Portfolio. A redemption request received by the Limited Term Portfolio or the Tax Exempt Limited Term Portfolio prior to 4:00 p.m. Eastern time is effective on that day. A redemption request received after that time becomes effective on the next day. Proceeds of an effective redemption are generally wired the next business day in immediately available funds to the share-holder's designated bank account and, subject to "Further Redemption Information" below, in any event are transferred within seven days.

   Redemption of Shares by Check Writing. Shareholders of any of the four Money Market Portfolios who have elected check writing on their application will receive checks which may be used to make payments to any person or business. Each check must be for at least $10,000. Dividends will continue to be paid until a check is presented to the Portfolio for payment. It is not possible to use a check to close out your account.


   Optional Redemption by the Fund. Shareholders should maintain a share balance equal to at least $50,000 per Portfolio. The Fund reserves the right to redeem, after 60 days' written notice, shares in subminimum accounts and return the proceeds to shareholders. The shareholder may restore and maintain a minimum balance during the notice period or reallocate his investment among the Portfolios to avoid involuntary redemption.

   Further Redemption Information. Investors should be aware that redemptions from the Fund may not be processed if a completed account application with a certified Taxpayer Identification Number has not been received. See "Taxes." In addition, if a customer sends a check for the purchase of Fund shares, and those shares are redeemed before the check has cleared, the transmittal of redemption proceeds may be delayed until 15 days after the check used to purchase the shares has been deposited by the Fund.

   Each of the Portfolios of the Fund reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption for up to seven days and for such other periods as the Investment Company Act of 1940 may permit.


   Requests in "good order" must include the following documentation: (a) A letter of instruction, if required, signed by all registered owners of the shares in the exact names in which they are registered; (b) Any required signature guarantees (see "Signature Guarantees" above); and (c) Other supporting legal documents, if required, in the case of estates, trusts, guadianships, custodianships, corporations, pension and profit sharing plans and other organizations.




-------------------------------------------------------------------------------

                               EXCHANGE OF SHARES

   An investor may, without cost, exchange shares from any of the Portfolios of the Fund into any other Portfolio of the Fund, subject to the $100,000 minimum initial investment requirement per Portfolio and the maintenance of the suggested minimum balance of $50,000. See "Purchase of Shares." Shares are exchanged on the basis of relative net asset value per share. Exchanges are in effect redemptions from one Portfolio and purchases of another Portfolio; and the Portfolio's purchase and redemption procedures and requirements are applicable to exchanges. An exchange pursuant to this exchange privilege is treated for federal income tax purposes as a sale on which a shareholder may realize a taxable gain or loss. See "Purchase of Shares" and "Redemption of Shares." Telephone Redemption and Telephone Exchange will be suspended for a period of 10 days following a telephonic address change.



-------------------------------------------------------------------------------

                           DIVIDENDS AND DISTRIBUTIONS

   Net investment income is declared as dividends daily and paid monthly; however, if an investor's shares are redeemed during a month, accrued but unpaid dividends are paid with the redemption proceeds. Substantially all the realized net capital gains for the Portfolios, if any, are declared and paid on an annual basis. Dividends are payable to shareholders of record at the time of declaration.

   Dividends of each Portfolio are automatically reinvested in additional Portfolio shares unless the shareholder has elected to have them paid in cash.

   The net investment income of the Fund for each business day is determined immediately prior to the determination of net asset value. Net investment income for other days is determined at the time net asset value is determined on the prior business day. Shares of the Money Market Portfolios earn dividends on the business day their purchase is effective but not on the business day their redemption is effective. Shares of the Limited Term Portfolio and the Tax Exempt Limited Term Portfolio earn dividends on the business day their redemption is effective but not on the business day their purchase is effective. See "Purchase of Shares" and "Redemption of Shares."


   If you elect to receive distributions in cash and checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distributions will be reinvested in the Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and will be reinvested in the Fund at the per share net asset value determined as of the date of cancellation.


-------------------------------------------------------------------------------

                                 NET ASSET VALUE

   Net asset value per share for each of the Portfolios is determined by subtracting from the value of the Portfolio's total assets the amount of its liabilities and dividing the remainder by the number of its outstanding shares. The U.S. Treasury Money Market Portfolio, the Domestic Prime Money Market Portfolio, the Global Money Market Portfolio and the Tax Exempt Money Market Portfolio value all portfolio securities by the amortized cost method in accordance with Rule 2a-7 under the Investment Company Act of 1940. This method attempts to maintain a constant net asset value per share of $1.00. No assurances can be given that this goal can be attained. See "Net Asset Value" in the Statement of Additional Information.

   In the case of the Limited Term Portfolio and the Tax Exempt Limited Term Portfolio, the value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for the security; the value is based either on the last sale price on a national securities exchange, or, in the absence of recorded sales, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market. Assets for which market quotations are not readily available are valued in accordance with procedures established by the Fund's Board of Directors, including use of an independent pricing service or services which use prices based on yields or prices of comparable securities, indications as to values from dealers and general market conditions. High quality securities with effective maturities of one year or less generally will be valued by the amortized cost method.


   Each of the Portfolios computes its net asset value once daily on Monday through Friday, except that the net asset value may not be computed for a Portfolio on a day in which no orders to purchase, sell or redeem Portfolio shares have been received or on the holidays listed under "Net Asset Value" in the Statement of Additional Information. The Portfolios compute net asset value as follows: the U.S. Treasury Money Market Portfolio, the Domestic Prime Money Market Portfolio, the Global Money Market Portfolio and the Tax Exempt Money Market Portfolio, 12:00 noon Eastern time; the Limited Term Portfolio and the Tax Exempt Limited Term Portfolio, 4:00 p.m. Eastern time.




-------------------------------------------------------------------------------

                       YIELD AND TOTAL RETURN INFORMATION


   The Portfolios may from time to time include yield, effective yield and total return information in advertisements or reports to shareholders or prospective investors. The "yield" of the U.S. Treasury Money Market Portfolio, the Domestic Prime Money Market Portfolio, Global Money Market Portfolio and Tax Exempt Money Market Portfolio refers to the income generated by an investment in the Portfolio over a seven-day period (which period will be stated in the advertisement). The Limited Term Portfolio and Tax Exempt Limited Term Portfolio yield refers to income generated by an investment in these Portfolios over a thirty day period. This income is then "annualized". That is, the amount of income generated by the investment during that month is assumed to be generated each month over a 12-month period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The "total return" of the Limited Term Portfolio and Tax Exempt Limited Term Portfolio is required to be included in any advertisement containing the yield of any of these non-money market funds. Total return is the average annual total return for the period which began at the inception of the Portfolio and ended on the date of the most recent balance sheet, and is computed by finding the average annual compound rates of return over the period that would equate the initial amount invested to the ending redeemable value. For a description of the methods used to calculate the Portfolios' yield, effective yield and total return, see the Fund's Statement of Additional Information. Yield, effective yield and total return may fluctuate daily and do not provide a basis for determining future yields, effective yields or total returns.


   All or substantially all of the dividends paid by the U.S. Treasury Money Market Portfolio represent a pass-through of income received on the Portfolio's direct investment in U.S. Treasury obligations, and, as a result, will not be subject to state and local income taxation in many states. The U.S. Treasury Money Market Portfolio may, from time to time, advertise a tax equivalent yield. The tax equivalent yield is a comparison of the taxable yield necessary to produce an after-tax yield equivalent to that of a fund which invests in obligations that are exempt from state and local income taxes, based upon the applicable state's or municipality's highest marginal rate. The Tax Exempt Money Market Portfolio and the Tax Exempt Limited Term Portfolio may also advertise tax equivalent yield. Tax equivalent yield for the Tax Exempt Money Market and Tax Exempt Limited Term Portfolios is a comparison of the taxable yield necessary to produce an after-tax yield equivalent to that of a fund which invests in obligations that are exempt from federal income taxes. Tax equivalent yield for the Tax Exempt Money Market and Tax Exempt Limited Term Portfolios is calculated by applying the stated federal income tax rate to only the net investment income exempt from federal income taxation. For a description of the methods used to calculate the Portfolios' tax equivalent yield, see the Fund's Statement of Additional Information.

-------------------------------------------------------------------------------

                           DESCRIPTION OF COMMON STOCK

   The Fund was incorporated in Maryland on August 17, 1987. The authorized capital stock of the Fund consists of twenty billion shares of stock having a par value of one tenth of one cent ($.001) per share. The Fund's Board of Directors is authorized to divide the unissued shares into separate series of stock, each series representing a separate, additional investment portfolio. The Board currently has authorized the division of the unissued shares into six series, one for each of the Portfolios. Shares of all series will have identical voting rights, except where, by law, certain matters must be approved by a majority of the shares of the affected series. Each share of any series of shares when issued has equal dividend, distribution, liquidation and voting rights within the series for which it was issued, and each fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share. Shares will be voted in the aggregate. There are no conversion or preemptive rights in connection with any shares of the Fund. All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable. Shares are redeemable at net asset value, at the option of the shareholder.


    The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares out- standing voting for the election of directors can elect 100% of the directors if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors. The Fund does not issue certificates evidencing Fund shares.






------------------------------------------------------------------------------
                                DISTRIBUTION PLAN

   The Fund has adopted a distribution and service plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Rule") for each Portfolio of the Fund. The Rule provides that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule. There are no fees or expenses chargeable to the Fund under the Plans and the Fund's Board of Directors has adopted the Plans in case certain expenses of the Fund might be considered to constitute indirect payment by the Fund of distribution expenses. If a payment of advisory fees by the Fund to the Advisor should be deemed to be indirect financing by the Fund of the distribution of its shares, such payments are authorized by the Plans.

   The Plans provide that the Advisor may make payments from time to time from its own resources, which may include the advisory fee and past profits, to pay promotional and administrative expenses in connection with the offer and sale of shares of the Portfolios, including payments to participating organizations for performing shareholder servicing and related administrative functions and for providing assistance in distributing the Fund's shares. The Advisor, in its sole discretion, will determine the amount of such payments made pursuant to the Plans, provided that such payments will not increase the amount which the Fund is required to pay to the Advisor for any fiscal year under the Advisory
Agreement in effect for the year.

   The Glass-Steagall Act limits the ability of a depository institution to become an underwriter or distributor of securities. However, it is the Fund management's position that banks are not prohibited from acting in other capacities for investment companies, such as providing administrative and shareholder account maintenance services and receiving compensation from the Advisor for providing such services. However, this is an unsettled area of the law and if a determination contrary to the Fund management's position is made by a bank regulatory agency or court concerning shareholder servicing and administration payments to banks from the Advisor, any such payments will be terminated and any shares registered in the banks' names, for their underlying customers, will be re-registered in the name of the customers at no cost to the Fund or its shareholders. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.


   Although there are no fees or expenses chargeable to the Fund under the Plans, for the fiscal year ended October 31, 1996, the Advisor made payments under each Plan to or on behalf of Participating Organizations in amounts of $80,147, $151,873 and $213,907 with regard to the U.S. Treasury Money Market Portfolio, the Tax Exempt Money Market Portfolio and the Domestic Prime Money Market Portfolio, respectively (representing .10% of the average daily net assets of each of those Portfolios). Although these payments were not made by the Fund, each may be deemed an indirect payment by the Fund.


-------------------------------------------------------------------------------

                                      TAXES

   The active Portfolios of the Fund have qualified and intend to continue to qualify under the Internal Revenue Code of 1986, as amended (the "Code"), as a regulated investment company. As a regulated investment company, each Portfolio will not be subject to federal income taxes on the investment company taxable income and long-term capital gains that it distributes to its shareholders, provided that at least 90% of its investment company taxable income and at least 90% of its tax exempt net interest income for the taxable year is distributed. The Fund's policy is to distribute as dividends each year 100% (and in no event less than 90%) of its investment company taxable income and tax exempt net interest income. Each Portfolio will be treated as a separate corporation and generally will have to comply with the qualification and other requirements applicable to regulated investment companies without regard to other Portfolios. If for any taxable year a Portfolio does not qualify as a regulated investment company, all of its taxable income will be taxed to it at corporate rates and no distribution will qualify as tax exempt.

   The Fund has adopted a policy of declaring dividends daily in an amount based on its net investment income. The amount of each daily dividend may differ from actual net investment income calculated in accordance with federal income tax principles. Dividend distributions generally will be made on the twentieth day of each month. Dividends paid from taxable income and distributions of any realized short term capital gains (whether from tax exempt or taxable obligations) are taxable to shareholders as ordinary income for federal income tax purposes, whether received in cash or reinvested in additional shares of the Fund. Dividends paid from taxable income by a Portfolio on December 31 will be treated as received by shareholders on such date (and subject to tax in the share-holder's tax year in which such date occurs) for federal income tax purposes, notwithstanding actual receipt of the dividend after December 31. Distributions of net realized capital gains after utilization of capital loss carryforwards, if any, are made in October and, if necessary to meet applicable distribution requirements, shortly after October 31, the Portfolios' fiscal year end. Investors in each Portfolio can receive distributions in cash or have them reinvested in additional shares of the Portfolio. Distributions paid by the Portfolios (including distributions of tax exempt interest) may result in a liability (or increased liability) under the alternative minimum tax.

   Distributions of tax exempt income are not subject to regular federal income taxes, but may be subject to the alternative minimum tax. While shares of the Fund are sold primarily to corporations and other institutional investors, the Advisor has reserved the right to accept subscriptions for Fund shares from individuals. Distributions derived from interest on certain private activity bonds that are exempt from regular federal income tax are specifically treated as tax preference items and may subject individual or corporate shareholders to liability (or increased liability) under the alternative minimum tax. However, at least 80% of the net assets of the Tax Exempt Money Market Portfolio and Tax Exempt Limited Term Portfolio will be invested in municipal obligations, the interest income on which is not treated as a tax preference item under the alternative minimum tax. Because 75% of the difference between adjusted current earnings (including, generally, tax exempt income), and alternative minimum taxable income (determined without regard to this item) is an addition to the corporate alternative minimum tax base, all distributions derived from interest that is exempt from regular federal income tax are included in adjusted current earnings and may subject corporate shareholders to, or increase their liability under, the alternative minimum tax. In certain cases, Subchapter S corporations with accumulated earnings and profits from Subchapter C years will be subject to a tax on "passive investment income," including tax exempt interest. For social security recipients, interest on tax exempt bonds, including tax exempt interest dividends paid by the Fund, is to be added to adjusted gross income for purposes of computing the amount of social security benefits includible in gross income.
   With respect to variable rate demand instruments and participation certificates, the Fund is relying on the opinion of Battle Fowler LLP, counsel to the Fund, that it will be treated for federal income tax purposes as the owner thereof and the interest on the underlying tax exempt obligations will be tax exempt to the Fund. Counsel has pointed out that the IRS has announced that it will not ordinarily issue advance rulings on the question of ownership of securities or participation interests therein subject to a put and could reach a conclusion different from that reached by counsel.

   If the Fund acquires debt instruments that were originally issued at a discount, e.g., zero coupon bonds, it will be required to include annually in gross income or, in the case of tax exempt instruments issued at a discount, in tax exempt income, a portion of the "original issue discount" that accrues over the term of the obligation regardless of whether the income is received by the Fund, and to make distributions accordingly. To insure that the Fund has sufficient cash to meet this distribution requirement, the Fund may borrow funds on a short-term basis or sell certain investments. Since a substantial percentage of the Fund's dividends are expected to be reinvested and dividends that are declared and automatically reinvested satisfy the distribution requirement, the Fund expects to satisfy the distribution requirement even if it owns obligations with original issue discount. Shareholders will realize taxable income on the automatic reinvestment of dividends that are attributable to original issue discount on taxable obligations.

   The Fund is required, subject to certain exemptions, to withhold at a rate of 31% from dividends paid or credited to shareholders in addition to the proceeds from the redemption of Portfolio shares, if a correct taxpayer identification number, certified when required, is not on file with the Fund. Corporate investors are not subject to this requirement.

   The Fund may be subject to state or local tax in jurisdictions in which the Fund is organized or may be deemed to be doing business. However, Connecticut and Maryland tax regulated investment companies in a manner that is generally similar to the federal income tax rules described herein.

   Distributions may be subject to state and local income taxes. In addition, the treatment of the Fund and its shareholders in those states that have income tax laws might differ from their treatment under the federal income tax laws. Shareholders should consult with their own tax advisors with respect to any state or local taxes. In addition, shareholders should review with their tax advisors the state and local income tax consequences of the Fund's investing in certain investments issued by agencies and instrumentalities of the U.S. Government and in repurchase and reverse repurchase agreements and of the Fund's engaging in securities loans.

   With respect to the U.S. Treasury Money Market Portfolio, states generally provide for a pass-through of the state and local income tax exemption afforded under federal law to direct owners of U.S. Government obligations, subject to such Portfolio's compliance with certain state notice and investment threshold requirements. It is expected that dividends from the U.S. Treasury Money Market Portfolio that are derived from interest earned on U.S. Government obligations generally will be treated for state and local income tax purposes as if the investor directly owned a proportionate share of the U.S. Government obligations held by that Portfolio. Therefore, since the income on U.S. Government obligations in which the U.S. Treasury Money Market Portfolio invests is exempt from state and local income taxes under federal law, dividends paid by that Portfolio that are derived from such interest will also be free from state income taxes. To the extent required by applicable state laws and within any applicable time period following the end of the Fund's taxable year, the Fund intends to send each shareholder a tax information notice describing the federal and state income tax status of dividends paid to investors for the prior tax year.

   The exemption from state and local income taxation, if available, does not preclude states from assessing other taxes, such as personal property taxes and estate and inheritance taxes, on the value of an investor's shares in the U.S. Treasury Money Market Portfolio. In addition, states may impose taxes on capital gains distributed by such Portfolio and may include the value of Portfolio shares and the income attributable thereto in the measure of state or municipal franchise taxes imposed on a corporate investor's privilege of doing business in the state or municipality. Shareholders are urged to contact their tax advisors regarding the state and local tax treatment of ownership of shares in the U.S. Treasury Money Market Portfolio and of dividends received from the Portfolio.

   The Code imposes a nondeductible 4% excise tax on a Portfolio unless it meets certain requirements with respect to distributions of net ordinary income and capital gain net income. It is anticipated that this provision will not have any material impact on a Portfolio.

   Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on foreign investments as compared to dividends and interest paid by domestic issuers. The Fund does not expect that any Portfolio will qualify to elect to pass through to its shareholders the right to take a foreign tax credit for foreign taxes withheld from dividends and interest payments.

   For federal income tax purposes, distributions of net capital gains (the excess of net long-term capital gains over net short-term capital loss) if any, are taxable as net capital gains regardless of the length of time shareholders have owned their shares. The Tax Reform Act of 1986 eliminated the preferential treatment previously available for net capital gains. However, the Revenue Reconciliation Act of 1990 restored, in limited circumstances, a preferential tax rate for net capital gains.

Distributions attributable to short-term capital gains (whether from tax exempt or taxable obligations) are taxable as ordinary income. Generally, on the sale or exchange of obligations held for more than one year, gain realized by a Portfolio that is not attributable to original issue discount or certain market discount will be long-term capital gain. Such capital gain, if any, will be distributed as capital gain dividends. Gain on the disposition of a tax-exempt bond purchased at a market discount generally will be treated as ordinary income, rather than capital gain, to the extent of accrued market discount. Capital gain dividends, designated as such in a written notice to investors mailed not later than 60 days after a Portfolio taxable year closes, will be taxed as long-term capital gain. However, if an investor receives a capital gain dividend and sells shares after holding them for six months or less (not including periods during which the shareholder holds an offsetting position) then any loss realized on the sale will be treated as long-term capital loss to the extent of such capital gain dividend.

   All taxable dividends from investment company taxable income are taxable as ordinary income. It is not expected that any income distributions from the Portfolios will qualify for the dividends received deduction for corporations.

   The Tax Reform Act of 1986 contained a provision limiting miscellaneous itemized deductions for individuals and certain other shareholders, such as estates or trusts, to the extent such miscellaneous itemized deductions do not exceed 2% of adjusted gross income for a taxable year. However, the Revenue Reconciliation Act of 1989 provided an exemption from the limitation for publicly offered regulated investment companies. The U.S. Treasury Money Market Portfolio, the Domestic Prime Money Market Portfolio and the Tax Exempt Money Market Portfolio currently qualify and expect to continue to qualify as publicly-offered regulated investment companies; it is expected that the remaining Portfolios will qualify as publicly offered regulated investment companies when activated.

   In South Carolina v. Baker, the U.S. Supreme Court held that the federal government may constitutionally require states to register bonds they issue and may subject the interest on such bonds to federal tax if not registered, and the Court further held that there is no constitutional prohibition against the federal government's taxing the interest earned on municipal bonds. The Supreme Court decision affirms the authority of the federal government to regulate and control municipal bonds and to tax such bonds in the future. The decision does not, however, affect the current exemption from taxation of interest earned on municipal bonds in accordance with Section 103 of the Code.

   The federal, state and local income tax rules that apply to the Fund and its shareholders have changed extensively in recent years, and investors should recognize that additional changes may be made in the future, some of which could have an adverse effect on the Fund and its investors for federal and/or state and local income tax purposes. Investors in the Fund should consult their tax advisors about the federal, state and local tax consequences of an investment in the Fund in light of their own individual circumstances.

-------------------------------------------------------------------------------

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT


   Custodial Trust Company, 101 Carnegie Center, Princeton, New Jersey 08540 is custodian for the Fund's cash and securities. The Custodian does not assist in, and is not responsible for, investment decisions involving assets of the Fund. BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, serves as the Fund's transfer agent and dividend agent pursuant to a Transfer Agency Agreement with the Fund and receives a fee for such services.

                                     PART B
                                     ------

                           THE TREASURER'S FUND, INC.



--------------------------------------------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION


                                 March 1, 1997


--------------------------------------------------------------------------------



          This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of The Treasurer's Fund, Inc. dated March 1, 1997, as it may be amended from time to time, a copy of which may be obtained without charge by writing to GOC Fund Distributors, Inc., 19 Old Kings Highway South, Darien, Connecticut 06820-4526. This Statement of Additional Information is incorporated by reference into the Prospectus in its entirety.




170559.5

                                                 TABLE OF CONTENTS


                                                                                                               Page

THE PORTFOLIOS AND THEIR OBJECTIVES.............................................................................  1
-----------------------------------
         General Investment Objectives and Policies
            of the U.S. Treasury Money Market Portfolio.........................................................  1
                   Domestic Prime Money Market Portfolio........................................................  2
                   Global Money Market Portfolio................................................................  3
                   Tax Exempt Money Market Portfolio............................................................  5
                   Limited Term Portfolio.......................................................................  6
                   Tax Exempt Limited Term Portfolio............................................................  7
                   Investments and Investment Techniques
                      Common to Two or More Portfolios..........................................................  8
                   Change in Ratings............................................................................  8
                   Management Strategies........................................................................  9
                   Municipal Obligations........................................................................ 10
                   Amortized Cost Valuation of Portfolio Securities............................................. 12
                   Variable Rate Demand Instruments............................................................. 13
                   When-Issued Securities....................................................................... 16
                   Stand-by Commitments......................................................................... 17
                   Repurchase Agreements........................................................................ 19
                   Reverse Repurchase Agreements................................................................ 20
                   Participation Interests...................................................................... 20
                   Bank Obligations, Certificates of Deposit and Bankers'
                      Acceptances............................................................................... 21
                   Mortgage-Backed Securities................................................................... 21
                   Foreign Securities........................................................................... 24
                   Privately Placed Securities.................................................................. 24
                   Hedging Instruments.......................................................................... 25
                   Loan of Portfolio Securities................................................................. 28
                   Puts for the Tax Exempt Portfolios........................................................... 28

INVESTMENT RESTRICTIONS......................................................................................... 29

MANAGEMENT OF THE FUND.......................................................................................... 32
         Directors and Officers................................................................................. 32
         Investment Advisor..................................................................................... 38
                   Fees......................................................................................... 39
         Expense Limitation..................................................................................... 40
         Administrator.......................................................................................... 41

CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT.................................................................... 43

TAXES........................................................................................................... 43

PURCHASE, REDEMPTION AND EXCHANGE............................................................................... 51

DIVIDENDS AND DISTRIBUTIONS..................................................................................... 51

NET ASSET VALUE................................................................................................. 51

COMPUTATION OF YIELD............................................................................................ 53
            Tax Equivalent Yield................................................................................ 54
            Computation of Total Return......................................................................... 55

DESCRIPTION OF COMMON STOCK..................................................................................... 56

DISTRIBUTION PLANS.............................................................................................. 58


                                       -i-
170559.5



                                                                                                               Page
BROKERAGE AND PORTFOLIO TURNOVER................................................................................ 60
            Brokerage........................................................................................... 60
            Portfolio Turnover.................................................................................. 61

COUNSEL AND INDEPENDENT AUDITORS................................................................................ 61

RATINGS OF MUNICIPAL AND CORPORATE OBLIGATIONS.................................................................. 61
            Unrated Bonds....................................................................................... 64
            Commercial Paper Ratings............................................................................ 64
                   Description of Standard & Poor's Corporation's
                     two highest commercial paper ratings....................................................... 64
                   Description of Moody's Investors Service, Inc.'s two
                     highest commercial paper ratings........................................................... 64
            Money Market Fund Ratings........................................................................... 65
                   Description of Standard & Poor's Corporation's two
                      highest money market fund ratings......................................................... 65
                   Description of Moody's Investors Service, Inc.'s two
                      highest money market fund ratings......................................................... 65


Financial Statements.....................................................................................Appendix A

                                      -ii-
170559.5

                           The Treasurer's Fund, Inc.

                       THE PORTFOLIOS AND THEIR OBJECTIVES


                 (See the Fund's Prospectus dated March 1, 1997)


          The Treasurer's Fund, Inc. (the "Fund") is a diversified, no-load, fixed income mutual fund consisting of six portfolios (the "Portfolios") which are designed to meet the short and intermediate term investment needs of corporations and institutional cash managers. There are no sales loads or exchange or redemption fees associated with the Fund.

          A detailed description of the types and quality of the securities in which the Portfolios may invest is further described in the Fund's Prospectus and is incorporated herein by reference. The investment objectives stated below for each Portfolio are fundamental and may be changed only with the approval of a majority of outstanding shares of that Portfolio.

General Investment Objectives and Policies
of the U.S. Treasury Money Market Portfolio
-------------------------------------------

          The U.S. Treasury Money Market Portfolio's investment objectives are to maximize current income and to maintain liquidity and a stable net asset value of $1 per share. The Portfolio attempts to accomplish these objectives by investing in U.S. Treasury obligations which have effective maturities of 397 days or less that enable it to employ the amortized cost method of valuation. The Portfolio may also invest its assets in repurchase agreements which are collateralized by U.S. Treasury obligations. At least 65% of the Portfolio's total assets will consist of U.S. Treasury Obligations and repurchase agreements which are collateralized by U.S. Treasury obligations. There can be no assurance that the U.S. Treasury Money Market Portfolio can achieve these objectives or that it will be able to maintain a stable net asset value of $1 per share.

Risk Factors

          The investment objectives and policies of the U.S. Treasury Money Market Portfolio are sought through the following additional strategies employed in the management of the Portfolio which are described under "Investments and Investment Techniques Common to Two or More Portfolios":

                  1.       Change in Ratings

                  2.       Amortized Cost Valuation of Portfolio Securities

                  3.       When-Issued Securities


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                  4.       Repurchase Agreements

                  5.       Reverse Repurchase Agreements

                  6.       Loan of Portfolio Securities


General Investment Objectives and Policies
of the Domestic Prime Money Market Portfolio
--------------------------------------------

          The Domestic Prime Money Market Portfolio's investment objectives are to maximize current income and to maintain liquidity and a stable net asset value of $1 per share. The Portfolio attempts to accomplish these objectives by investing exclusively in prime quality, U.S. dollar denominated money market obligations of domestic issuers which have effective maturities of 397 days or less. The Portfolio will only purchase high quality domestic money market instruments that have been determined by the Fund's Board of Directors to present minimal credit risks and that are First Tier Eligible Securities at the time of acquisition, so that the Portfolio is able to employ the amortized cost method of valuation. The term First Tier Eligible Securities means (i) securities that have remaining maturities of 397 days or less and are rated in the highest short-term rating category by any two nationally recognized statistical rating organizations ("NRSROs") or in such category by the only NRSRO that has rated the securities (collectively, the "Requisite NRSROs") (acquisition in the latter situation must also be ratified by the Board of Directors); (ii) securities that have remaining maturities of 397 days or less but that at the time of issuance were long-term securities and whose issuer has received from the Requisite NRSROs a rating with respect to comparable short-term debt in the highest short-term category; and (iii) unrated securities determined by the Fund's Board of Directors to be of comparable quality. Where the issuer of a long-term security with a remaining maturity which would otherwise qualify it as a First Tier Eligible Security does not have rated short-term debt outstanding, the long-term security is treated as unrated but may not be purchased if it has a long-term rating from any NRSRO that is below the two highest long-term categories. A determination of comparability by the Board of Directors is made on the basis of its credit evaluation of the issuer, which may include an evaluation of a letter of credit, guarantee, insurance or other credit facility issued in support of the securities or participation certificates. There can be no assurance that the Domestic Prime Money Market Portfolio can achieve these objectives or that it will be able to maintain a stable net asset value of $1 per share.


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



Risk Factors

          The investment objectives and policies of the Domestic Prime Money Market Portfolio are sought through the following additional strategies employed in the management of the Portfolio which are described under "Investments and Investment Techniques Common to Two or More Portfolios":

                  1.       Change in Ratings

                  2.       Amortized Cost Valuation of Portfolio Securities

                  3.       Variable Rate Demand Instruments

                  4.       When-Issued Securities

                  5.       Repurchase Agreements

                  6.       Reverse Repurchase Agreements

                  7.       Private Placements

                  8.       Participation Interests

                  9.       Mortgage-Backed Securities

                  10. Bank Obligations, Certificates of Deposit and Bankers' Acceptances

                  11.      Loan of Portfolio Securities


General Investment Objectives and Policies
of the Global Money Market Portfolio
------------------------------------------

          The Global Money Market Portfolio's investment objectives are to maximize current income and to maintain liquidity and a stable net asset value of $1 per share. The Portfolio seeks to produce a higher yield than the Domestic Prime Money Market Portfolio by investing in high quality money market instruments of issuers located in three countries (including the United States) with effective maturities of 397 days or less. The Portfolio will only purchase high quality domestic money market instruments that have been determined by the Fund's Board of Directors to present minimal credit risks and that are First Tier Eligible Securities at the time of acquisition, so that the Portfolio is able to employ the amortized cost method of valuation. The term First Tier Eligible Securities means (i) securities that have remaining maturities of 397 days or less and are rated in the highest short-term rating category by any two nationally recognized statistical rating organizations ("NRSROs") or in such category by the only NRSRO that has rated

                                       -3-
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



the securities (collectively, the "Requisite NRSROs") (acquisition in the latter situation must also be ratified by the Board of Directors); (ii) securities that have remaining maturities of 397 days or less but that at the time of issuance were long-term securities and whose issuer has received from the Requisite NRSROs a rating with respect to comparable short-term debt in the highest short-term category; and (iii) unrated securities determined by the Fund's Board of Directors to be of comparable quality. Where the issuer of a long-term security with a remaining maturity which would otherwise qualify it as a First Tier Eligible Security does not have rated short-term debt outstanding, the long-term security is treated as unrated but may not be purchased if it has a long-term rating from any NRSRO that is below the two highest long-term categories. A determination of comparability by the Board of Directors is made on the basis of its credit evaluation of the issuer, which may include an evaluation of a letter of credit, guarantee, insurance or other credit facility issued in support of the securities or participation certificates. There can be no assurance that the Global Money Market Portfolio can achieve these objectives or that it will be able to maintain a stable net asset value of $1 per share.

Risk Factors

          The investment objectives and policies of the Global Money Market Portfolio are sought through the following additional strategies employed in the management of the Portfolio which are described under "Investments and Investment Techniques Common to Two or More Portfolios":

                  1.       Change in Ratings

                  2.       Amortized Cost Valuation of Portfolio Securities

                  3.       Variable Rate Demand Instruments

                  4.       When-Issued Securities

                  5.       Repurchase Agreements

                  6.       Reverse Repurchase Agreements

                  7.       Private Placements

                  8.       Participation Interests

                  9.       Mortgage-Backed Securities

                  10. Bank Obligations, Certificates of Deposit and Bankers' Acceptances


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



                  11.      Loan of Portfolio Securities

                  12.      Foreign Securities


General Investment Objectives and Policies
of the Tax Exempt Money Market Portfolio
------------------------------------------

          The Tax Exempt Money Market Portfolio's investment objectives are to maximize current income that is exempt from federal income tax and to maintain liquidity and a stable net asset value of $1 per share. The Portfolio attempts to accomplish these objectives by investing in high quality municipal securities which, in the opinion of bond counsel at the date of issuance, earn interest exempt from federal income tax and which have effective maturities of 397 days or less. The Portfolio will only purchase high quality tax exempt money market instruments ("Municipal Obligations") that have been determined by the Fund's Board of Directors to present minimal credit risks and that are Eligible Securities at the time of acquisition so that the Portfolio is able to employ the amortized cost method of valuation. The term Eligible Securities means (i) Municipal Obligations with remaining maturities of 397 days or less and rated in the two highest short-term rating categories by any two NRSROs or in such categories by the Requisite NRSRO (acquisition in the latter situation must also be ratified by the Board of Directors); (ii) Municipal Obligations with remaining maturities of 397 days or less but that at the time of issuance were long- term securities and whose issuer has received from the Requisite NRSROs a rating with respect to comparable short-term debt in the two highest short-term rating categories; and (iii) unrated Municipal Obligations determined by the Fund's Board of Directors to be of comparable quality. Where the issuer of a long-term Municipal Obligation with a remaining maturity which would otherwise qualify it as an Eligible Security, does not have rated short-term debt outstanding, the long-term Municipal Obligation is treated as unrated but may not be purchased if it has a long- term rating from any NRSRO that is below the two highest long- term categories. A determination of comparability by the Board of Directors is made on the basis of its credit evaluation of the issuer, which may include an evaluation of a letter of credit, guarantee, insurance or other credit facility issued in support of the Municipal Obligations or participation certificates. Although the Supreme Court has determined that Congress has the authority to subject the interest on municipal securities, such as the securities in which the Portfolio will invest, to regular Federal income taxation, existing law excludes such interest from regular federal income tax. Interest on these securities may be subject to state and local taxes. See "Taxes". There can be no assurance that the Tax Exempt Money Market Portfolio can achieve these objectives or that it will be able to maintain a stable net asset value of $1 per share.

                                       -5-
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




Risk Factors

          The investment objectives and policies of the Tax Exempt Money Market Portfolio are sought through the following additional strategies employed in the management of the Portfolio which are described under "Investments and Investment Techniques Common to Two or More Portfolios":

                  1.       Change in Ratings

                  2.       Municipal Obligations

                  3.       Amortized Cost Valuation of Portfolio Securities

                  4.       Variable Rate Demand Instruments

                  5.       When-Issued Securities

                  6.       Stand-By Commitments

                  7.       Repurchase Agreements

                  8.       Reverse Repurchase Agreements

                  9.       Private Placements

                  10.      Participation Interests

                  11.      Mortgage-Backed Securities

                  12. Bank Obligations, Certificates of Deposit and Bankers' Acceptances

                  13.      Loan of Portfolio Securities


General Investment Objectives and Policies
of the Limited Term Portfolio
------------------------------------------

          The Limited Term Portfolio's investment objective is to maximize current income consistent with moderate risk of capital by investing in a liquid portfolio with a maximum weighted average maturity of two years. There can be no assurance that the Limited Term Portfolio can achieve this objective.

Risk Factors

          The investment objectives and policies of the Limited Term Portfolio are sought through the following additional strategies employed in the management of the Portfolio which are described under "Investments and Investment Techniques Common to Two or More Portfolios":


                                       -6-
170559.5

                  1.       Change in Ratings

                  2.       Management Strategies

                  3.       Amortized Cost Valuation of Portfolio Securities

                  4.       Variable Rate Demand Instruments

                  5.       When-Issued Securities

                  6.       Repurchase Agreements

                  7.       Reverse Repurchase Agreements

                  8.       Participation Interests

                  9.       Hedging Instruments

                  10.      Private Placements

                  11.      Mortgage-Backed Securities

                  12. Bank Obligations, Certificates of Deposit and Bankers' Acceptances

                  13.      Loan of Portfolio Securities

                  14.      Foreign Securities


General Investment Objectives and Policies
of the Tax Exempt Limited Term Portfolio
------------------------------------------

          The Tax Exempt Limited Term Portfolio's investment objective is to maximize current income exempt from federal income tax consistent with moderate risk of capital by investing in a liquid portfolio with a maximum weighted average maturity of three years. The Portfolio attempts to accomplish this objective by investing primarily in municipal securities which, in the opinion of bond counsel at the date of issuance, earn interest exempt from federal income tax. Although the Supreme Court has determined that Congress has the authority to subject the interest on municipal securities, such as the securities in which the Portfolio will invest, to regular Federal income taxation, existing law excludes such interest from regular federal income tax. Interest on these securities may be subject to state and local income taxes. See "Taxes". There can be no assurance that the Tax Exempt Limited Term Portfolio can achieve these objectives.


                                       -7-
170559.5

Risk Factors

          The investment objectives and policies of the Tax Exempt Limited Term Portfolio are sought through the following additional strategies employed in the management of the Portfolio which are described under "Investments and Investment Techniques Common to Two or More Portfolios":

                  1.       Change in Ratings

                  2.       Management Strategies

                  3.       Municipal Obligations

                  4.       Amortized Cost Valuation of Portfolio Securities

                  5.       Variable Rate Demand Instruments

                  6.       When-Issued Securities

                  7.       Stand-By Commitments

                  8.       Repurchase Agreements

                  9.       Reverse Repurchase Agreements

                  10.      Participations

                  11.      Hedging Instruments

                  12.      Private Placements

                  13.      Mortgage-Backed Securities

                  14. Bank Obligations Certificates of Deposit and Bankers' Acceptances

                  15.      Loan of Portfolio Securities


Investments and Investment Techniques
Common to Two or More Portfolios
-------------------------------------

          Change in Ratings. Subsequent to its purchase by a Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchases by that Portfolio. With regard to the Limited Term Portfolio and the Tax Exempt Limited Term Portfolio, neither event requires the elimination of such securities from these Portfolios, but the Advisor will consider such an event to be relevant in its determination of whether these Portfolios should continue to hold such securities. To the extent that the ratings accorded by

                                       -8-
170559.5

Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") for securities may change as a result of changes in these ratings systems, the Advisor will attempt to use comparable ratings as standards for its investment in debt securities in accordance with the investment policies contained therein. However, if these Portfolios hold any variable rate demand instruments with stated maturities in excess of one year, such instruments must maintain their high quality rating or must be sold from these Portfolios. See "Variable Rate Demand Instruments" herein. With regard to the U.S. Treasury Money Market Portfolio, the Domestic Prime Money Market Portfolio, the Global Money Market Portfolio and the Tax Exempt Money Market Portfolio, the Board of Directors of the Fund shall reassess promptly whether the security presents minimal credit risks and shall cause these Portfolios to take such action as the Board of Directors determines is in the best interest of these Portfolios and their shareholders. However, reassessment is not required if the security is disposed of or matures within five business days of the Advisor becoming aware of the new rating and provided further that the Board of Directors is subsequently notified of the Advisor's actions.

          In addition, in the event that a security (1) is in default, (2) ceases to be an Eligible Security under Rule 2a-7 or (3) is determined to no longer present minimal credit risks, these Portfolios will dispose of the security absent a determination by the Fund's Board of Directors that disposal of the security would not be in the best interests of these Portfolios. In the event that the security is disposed of, it shall be disposed of as soon as practicable consistent with achieving an orderly disposition by sale, exercise of any demand feature, or otherwise. In the event of a default with respect to a security which immediately before default accounted for 1/2 of 1% or more of a Portfolio's total assets, that Portfolio shall promptly notify the Securities and Exchange Commission of such fact and of the actions that such Portfolio intends to take in response to the situation.

          Management Strategies. In pursuit of their investment objectives the Limited Term Portfolio and the Tax Exempt Limited Term Portfolio seek to increase returns by actively managing securities in the short term and intermediate term ranges. However, the Portfolios seek to minimize market risk by employing a "laddered" portfolio approach as opposed to a market timing approach. In addition, the Portfolios seek investments in securities which the Advisor believes to be undervalued and, therefore, have capital appreciation potential. The laddered approach to portfolio management involves the maintenance of securities positions of varying amounts staggered at appropriate points along the fixed income yield curve in an effort to maximize income and to minimize interest rate risk. Assuming a positively sloping yield curve, a portfolio designed with a

                                       -9-
170559.5
series of periodic maturities can produce higher yields at the horizon of its maturity restriction, balanced by the interest rate protection provided by shorter, more quickly maturing securities.

          In addition to the above, these Portfolios may engage in short term trading (selling securities held for brief periods of time, usually less than three months) if the Advisor believes that such transactions, net of costs including taxes, if any, would improve the overall return of the particular Portfolio. Each of the Limited Term Portfolio and the Tax Exempt Limited Term Portfolio will limit its voluntary short-term trading to the extent such limitation is necessary for it to qualify as a "regulated investment company" under the Internal Revenue Code of 1986. Currently, a regulated investment company must realize less than 30% of its annual gross income from the sale of stock, securities and certain options, futures, forward contracts and foreign currencies held for less than three months.

          Municipal Obligations. (1) Municipal Bonds are debt obligations of states, cities, counties, municipalities and municipal agencies (all of which are generally referred to as "municipalities") which generally have a maturity at the time of issue of one year or more and which are issued to raise funds for various public purposes such as construction of a wide range of public facilities, to refund outstanding obligations and to obtain funds for institutions and facilities.

          The two principal classifications of Municipal Bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. Issuers of general obligation bonds include states, counties, cities, towns and other governmental units. The principal of, and interest on, revenue bonds are payable from the income of specific projects or authorizations and generally are not supported by the issuer's general power to levy taxes. In some cases, revenues derived from specific taxes are pledged to support payments on a revenue bond.

          In addition, certain kinds of "private activity bonds" are issued by or on behalf of public authorities to provide funding for various privately operated industrial facilities (hereinafter referred to as "industrial revenue bonds" or "IRBs"). Interest on the IRBs is generally exempt, with certain exceptions, from federal income tax pursuant to Section 103(a) of the Internal Revenue Code, provided the issuer and corporate obligor thereof continue to meet certain conditions. (See "Taxes".) IRBs are, in most cases, revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. The payment of the principal and interest on IRBs usually depends solely on the ability of the user of the

                                      -10-
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




facilities financed by the bonds or other guarantor to meet its financial obligations and, in certain instances, the pledge of real and personal property as security for payment. If there is not an established secondary market for the IRBs, the IRBs will be supported by letters of credit, guarantees, insurance or other credit facilities that meet the high quality criteria of the Portfolios stated in the Prospectus and provide a demand feature which may be exercised by the Portfolios to provide liquidity. In accordance with investment restriction 12 (see page 31), the Portfolios are permitted to invest up to 10% of the portfolio in high quality, short-term Municipal Obligations (including IRBs) that may not be readily marketable or have a liquidity feature.


          (2) The principal kinds of Municipal Notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and grant anticipation notes. Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuing municipality or agency.

          (3) Issues of Municipal Commercial Paper typically represent very short term, unsecured, negotiable promissory notes. These obligations are often issued to meet seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long term debt. In most cases Municipal Commercial Paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions which may be called upon in the event of default by the issuer of the commercial paper.

          (4) Municipal Leases, which may take the form of a lease or an installment purchase or conditional sale contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Municipal Leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchases or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non- appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. These types of municipal leases may be considered illiquid and

                                      -11-
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



subject to the 10% limitation of investment in illiquid securities set forth under "Investment Restrictions" contained herein. The Board of Directors may adopt guidelines and delegate to the Advisor the daily function of determining and monitoring the liquidity of municipal leases. In making such determination, the Board and the Advisor may consider such factors as the frequency of trades for the obligation, the number of dealers willing to purchase or sell the obligations and the number of other potential buyers and the nature of the marketplace for the obligations, including the time needed to dispose of the obligations and the method of soliciting offers. If the Board determines that any municipal leases are illiquid, such leases will be subject to the 10% limitation on investments in illiquid securities. The Board of Directors is also responsible for determining the credit quality of municipal leases, on an ongoing basis, including an assessment of the likelihood that the lease will not be cancelled.

          The Fund expects that, on behalf of the Tax Exempt Money Market Portfolio and the Tax Exempt Limited Term Portfolio, it will not invest more than 25% of each Portfolio's total assets in municipal obligations whose issuers are located in the same state or more than 25% of each Portfolio's total assets in municipal obligations the security of which is derived from any one category. There could be economic, business or political developments which might affect all municipal obligations of a similar type. However, the Fund believes that the most important consideration affecting risk is the quality of particular issues of municipal obligations rather than factors affecting all, or broad classes of, municipal obligations.

          Amortized Cost Valuation of Portfolio Securities. Pursuant to Rule 2a-7 under the Investment Company Act of 1940 (the "Rule") each of the U.S. Treasury Money Market Portfolio, the Domestic Prime Money Market Portfolio, the Global Money Market Portfolio and the Tax Exempt Money Market Portfolio (the "Money Market Portfolios") uses the amortized cost method of valuing its investments, which facilitates the maintenance of the Money Market Portfolios' per share net asset value at $1.00. The amortized cost method involves initially valuing a security at its cost and thereafter amortizing to maturity any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

          Consistent with the provisions of the Rule, the Money Market Portfolios maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having effective maturities of 397 days or less, and invest only in securities determined by or under the direction of the Board of Directors to be of high quality with minimal credit risks.


                                      -12-
170559.5

          The Board of Directors has also established procedures designed to stabilize, to the extent reasonably possible, the Money Market Portfolios' price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Money Market Portfolios' investments by the Board of Directors at such intervals as they deem appropriate to determine whether each Portfolio's net asset value calculated by using available market quotations or market equivalents (i.e., determination of value by reference to interest rate levels, quotations of comparable securities and other factors) deviates from $1.00 per share based on amortized cost. Market quotations and market equivalents used in such review may be obtained from an independent pricing service approved by the Board of Directors.

          The extent of deviation between any Money Market Portfolio's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost, will be periodically examined by the Board of Directors. If such deviation exceeds 1/2 of 1%, the Board of Directors will promptly consider what action, if any, will be initiated. In the event the Board of Directors determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they will take such corrective action as they regard to be necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding part or all of dividends or payment of distributions from capital or capital gains; redemptions of shares in kind; or establishing a net asset value per share by using available market quotations or equivalents. Each Money Market Portfolio may hold cash for the purpose of stabilizing its net asset value per share. Holdings of cash, on which no return is earned, would tend to lower the yield on the Money Market Portfolios' shares.

          Variable Rate Demand Instruments. The Domestic Prime Money Market Portfolio, Global Money Market Portfolio, Tax Exempt Money Market Portfolio, Limited Term Portfolio and Tax Exempt Limited Term Portfolio may purchase variable rate demand instruments.

          Variable rate demand instruments that the Portfolios will purchase are tax exempt Municipal Obligations or taxable (variable amount master demand notes) debt obligations that provide for a periodic adjustment in the interest rate paid on the instrument and permit the holder to demand payment of the unpaid principal balance plus accrued interest at specified intervals upon a specified number of days' notice either from the issuer or by drawing on a bank letter of credit, a guarantee, insurance or other credit facility issued with respect to such instrument.

                                      -13-
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




          The variable rate demand instruments in which the Portfolios may invest are payable on not more than thirty calendar days' notice either on demand or at specified intervals not exceeding one year depending upon the terms of the instrument. Variable rate demand instruments with demand features in excess of 7 days are considered illiquid. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to one year and their adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. The Fund will decide which variable rate demand instruments it will purchase in accordance with procedures prescribed by its Board of Directors to minimize credit risks. A Portfolio utilizing the amortized cost method of valuation may only purchase variable rate demand instruments if (i) the instrument is subject to an unconditional demand feature, exercisable by the Portfolio in the event of default in the payment of principal or interest on the underlying securities, which itself qualifies as an Eligible Security, or (ii) the instrument is not subject to an unconditional demand feature but does qualify as an Eligible Security and has a long-term rating by the Requisite NRSROs in one of the two highest rating categories, or, if unrated, is determined to be of comparable quality by the Fund's Board of Directors. If an instrument is ever deemed to be of less than high quality, the Portfolio either will sell it in the market or exercise the demand feature.

          The variable rate demand instruments that the Portfolios may invest in include participation certificates purchased by the Portfolios from banks, insurance companies or other financial institutions in fixed or variable rate, tax- exempt Municipal Obligations (expected to be concentrated in IRBs) or taxable debt obligations (variable amount master demand notes) owned by such institutions or affiliated organizations. A participation certificate gives the Portfolios an undivided interest in the obligation in the proportion that the Portfolio's participation interest bears to the total principal amount of the obligation and provides the demand repurchase feature described below. Where the institution issuing the participation does not meet the Portfolio's high quality standards, the participation is backed by an irrevocable letter of credit or guaranty of a bank (which may be a bank issuing a confirming letter of credit, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the certificate of participation or a bank serving as agent of the issuer with respect to the possible repurchase of the issue) or insurance policy of an insurance company that the Board of Directors of the Fund has determined meets the prescribed quality standards for the Portfolio. The Portfolio has the right to sell the participation certificate back to the institution and, where applicable, draw on the letter of credit, guarantee or insurance after no more than 30 days' notice either on demand or at specified intervals not exceeding

                                      -14-
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



397 days (depending on the terms of the participation), for all or any part of the full principal amount of the Portfolio's participation interest in the security, plus accrued interest. The Portfolios intend to exercise the demand only (1) upon a default under the terms of the bond documents, (2) as needed to provide liquidity to the Portfolio in order to make redemptions of the Portfolio shares, or (3) to maintain a high quality investment portfolio. The institutions issuing the participation certificates will retain a service and letter of credit fee (where applicable) and a fee for providing the demand repurchase feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased by the Portfolio. The total fees generally range from 5% to 15% of the applicable prime rate* or other interest rate index. With respect to insurance, the Portfolios will attempt to have the issuer of the participation certificate bear the cost of the insurance, although the Portfolios retain the option to purchase insurance if necessary, in which case the cost of insurance will be an expense of the Portfolio subject to the expense limitation on investment company expenses prescribed by any state in which the Portfolio's shares are qualified for sale. The Advisor has been instructed by the Fund's Board of Directors to continually monitor the pricing, quality and liquidity of the variable rate demand instruments held by the Portfolio, including the participation certificates, on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the Portfolio may subscribe. Although these instruments may be sold by the Portfolio, the Portfolio intends to hold them until maturity, except under the circumstances stated above (see "Taxes").

          While the value of the underlying variable rate demand instruments may change with changes in interest rates generally, the variable rate nature of the underlying variable rate demand instruments should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed income securities. The Portfolios may contain variable rate demand instruments on which stated minimum or maximum rates, or maximum rates set by state law limit the degree

--------
* The "prime rate" is generally the rate charged by a bank to its most creditworthy customers for short term loans. The prime rate of a particular bank may differ from other banks and will be the rate announced by each bank on a particular day. Changes in the prime rate may occur with great frequency and generally become effective on the date announced.


                                      -15-
170559.5
to which interest on such variable rate demand instruments may fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits. Additionally, the Portfolios may contain variable rate demand participation certificates in fixed rate Municipal Obligations and taxable debt obligations. The fixed rate of interest on these obligations will be a ceiling on the variable rate of the participation certificate. In the event that interest rates increased so that the variable rate exceeded the fixed rate on the obligations, the obligations could no longer be valued at par and this may cause the Portfolios to take corrective action, including the elimination of the instruments. Because the adjustment of interest rates on the variable rate demand instruments is made in relation to movements of the applicable banks' "prime rate", or other interest rate adjustment index, the variable rate demand instruments are not comparable to long-term fixed rate securities. Accordingly, interest rates on the variable rate demand instruments may be higher or lower than current market rates for fixed rate obligations or obligations of comparable quality with similar maturities.

          For purposes of determining whether a variable rate demand instrument held by a Portfolio matures within 397 days from the date of its acquisition, the maturity of the instrument will be deemed to be the longer of (1) the period required before the Portfolio is entitled to receive payment of the principal amount of the instrument or (2) the period remaining until the instrument's next interest rate adjustment. The maturity of a variable rate demand instrument will be determined in the same manner for purposes of computing the Portfolios' dollar-weighted average portfolio maturity. If a variable rate demand instrument ceases to meet the investment criteria of the Portfolio, it will be sold in the market or through exercise of the repurchase demand.

          When-Issued Securities. All Portfolios may purchase debt obligations offered on a "when-issued" or "delayed delivery" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase of debt obligations; during the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest accrues to the purchaser. To the extent that assets of a Portfolio are not invested prior to the settlement of a purchase of securities, that Portfolio will earn no income; however, it is intended that each Portfolio will be fully invested to the extent practicable and subject to the policies stated above. While when-issued securities may be sold prior to the settlement date, it is intended that each Portfolio will purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for

                                      -16-
170559.5
investment reasons. At the time the Portfolio makes the commitment to purchase a debt obligation on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund does not believe that the net asset value or income of the Portfolios' securities portfolios will be adversely affected by their purchase of debt obligations on a when-issued basis. Each Portfolio will establish a segregated account in which it will maintain cash and liquid high grade debt securities equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

          Stand-by Commitments. When the Portfolios purchase Municipal Obligations they may also acquire stand-by commitments from banks and other financial institutions with respect to such Municipal Obligations. Under a stand-by commitment, a bank or broker-dealer agrees to purchase at the Portfolio's option a specified Municipal Obligation at a specified price with same day settlement. A stand-by commitment is the equivalent of a "put" option acquired by the Portfolio with respect to a particular Municipal Obligation held in its portfolio.

          The amount payable to the Portfolio upon its exercise of a stand-by commitment normally would be (1) the acquisition cost of the Municipal Obligation (excluding any accrued interest that the Portfolio paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Portfolio owned the security plus
(2) all interest accrued on the security since the last interest payment date during the period the security was owned by the Portfolio. Absent unusual circumstances relating to a change in market value, the Portfolio would value the underlying Municipal Obligation at amortized cost. Accordingly, the amount payable by a bank or dealer during the time a stand-by commitment is exercisable would be substantially the same as the market value of the underlying Municipal Obligation.

          The Portfolio's right to exercise a stand-by commitment would be unconditional and unqualified. A stand-by commitment would not be transferable by the Portfolio, although it could sell the underlying Municipal Obligation to a third party at any time.

          The Advisor expects that stand-by commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary and advisable, the Portfolio may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by

                                      -17-
170559.5
commitments held in the Portfolio would not exceed 1/2 of 1% of the value of the Portfolio's total assets calculated immediately after each stand-by commitment was acquired.

          The Portfolio would enter into stand-by commitments only with banks and other financial institutions that, in the Advisor's opinion, present minimal credit risks and where the issuer of the Municipal Obligation meets the investment criteria of the Portfolio. The Portfolio's reliance upon the credit of these banks and broker-dealers would be supported by the value of the underlying Municipal Obligations held by the Portfolio that were subject to the commitment.

          The Portfolio intends to acquire stand-by commitments solely to facilitate Portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The purpose of this practice is to permit the Portfolio to be fully invested in securities the interest on which is exempt from federal income taxes while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions and to purchase at a later date securities other than those subject to the stand-by commitment.

          The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying Municipal Obligations which will continue to be valued in accordance with the amortized cost method. Stand-by commitments acquired by the Portfolios would be valued at zero in determining net asset value. In those cases in which the Portfolio paid directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment is held by the Portfolio. Stand-by commitments would not affect the dollar weighted average maturity of the Portfolio. The maturity of a security subject to a stand- by commitment is longer than the stand-by repurchase date.

          The stand-by commitments that the Portfolios may enter into are subject to certain risks, which include the ability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, the fact that the commitment is not marketable by the Portfolios, and that the maturity of the underlying security will generally be different from that of the commitment.

          In addition, the Portfolio may apply to the Internal Revenue Service for a ruling, or seek from its counsel an opinion, that interest on Municipal Obligations subject to stand- by commitments will be exempt from federal income taxation (see "Taxes"). In the absence of a favorable tax ruling or opinion of counsel, the Portfolios will not engage in the purchase of securities subject to stand-by commitments.


                                      -18-
170559.5

          Repurchase Agreements. When a Portfolio purchases securities, it may enter into a repurchase agreement with the seller wherein the seller agrees, at the time of sale, to repurchase the security at a mutually agreed upon time and price. A Portfolio may enter into repurchase agreements with member banks of the Federal Reserve System and with broker-dealers who are recognized as primary dealers in United States government securities by the Federal Reserve Bank of New York. Although the securities subject to the repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than 397 days after the Portfolio's acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Portfolio's money will be invested in the security, and will not be related to the coupon rate of the purchased security. At the time a Portfolio enters into a repurchase agreement the value of the underlying security, including accrued interest, will be equal to or exceed the value of the repurchase agreement, and, in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times be equal to or exceed the value of the repurchase agreement. Each Portfolio may engage in a repurchase agreement with respect to any security in which that Portfolio is authorized to invest, even though the underlying security may mature in more than one year. The collateral securing the seller's obligation must be of a credit quality at least equal to the Portfolio's investment criteria for Portfolio securities and will be held by the Portfolio's Custodian or in the Federal Reserve Book Entry System.

          For purposes of the Investment Company Act of 1940, a repurchase agreement is deemed to be a loan from a Portfolio to the seller subject to the repurchase agreement and is therefore subject to that Portfolio's investment restriction applicable to loans. It is not clear whether a court would consider the securities purchased by a Portfolio subject to a repurchase agreement as being owned by that Portfolio or as being collateral for a loan by that Portfolio to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, a Portfolio may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the security. If the court characterized the transaction as a loan and a Portfolio has not perfected a security interest in the security, that Portfolio may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Portfolio would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for

                                      -19-
170559.5
a Portfolio, the Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case a Portfolio may incur a loss if the proceeds to that Portfolio of the sale to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Portfolio involved will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that a Portfolio will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.

          Reverse Repurchase Agreements. Reverse repurchase agreements involve the sale of securities held by a Portfolio pursuant to an agreement to repurchase the securities at an agreed upon price and date. Each Portfolio is permitted to enter into reverse repurchase agreements for liquidity purposes or when it is able to purchase other securities which will produce more income than the cost of the agreement. Each Portfolio may enter into reverse repurchase agreements only with those member banks of the Federal Reserve System and broker-dealers who are recognized as primary dealers in U.S. government securities by the Federal Reserve Bank of New York whose creditworthiness has been reviewed and found satisfactory by the Fund's Board of Directors. When engaging in reverse repurchase transactions, the Portfolios will maintain, in a segregated account with its Custodian, securities equal in value to those subject to the agreement. These agreements are considered to be borrowings and therefore are included in the asset restriction contained under "Investment Restrictions" relating to borrowings.

          The Portfolio could experience delays in recovering securities in the event of the bankruptcy of the other party to a reverse repurchase agreement and could experience a loss to the extent that the value of the securities may have decreased in the meantime.

          Participation Interests. The Domestic Prime Money Market Portfolio, Global Money Market Portfolio, Tax Exempt Money Market Portfolio, Limited Term Portfolio and the Tax Exempt Limited Term Portfolio may purchase from banks participation interests in all or part of specific holdings of Municipal or other debt obligations (including corporate loans). Where the institution issuing the participation does not meet the Portfolio's quality standards, the participation may be backed by an irrevocable letter of credit or guarantee that the Board of Directors has determined meets the prescribed quality standards

                                      -20-
170559.5
of each Portfolio. Thus, even if the credit of the selling bank does not meet the quality standards of a Portfolio, the credit of the entity issuing the credit enhancement will. Each Portfolio will have the right to sell the participation interest back to the bank for the full principal amount of the Portfolio's interest in the Municipal or debt obligation plus accrued interest, but only (1) as required to provide liquidity to that Portfolio, (2) to maintain the quality standards of each Portfolio's investment portfolio or (3) upon a default under the terms of the debt obligation. The selling bank may receive a fee from a Portfolio in connection with the arrangement. When purchasing bank participation interests, the Portfolio will treat both the bank and the underlying borrower as the issuer of the instrument for the purpose of complying with the diversification requirement of investment restriction number 3 discussed below.

          Bank Obligations, Certificates of Deposit and Bankers' Acceptances. All the Portfolios, except the U.S. Treasury Money Market Portfolio, may purchase certificates of deposit, bankers' acceptances and other obligations issued or guaranteed by the 50 largest banks in the United States. For this purpose banks are ranked by total deposits as shown by their most recent annual financial statements. The "other obligations" in which the Portfolio may invest include instruments (such as bankers' acceptances, commercial paper and certificates of deposit) issued by U.S. subsidiaries of the 50 largest banks in the U.S. where the instruments are guaranteed as to principal and interest by such banks. In addition, the Global Money Market Portfolio and the Limited Term Portfolio may also purchase certificates of deposit, bankers' acceptances and other obligations (or instruments secured by such obligations) of (i) domestic banks subject to regulation by the U.S. Government or its agencies (such as the Federal Reserve Board, the Comptroller of the Currency, or the FDIC) and having total assets of over $1 billion unless their obligations are guaranteed by their parent bank, which has assets of over $5 billion; (ii) foreign branches of these banks ("Euros"); (iii) United States branches of foreign banks of equivalent size ("Yankees"); and (iv) foreign banks. The Portfolio limits investments in foreign bank obligations to U.S. dollar denominated obligations of foreign banks which have more than $10 billion of assets, are among the 75 largest in the world, and have branches or agencies in the U.S. See "Foreign Securities" herein for further discussion of the risks inherent in such investments. At the time the Portfolio invests in any certificate of deposit, bankers' acceptance or other bank obligation, the issuer or its parent must have its debt rated within the quality standards of the Portfolio or if unrated be of comparable quality as determined by the Fund's Board of Directors.

          Mortgage-Backed Securities. Certain of the Portfolios may purchase securities issued or guaranteed by federal agencies

                                      -21-
170559.5
or U.S. Government sponsored corporations. Such securities include those issued and guaranteed by the Government National Mortgage Association (GNMA, or "Ginnie Mae"), the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation.

          GNMA Mortgage-Backed Securities ("GNMAs") are mortgage- backed securities representing part ownership of a pool of mortgage loans. These loans issued by lenders such as mortgage bankers, commercial banks, and savings and loan associations are either insured by the Federal Housing Administration (FHA) or guaranteed by the Veterans Administration (VA). A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA (a U.S. Government corporation within the U.S. Department of Housing and Urban Development) the timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. Government.

          As mortgage-backed securities, GNMAs differ from bonds in that principal is paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. GNMAs are called "pass-through" securities because both interest and principal payments, including prepayments, are passed through to the holder of the security (in this case, the Portfolio).

          The payment of principal of the underlying mortgages may exceed the minimum required by the schedule of payments for the mortgages. Such prepayments are made at the option of the mortgagors for a wide variety of reasons reflecting their individual circumstances and may involve capital losses if the mortgages were purchased at a premium. For example, mortgagors may speed up the rate at which they prepay their mortgages when interest rates decline sufficiently to encourage refinancing. A Portfolio, when such prepayments are passed through to it, may be able to reinvest them only at a lower rate of interest. The Advisor, in determining the attractiveness of GNMAs relative to alternative fixed income securities, and in choosing specific GNMA issues, will have made assumptions as to the likely speed of prepayment. Actual experience may vary from these assumptions, resulting in a higher or lower investment return than anticipated.

          The Federal National Mortgage Association ("FNMA" or "Fannie Mae") is a U.S. Government sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved seller/services, which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks, credit unions, and mortgage banks. Pass-through securities issued by FNMA are guaranteed as to timely payment of

                                      -22-
170559.5
principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government.


          The Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac") is a corporate instrumentality of the U.S. Government, created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. FHLMC issues Federal Home Loan Mortgage Corporation Participation Certificates ("Pcs") which represent interests in mortgages from FHLMC's mortgage portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Pcs are not backed by the full faith and credit of the U.S. Government.


          FHLMC Pcs differ from FNMA pass-throughs in that the mortgages underlying Pcs are mostly conventional mortgages rather than FHA insured or VA guaranteed mortgages, although FHLMC has occasionally purchased FHA or VA loans. However, in several other respects (such as the monthly pass-through of interest and principal and the unpredictability of future prepayment experience) Pcs are similar to FNMAs.

          The Portfolios, except the U.S. Treasury Money Market Portfolio, may also invest in Collateralized Mortgage Obligations ("CMOs"), a type of mortgage-backed security. CMOs are debt securities collateralized by mortgage-backed certificates issued by federal agencies or U.S. Government sponsored corporations such as GNMA, FNMA and FHLMC. The payment of CMOs depends upon the cash flow from the pool of mortgages represented by the mortgage-backed certificates.

          CMOs are divided into multiple classes. Generally, the interest on the classes is distributed currently to the holders of each class. However, principal is not paid in this manner. Instead, holders of the first class receive all payments of principal until their bond is fully paid. Thereafter, principal is paid on each succeeding class with the earliest maturing securities retired first.

          One or more classes, usually the last, may be zero- coupon bonds ("Z bonds"). The cash flow that would otherwise be used to pay interest on this class is used instead to pay principal on the earlier maturing classes. After all prior classes are retired, the Z bond pays interest and principal until final maturity. Interest accrued but not paid on the Z bond is added to the principal of the Z bond and thereafter accrues interest.

          Any guarantee or insurance on a mortgage-backed certificate does not extend to a Portfolio's investments in CMOs. There is a possibility of limited liquidity as there is no assurance that a secondary market will develop for CMOs or, if

                                      -23-
170559.5
such market does develop, that it will provide a Portfolio with liquidity or remain for the term of the investment. If an event of default occurs with respect to the CMOs purchased by a Portfolio, there can be no assurance that the collateral pledged as security therefor will be sufficient to pay the principal and interest due on such bonds. The payment of principal of the underlying mortgages may exceed the minimum required by the schedule of payments for the mortgages. Such prepayments are made at the option of the mortgagors for a wide variety of reasons reflecting their individual circumstances and may involve capital losses if the mortgages were purchased at a premium. For example, mortgagors may speed up the rate at which they prepay their mortgages when interest rates decline sufficiently to encourage refinancing. The Advisor, in determining the attractiveness of CMO's relative to alternative fixed income securities, and in choosing specific CMO issues, will have made assumptions as to the likely speed of prepayment. Actual experience may vary from these assumptions, resulting in a higher or lower investment return than anticipated.

          Foreign Securities. The Global Money Market Portfolio and the Limited Term Portfolio may invest in certain foreign securities. Investment in obligations of foreign issuers and in foreign branches of domestic banks involves somewhat different investment risks from those affecting obligations of United States domestic issuers. There may be limited publicly available information with respect to foreign issuers and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States. Foreign securities markets have substantially less volume than national securities exchanges and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on foreign investments as compared to dividends and interest paid to the Portfolio by domestic companies. Additional risks include future political and economic developments, the possibility that a foreign jurisdiction might impose or change withholding taxes on income payable with respect to foreign securities, the possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits and the possible adoption of foreign governmental restrictions such as exchange controls.

          Privately Placed Securities. All the Portfolios, except the U.S. Treasury Money Market Portfolio, may invest in

                                      -24-
170559.5
securities issued as part of privately negotiated transactions between an issuer and one or more purchasers. Except with respect to securities subject to Rule 144A of the Securities Act of 1933 which are discussed below, these securities are typically not readily marketable, and therefore are considered illiquid securities. The price these Portfolios pay for illiquid securities, and any price received upon resale, may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of privately placed securities by these Portfolios will reflect any limitations on their liquidity. As a matter of policy, none of the Portfolios will invest more than 10% of the market value of the total assets of the Portfolio in repurchase agreements maturing in over seven days and other illiquid investments. The Portfolios may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 (the "Securities Act"), but can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act. These Portfolios may also purchase certain commercial paper issued in reliance on the exemption from regulations in Section 4(2) of the Securities Act ("4(2) Paper"). However, each Portfolio will not invest more than 10% of its net assets in illiquid investments, which include securities for which there is no ready market, securities subject to contractual restriction on resale, certain investments in asset-backed and receivable-backed securities and restricted securities (unless, with respect to these securities and 4(2) Paper, the Fund's Directors continuously determine, based on the trading markets for the specific restricted security, that it is liquid). The Directors may adopt guidelines and delegate to the Investment Advisor the daily function of determining and monitoring liquidity of restricted securities and 4(2) Paper. The Directors, however, will retain sufficient oversight and be ultimately responsible for the determinations.

          Since it is not possible to predict with assurance exactly how this market for restricted securities sold and offered under Rule 144A will develop, the Directors will carefully monitor the Portfolios investments in these securities, focusing on such factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Portfolios to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

          Hedging Instruments. Hedging is a means of transferring risk which an investor does not desire to assume during an uncertain market environment. The Limited Term Portfolio and the Tax Exempt Limited Term Portfolio are permitted to enter into transactions solely (a) to hedge against changes in the market value of portfolio securities or (b) to close out or offset existing positions. The transactions must be appropriate

                                      -25-
170559.5
for the reduction of risk; they cannot be for speculation. The Limited Term Portfolio and the Tax Exempt Limited Term Portfolio may (a) sell futures contracts on non-municipal and municipal debt securities and indexes of non-municipal and municipal debt securities, respectively, and (b) purchase or write (sell) options on these futures, on non-municipal and municipal debt securities and on indexes of non-municipal and municipal debt securities traded on registered securities exchanges and contract markets, respectively.

          Financial futures contracts obligate the seller to deliver a specific type of security, at a specified time for a specified price. The contracts may be satisfied by actual delivery of the securities or by an offsetting transaction. There are risks associated with the use of futures contracts for hedging purposes. In certain market conditions, as with rising interest rates, futures contracts may not completely offset a decline in value of portfolio securities. It may not always be possible to execute a buy or sell order at the desired price or to close out an open position due to market conditions, limits on open positions, and/or daily price fluctuation limits. Changes in market interest rates may differ substantially from those anticipated when hedge positions were established. If a Portfolio has hedged against rising interest rates and they decline, the value of the Portfolio will increase, but at least part of the benefit of the increase will be lost because of losses in the Portfolio's futures positions. The Portfolio may have to sell securities to meet daily maintenance margin requirements. The risk of loss to the Portfolio is theoretically unlimited when the Portfolio sells a futures contract because the Portfolio is obligated to make delivery unless the contract is closed out, regardless of fluctuations in the price of the underlying security.

          The Portfolios may also purchase put options or write (sell) call options on non-municipal debt securities. In the event that options on municipal debt securities became available, the Tax Exempt Limited Term Portfolio would consider purchasing or selling these options. The Portfolios may purchase call options and write (sell) put options on debt securities to close out open positions, purchase put options to protect its holding from a decline in market value, and write call options. The Portfolios may also purchase put options and write call options on futures contracts which are traded on a United States exchange or board of trade and enter into closing transactions with respect to these options. The Portfolios may use options on futures contracts under the same conditions it uses put and call options on debt securities. The effect of a futures contract may also be created by simultaneous purchase of a put and sale of a call option on the same security. When the Portfolio purchases a put option or call option, the maximum risk of loss to the Portfolio is the price of the option purchased. The use of

                                      -26-
170559.5
options as a hedge rather than financial futures contracts may result in partial hedges because of the limits inherent in the exercise prices. The Portfolio will not invest more than 5% of its net assets in premiums on put options.

          The Tax Exempt Limited Term Portfolio may also utilize futures contracts on municipal bond indexes or related put and call options on these index contracts. The Portfolio's strategies in employing these contracts would be similar to the strategies applicable to futures and options contracts generally. The Portfolio may also buy put options and sell call options on municipal bond index futures or on municipal bond indexes.

          The hedging activities of the Portfolios are subject to several additional restrictions. A Portfolio may not enter into futures contracts or related options if immediately thereafter the sum of the amount of initial and variation margin deposits on outstanding futures contracts and premiums paid for related options would exceed 20% of the market value of its total assets. In addition, it may not enter into futures contracts or purchase or sell related options (other than offsetting existing positions) if immediately thereafter the sum of the amount of initial margin deposits on outstanding futures contracts and premiums paid for related options would exceed 5% of the market value of its total assets. A Portfolio's ability to engage in hedging activities is also restricted by the requirements to "cover" any sale of a futures contract with securities held in the Portfolio and to establish and maintain segregated accounts (which may be invested only in liquid assets such as cash, U.S. government securities and other high grade debt obligations) equal to the amount of any futures contract purchased by the Portfolio. A segregated account freezes those assets of the Portfolio and renders them unavailable for sale or other disposition. These requirements may thus reduce the Portfolio's flexibility in making investment decisions with respect to such assets. The Portfolios' ability to engage in hedging activities may be further limited by certain income tax considerations. See "Taxes".

          To the extent the Portfolios use hedging instruments which do not involve specific portfolio securities, offsetting price changes between the hedging instruments and the securities being hedged will not always be possible, and market value fluctuations of the Portfolio may not be completely eliminated. When using hedging instruments that do not specifically correlate with securities in the Portfolio, the Advisor will attempt to create a very closely correlated hedge. Hedging activities based on non-municipal debt securities or indexes may not correlate as closely to the Portfolios as hedging activities based on municipal debt securities or indexes. Less closely correlated hedges are likely to occur if a Portfolio hedges municipal securities with a futures contract on United States government

                                      -27-
170559.5
obligations, other non-municipal securities or an index that does not include municipal securities. This type of hedging activity may be useful to a Portfolio, especially where closely correlated hedging activities based on municipal securities or indexes are not available.

          Brokerage commissions on financial futures and options transactions and premium costs for purchasing options may tend to reduce a Portfolio's yield.

          Loan of Portfolio Securities. Each Portfolio may from time to time lend securities on a short term basis to banks, brokers and dealers and receive as collateral cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or irrevocable bank letters of credit (or any combination thereof), which collateral will be marked to market daily and will be required to be maintained at all times in an amount equal to at least 100% of the current value of the loaned securities plus accrued interest. Such loans are not made with respect to any Portfolio if as a result the aggregate of all outstanding loans exceeds one-third of the value of the Portfolio's total assets. Securities lending will afford a Portfolio the opportunity to earn additional income because the Portfolio will continue to be entitled to the interest payable on the loaned securities and also will either receive as income all or a portion of the interest on the investment of any cash loan collateral or, in the case of collateral other than cash, a fee negotiated with the borrower. Such loans will be terminable at any time. Loans of securities involve risks of delay in receiving additional collateral or in recovering the securities lent or even loss of rights in the collateral in the event of the insolvency of the borrower of the securities. A Portfolio will have the right to retain record ownership of loaned securities in order to exercise beneficial rights. A Portfolio may pay reasonable fees in connection with arranging such loans. The Portfolio will not lend its securities to any officer, partner, Director, employee, or affiliate of the Fund, or the Advisor.

          Puts for the Tax Exempt Portfolios. The Tax Exempt Money Market Portfolio and the Tax Exempt Limited Term Portfolio may purchase municipal bonds or notes with the right to resell them at an agreed price or yield within a specified period prior to maturity to facilitate portfolio liquidity. This right to resell is known as a put. The aggregate price paid for securities with puts may be higher than the price which otherwise would be paid. Consistent with the investment objectives of these Portfolios and subject to the supervision of the Directors, the purpose of this practice is to permit the Portfolios to be fully invested in tax exempt securities while maintaining the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions, to purchase at a later date securities other than those subject to the put and in

                                      -28-
170559.5
the case of the Tax Exempt Limited Term Portfolio, to facilitate the Advisor's ability to manage the portfolio actively. The principal risk of puts is that the put writer may default on its obligation to repurchase. The Advisor will monitor each writer's ability to meet its obligations under puts. See "Investment Restrictions" and "Taxes" herein.

          The amortized cost method is used by the Domestic Prime Money Market Portfolio, the Global Money Market Portfolio and the Tax Exempt Money Market Portfolio to value any municipal securities; no value is assigned to any puts on such municipal securities. This method is also used by the Tax Exempt Limited Term Portfolio to value certain high quality municipal securities which meet the requirements specified for use of the amortized cost method; when these securities are subject to puts separate from the underlying securities, no value is assigned to the puts. The cost of any such put is carried as an unrealized loss from the time of purchase until it is exercised or expires.


                             INVESTMENT RESTRICTIONS

          Unless specified to the contrary, the following restrictions may not be changed as to a Portfolio without the approval of a majority of the outstanding voting securities of that Portfolio which, under the Investment Company Act of 1940 and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% of the shares of a Portfolio present at a meeting if the holders of more than 50% of the outstanding shares of that Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of a Portfolio.*

                   The Fund may not, on behalf of a Portfolio:

          (1) with regard to the Domestic Prime Money Market Portfolio and the Global Money Market Portfolio, invest more than 5% of their total assets in securities of any one issuer; however, the Portfolios may invest more than 5% of their total assets in the First Tier Securities of a single issuer for a period of up to three business days;

--------
* Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, the Portfolio.


                                      -29-
170559.5

          (2) purchase securities (including warrants) other than those described in the Prospectus as fundamental;

          (3) with respect to 75% of the Portfolio's total assets, invest more than 5% of the value of the total assets in the securities of any one issuer, except obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities;

          (4) purchase the securities of any issuer if such purchase would cause more than 10% of the voting securities of such issuer to be held by the Portfolio or if such securities were purchased for the purpose of exercising control;

          (5) borrow money, except (a) from banks for extraordinary or emergency purposes (not for leveraging or investment) or (b) by engaging in reverse repurchase agreements, provided that (a) and (b) in the aggregate do not exceed an amount equal to one-third of the value of the total assets of that Portfolio less its liabilities (not including the amount borrowed) at the time of borrowing, and further provided that 300% asset coverage is maintained at all times;

          (6) purchase securities while borrowings (excluding reverse repurchase agreements entered into for other than extraordinary or emergency purposes) exceed 5% of the Portfolio's total assets;

          (7) mortgage, pledge, or hypothecate any assets except that a Portfolio may pledge not more than one-third of its total assets to secure borrowings made in accordance with Investment Restriction (5) above. However, although not a fundamental policy of the Fund, as a matter of operating policy in order to comply with certain state statutes, no Portfolio will pledge its assets in excess of an amount equal to 10% of net assets;

          (8) act as underwriter of securities issued by others, except to the extent that the purchase of securities in accordance with the Portfolio's investment objectives and policies directly from the issuer thereof and the later disposition thereof may be deemed to be underwriting;

          (9) make loans to other persons, except loans of portfolio securities and except to the extent that the purchase of debt obligations in accordance with the Portfolio's investment objectives and policies and the entry into repurchase agreements may be deemed to be loans;

          (10) issue senior securities, except as appropriate to evidence indebtedness which a Portfolio is permitted to incur pursuant to Investment Restriction (5) and except for shares of

                                      -30-
170559.5
the various series which may be established by the Board of Directors;

          (11) purchase and sell real estate or invest in real estate limited partnerships or in limited partnership interests in real estate investment trusts which are not readily marketable (although a Portfolio may invest in securities of companies which deal in real estate and in other permitted investments secured by real estate), commodities, commodities contracts or oil and gas interests;

          (12) invest more than 10% of the market value of the Portfolio's net assets in illiquid investments including repurchase agreements maturing in more than seven days and foreign securities, privately placed securities (including short term debt obligations issued pursuant to Section 4(2) of the Securities Act of 1933) and bank participation interests for which a readily available market does not exist;

          (13) sell securities short or purchase securities on margin, or engage in the purchase and sale of a put, call, straddle or spread option or in writing such option except to the extent that securities subject to a demand obligation and stand- by commitments may be purchased as set forth herein and except that the Limited Term Portfolio and the Tax Exempt Limited Term Portfolio may purchase hedging instruments as described herein;

          (14) acquire securities of other investment companies;

          (15) lend portfolio securities in an amount exceeding in the aggregate one-third of the market value of the Portfolio's total assets, less liabilities other than obligations created by these transactions;

          (16) invest more than 5% of the value of a Portfolio's total assets in the securities of issuers where the entity providing the revenues from which the issue is to be paid has a record, including predecessors, of fewer than three years of continuous operation, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

          The Fund may not, on behalf of the Portfolio or Portfolios specified:

          (17) with respect to the Tax Exempt Money Market Portfolio and the Tax Exempt Limited Term Portfolio, under normal market conditions, purchase securities if such purchase would cause less than 80% of the Portfolio's net assets to be invested in securities the income from which is exempt from regular federal income tax;


                                      -31-
170559.5

          (18) with respect to the U.S. Treasury Money Market Portfolio, the Domestic Prime Money Market Portfolio, Global Money Market Portfolio and Limited Term Portfolio, invest more than 25% of the value of the Portfolio's total assets in securities of companies in the same industry (excluding U.S. Government securities and, as to Domestic Prime Money Market Portfolio and Global Money Market Portfolio only, certificates of deposit and bankers' acceptances of domestic banks); and

          (19) with respect to the Tax Exempt Money Market Portfolio and Tax Exempt Limited Term Portfolio, purchase (i) pollution control and industrial revenue bonds or (ii) securities which are not Municipal Obligations, if in either case the purchase would cause more than 25% of the value of the Portfolio's total assets to be invested in companies in the same industry (for the purposes of this restriction wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of the parents).


                             MANAGEMENT OF THE FUND

                             Directors and Officers

          The Directors and Officers of the Fund and their principal occupations during the last five years are set forth below.


Name, Age, Position(s)                         Principal Occupations During
 with Fund and Address                                Past Five Years
----------------------                         ----------------------------


*Thomas E. O'Connor, 53......................  President of Thomas E.
  Chairman of the Board                        O'Connor & Co., Inc., the
  19 Old Kings Highway South                   general partner of Thomas E.
  Darien, Connecticut 06820-4526               O'Connor & Co. L.P. which is
                                               a general partner of the
                                               Advisor.  Prior to forming
                                               the Advisor and its
                                               affiliated management
                                               company, Gabelli-O'Connor
                                               Fixed Income Management


--------
* "Interested person" of the Fund, as defined in the Investment Company Act.

                                      -32-
170559.5

Name, Age, Position(s)                       Principal Occupations During
 with Fund and Address                              Past Five Years
----------------------                       ----------------------------


                                             Co., he was a Managing
                                             Director of Bear, Stearns &
                                             Co. Inc.  He began his
                                             affiliation with Bear,
                                             Stearns & Co. Inc. in 1972
                                             and became a General Partner
                                             of Bear, Stearns & Co. (the
                                             predecessor partnership) in
                                             1977, and became manager of
                                             the Public Finance Department
                                             in 1978.


+Felix J. Christiana, 72.....................Retired Senior Vice
  Director                                   President, Dollar Dry Dock
  35 Club Point Drive                        Savings Bank.  Director of
  White Plains, New York 10604               The Gabelli Asset Fund,
                                             Gabelli Equity Series Funds,
                                             Inc., Gabelli Global Series
                                             Funds, Inc., Gabelli Global
                                             Multimedia Trust Inc., The
                                             Gabelli Value Fund, Inc., The
                                             Gabelli Convertible
                                             Securities Fund, Inc., The
                                             Gabelli Equity Trust and The
                                             Gabelli Growth Fund.

+Robert C. Kolodny, M.D., 52.................Physician, author and
  Director                                   lecturer (self-employed)
  885 Oenoke Ridge Road                      (1983-present). General
  New Canaan, Connecticut 06840              Partner of KBS Partnership,
                                             KBS II Investment
                                             Partnership, KBS III
                                             Investment Partnership,
                                             KBS IV Limited Partnership,
                                             KBS New Dimensions, L.P., KBS
                                             Global Opportunities, L.P.
                                             and KBS VII Limited
                                             Partnership, private
                                             investment partnerships
                                             (1981-present).  Medical
                                             Director and Chairman of the
                                             Board of the Behavioral
                                             Medicine Institute (1983-
                                             present).


--------
+ Director, trustee or officer of investment companies advised by Gabelli Funds, Inc.

                                                      -33-
170559.5

Name, Age, Position(s)                       Principal Occupations During
 with Fund and Address                              Past Five Years
----------------------                       ----------------------------


+Anthony R. Pustorino, 71....................Retired President of (1961-
  Director                                   1989) and consultant to
  515 Madison Avenue                         Pustorino, Puglisi & Co.,
  New York, New York 10022                   P.C., certified public
                                             accountants; Professor, Pace
                                             University (1965-present).
                                             Director of The Gabelli Asset
                                             Fund, The Gabelli Growth
                                             Fund, The Gabelli Value Fund,
                                             Inc. and The Gabelli
                                             Convertible Securities Fund.
                                             Trustee of The Gabelli Equity
                                             Trust, Gabelli Capital Series
                                             Fund, Gabelli Multimedia
                                             Trust and Gabelli Equity
                                             Series Fund.

 Gary L. Roubos, 60..........................Chairman of the Board of
  Director                                   Dover Corp., a diversified
  280 Park Avenue                            industrial manufacturing
  New York, New York  10017                  company since 1981.

 William A. Merritt Jr., 60..................Financial Consultant/Mergers
  Director                                   and Acquisitions (1992-
  One Dock Street, Suite 602                 present).  Managing Member of
  Stamford, Connecticut 06902                Seaboard Properties, Inc.,
                                             the KM Group and Navigator
                                             Communications Systems, LLC
                                             (1995-present).  President
                                             and Chief Operating Officer
                                             of WilTel Communications
                                             Systems, Inc. (1990-1992).

Mary E. Hauck, 54............................Retired Senior Portfolio
  Director                                   manager of the Advisor.
  21 Bishop Park Road                        Prior to joining the Advisor
  P.O. Box 295                               in 1987, she was a senior
  Pound Ridge, New York 10576                vice president and portfolio
                                             manager of municipal mutual
                                             funds at The Dreyfus
                                             Corporation, where she began
                                             in 1977.


--------
+ Director, trustee or officer of investment companies advised by Gabelli Funds, Inc.

                                      -34-
170559.5

Name, Age, Position(s)                       Principal Occupations During
 with Fund and Address                              Past Five Years
----------------------                       ----------------------------



Ronald S. Eaker, 36..........................Senior Portfolio manager of
  President and Chief Investment             the Advisor.  Prior to
    Officer                                  joining the Advisor in 1987,
  19 Old Kings Highway South                 he was Supervisor of
  Darien, Connecticut 06820-4526             Administrative Operations at
                                             Frank Henjes & Co., where he
                                             began in 1983.

Henley L. Smith, 40..........................Senior Portfolio manager of
  Vice President and                         the Advisor.  Prior to
    Investment Officer                       joining the Advisor in 1987,
  19 Old Kings Highway South                 he was portfolio manager at
  Darien, Connecticut 06820-4526             Manufacturers Hanover
                                             Investment Corp. where he
                                             began in 1984.  From 1982-
                                             1984 he was a portfolio
                                             manager for Manufacturers
                                             Hanover Trust Company.

Judith Fabrizi, 29...........................Employee of the Advisor since
  Secretary, Treasurer and                   1989.
  Investment Officer
  19 Old Kings Highway South
  Darien, Connecticut 06820-4526


Georgette L. Horton, 31......................Director of the Administrator
  Vice President                             since October 1996. Prior to
  125 West 55th Street                       joining the Administrator,
  New York, New York 10019                   she was Assistant Vice
                                             President of Regional Sales
                                             at PaineWebber from June 1993
                                             to September 1996. From June
                                             1992 to May 1993, she was a
                                             Marketing Representative for
                                             Eaton Vance Distributors.

Lisa Ling, 36................................Registration and Compliance
  Vice President                             Officer, Fund Administration
  3435 Stelzer Road                          of the Administrator since
  Columbus, Ohio 43219                       November 1995. Prior to
                                             joining the Administrator,
                                             she was a Manager of
                                             Financial Services Department
                                             at Federated Investors from
                                             June 1989 to October 1995.



                                      -35-
170559.5

Name, Age, Position(s)                       Principal Occupations During
 with Fund and Address                              Past Five Years
----------------------                       ----------------------------


Michael Sakala, 31..........................Vice President and Treasurer
  Assistant Treasurer                       of the Administrator since
  125 West 55th Street                      December 1996 and Associate
  New York, New York 10019                  Director of Fund Accounting
                                            of the Administrator from
                                            April 1996 to December 1996.
                                            Prior to joining the
                                            Administrator, he was head of
                                            Worldwide Fund Administration
                                            at Banque Paribas Luxemburg
                                            from April 1994 to April
                                            1996. From June 1989 to April
                                            1994, he was Accounting
                                            Manager at Fidelity
                                            Investments in Boston, MA.

Alaina V. Metz, 29..........................Chief Administrative Officer
  Assistant Secretary                       of the Administrator since
  3435 Stelzer Road                         June 1995. Prior to joining
  Columbus, Ohio 43219                      the Administrator, she was
                                            Supervisor of Blue Sky
                                            Department at Alliance
                                            Capital Management, L.P. from
                                            May 1989 to June 1995.

Bruce Treff, 30 ............................Counsel of the Administrator
  Assistant Secretary                       since September 1995. Prior
  3435 Stelzer Road                         to joining the Administrator,
  Columbus, Ohio 43219                      he was Manager at Alliance
                                            Capital Management, L.P.

Sheryl Hirschfeld, 36.......................Manager-Legal Services of the
  Assistant Secretary                       Administrator since January
  125 West 55th Street                      1997.  Prior to joining the
  New York, New York 10019                  Administrator, she was
                                            Director, Corporate Secretary
                                            Services at Furman Selz LLC
                                            from November 1994 to
                                            December 1996.  From 1982 to
                                            1994, she was an employee of
                                            The Dreyfus Corporation.




                                      -36-
170559.5

Compensation Table

                                                   Aggregate Compensation
       Name of Person, Position                          from Fund
       ------------------------                    ----------------------


Felix J. Christiana, Director                             $7,000

Mary E. Hauck, Director                                   $6,000

Robert C. Kolodny, M.D.,                                  $7,000
  Director

William A. Merritt Jr.,                                   $7,000
  Director

Anthony R. Pustorino, Director                            $7,000

Gary L. Roubos, Director                                  $6,500



          There are no pension, retirement or other benefits payable by the Fund to any director or officer of the Fund.

-------------------


     * The total compensation paid to such persons by the Fund during the fiscal year ending October 31, 1996.


                                      -37-
170559.5

Investment Advisor


          The investment advisor for the Fund is Gabelli-O'Connor Fixed Income Mutual Funds Management Co., with offices at 19 Old Kings Highway South, Darien, Connecticut 06820-4526, a Delaware partnership organized in 1987. As of the date of this Statement of Additional Information, the Advisor is an investment manager, administrator or advisor only for the assets of the Fund. Gabelli-O'Connor Fixed Income Mutual Funds Management Co. is a registered investment advisor under the Investment Advisers Act of 1940. Mr. O'Connor is President and sole shareholder of Thomas E. O'Connor & Co., Inc., the general partner of Thomas E. O'Connor & Co. L.P., which is a general partner of the Advisor. Mario J. Gabelli is the Chairman of the Board of Directors of Gabelli Funds, Inc., which is the other general partner of the Advisor. As a result of these relationships, Messrs. Thomas E. O'Connor and Mario J. Gabelli may each be deemed to be a "controlling person" of the Advisor. As of December 31, 1996 the Advisor served as investment advisor for assets aggregating in excess of $735 million. The Advisor is an affiliate of Gabelli- O'Connor Fixed Income Management Co., a registered investment advisor that is an investment manager or advisor to corporations, institutions, pension trusts, profit sharing trusts and high net worth individuals and which, as of December 31, 1996, served as an investment advisor for assets aggregating in excess of $1.0 billion. The Advisor is an affiliate of Quantum/Gabelli- O'Connor L.P. which, as of December 31, 1996, served as investment advisor for assets aggregating in excess of $125 million. The Advisor is also an affiliate of Gabelli Funds, Inc. which, through its affiliates, acts as an investment manager, administrator or advisor for assets aggregating in excess of $9.3 billion as of December 31, 1996.


          Pursuant to the Advisory Agreements for each of the Portfolios, the Advisor manages the Fund's portfolio of securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Directors of the Fund.

          The Advisor provides persons satisfactory to the Board of Directors of the Fund to serve as officers of the Fund. Such officers, as well as certain other employees and directors of the Fund, may be directors, officers or employees of the Advisor or its affiliates.

          The Advisor also provides the Fund with supervisory personnel who will be responsible for supervising the performance of administrative services, accounting and related services, net asset value and yield calculation, reports to and filings with regulatory authorities, and services relating to such functions. However, the Administrator will provide personnel who will be responsible for performing the operational components of such

                                      -38-
170559.5
services. The personnel rendering such supervisory services may be employees of the Advisor, of its affiliates or of other organizations. The Advisory Agreements for each Portfolio were most recently approved, as amended, on October 16, 1996 by the Board of Directors, including a majority of the directors who are not interested persons (as defined in the Investment Company Act of 1940) of the Fund or the Advisor. The Advisory Agreements for the Domestic Prime Money Market Portfolio and the Tax Exempt Money Market Portfolio were approved by a majority of the shareholders of each such Portfolio at a meeting of the shareholders on March 6, 1989. The Advisory Agreement for the U.S. Treasury Money Market Portfolio was approved by the shareholders of that Portfolio on March 14, 1991.


          The Advisory Agreements have a term which extends to October 31, 1997, and may be continued in force thereafter for successive twelve-month periods beginning each November 1, provided that such continuance is specifically approved annually by majority vote of the respective Portfolio's outstanding voting securities or by the Fund's Board of Directors, and in either case by a majority of the directors who are not parties to the Advisory Agreement or interested persons of any such party, by votes cast in person at a meeting called for the purpose of voting on such matter.


          The Advisory Agreements are terminable without penalty by the Portfolio on sixty days' written notice when authorized either by majority vote of the outstanding voting shares of the Portfolio or by a vote of a majority of the Fund's Board of Directors, or by the Advisor on sixty days' written notice, and will automatically terminate in the event of an assignment. The Advisory Agreements provide that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Advisor, or of reckless disregard of its obligations thereunder, the Advisor shall not be liable for any action or failure to act in accordance with its duties thereunder.

          Fees. Set forth below as a percentage of average daily net assets are the advisory fees paid to the Advisor for each Portfolio pursuant to the Advisory Agreements: the U.S. Treasury Money Market Portfolio, .30%; the Domestic Prime Money Market Portfolio, .30%; the Global Money Market Portfolio,
 .30%; the Tax Exempt Money Market Portfolio, .30%; the Limited Term Portfolio, .45%; and the Tax Exempt Limited Term Portfolio, .45%. Any portion of the total fees received by the Advisor may be used by the Advisor to provide shareholder and administrative services and for distribution of Fund shares. See "Financial Statements" herein.


          The fees payable under the applicable Advisory Agreements for the fiscal years ended October 31, 1994, October 31, 1995 and October 31, 1996, were: $440,162, $403,955


                                      -39-
170559.5
and $455,634, respectively, for the Tax Exempt Money Market Portfolio; $457,770, $458,599 and $657,103, respectively, for the Domestic Prime Money Market Portfolio; and $542,100, $307,543 and $263,957, respectively, for the U.S. Treasury Money Market Portfolio. None of these amounts, for the fiscal years ended October 31, 1994, October 31, 1995 and October 31, 1996, were voluntarily and irrevocably waived by the Advisor for any of these Portfolios. As of the date hereof, the other three Portfolios have not been activated by the Advisor. The Advisor may continue to irrevocably waive its rights to any portion of the advisory fees and may use any portion of the advisory fees for purposes of shareholder and administrative services and distribution of the Fund's shares pursuant to the Fund's Distribution and Service Plans.


Expense Limitation

          The Advisor has agreed to reimburse a Portfolio for its expenses (exclusive of interest, taxes, brokerage, and extraordinary expenses) which in any year exceed the limits on investment company expenses prescribed by any state in which the Portfolio's shares are qualified for sale. For the purpose of this obligation to reimburse expenses, the Portfolio's annual expenses are estimated and accrued daily, and any appropriate estimated payments are made to it on a monthly basis. From time to time, the Advisor may voluntarily assume certain expenses of any Portfolio of the Fund. This would have the effect of lowering the overall expense ratio of that Portfolio and of increasing yield to investors in that Portfolio. Subject to the obligations of the Advisor to reimburse a Portfolio for its excess expenses as described above, the Portfolios have, under the respective Advisory Agreements, confirmed their obligation for payment of all their other expenses, including without limitation: fees payable to the Advisor, Administrator, Custodian, Transfer Agent and Dividend Agent; brokerage and commission expenses; federal, state or local taxes, including issuance and transfer taxes incurred by or levied on them; commitment fees, certain insurance premiums and membership fees and dues in investment company organizations; interest charges on borrowings; telecommunications expenses; recurring and non- recurring legal and accounting expenses; costs of organizing and maintaining the Fund's existence as a corporation; compensation, including directors' fees, of any directors, officers or employees who are not also officers of the Advisor or its affiliates and costs of other personnel providing administrative and clerical services; costs of stockholders' services and costs of stockholders' reports, proxy solicitations, and corporate meetings; fees and expenses of registering their shares under the appropriate Federal securities laws and of qualifying their shares under applicable state securities laws, including expenses attendant upon the initial registration and qualification of these shares and attendant upon renewals of, or amendments to,

                                      -40-
170559.5
those registrations and qualifications; and expenses of preparing, printing and delivering the Prospectus to existing shareholders and of printing shareholder application forms for shareholder accounts.

          The Fund may from time to time hire its own employees or contract to have management services performed by third parties, and the management of the Fund intends to do so whenever it appears advantageous to the Fund. The Fund's expenses for employees and for such services are among the expenses subject to the expense limitation described above.

Administrator


          The Administrator for the Fund is BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services (the "Administrator"), which is a subsidiary of The BISYS Group, Inc. ("BISYS"). BISYS, headquartered in Little Falls, New Jersey, is a publicly owned company engaged in information processing, loan servicing and 401(K) administration and Recordkeeping services to and through banking and other financial organizations. BISYS and its affiliates, BISYS Fund Services and BISYS Fund Services, Inc., have their principal place of business at 3435 Stelzer Road, Columbus, Ohio 43219.

          The Administrator serves as administrator and distributor of other mutual funds. The Fund will not invest in these funds or in any other fund which may in the future be affiliated with the Administrator or any of its affiliates.

          Pursuant to the Administration Agreement for each of the Portfolios, the Administrator provides all management and administrative services reasonably necessary for the Fund, other than those provided by the Advisor, subject to the supervision of the Fund's Board of Directors. Because of the services rendered the Fund by the Administrator and the Fund's Advisor, the Fund itself may not require any employees other than its officers, none of whom receive compensation from the Fund.


          For the services rendered to the Fund by the Administrator, each Portfolio pays the Administrator a fee, computed daily and payable monthly, in accordance with the following schedule: (i) .10% of the first $500 million of aggregate average daily net assets of the Fund, (ii) .065% of the next $250 million of aggregate average daily net assets of the Fund, (iii) .055% of the next $250 million of aggregate average daily net assets of the Fund, and (iv)
 .050% of all aggregate average daily net assets of the Fund over $1 billion.


          Under the Administration Agreement for each Portfolio, the Administrator provides all administrative services, including, without limitation: (i) provides services of persons

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



competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Fund, including maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Fund's Custodian and Advisor; (ii) oversees the performance of administrative and professional services to the Fund by others, including the Fund's Custodian; (iii) prepares, but does not pay for, the periodic updating of the Fund's Registration Statement, Prospectus and Statement of Additional Information in conjunction with Fund counsel, including the printing of such documents for the purpose of filings with the Securities and Exchange Commission and state securities administrators, prepares the Fund's tax returns, and prepares reports to the Fund's shareholders and the Securities and Exchange Commission; (iv) prepares in conjunction with Fund counsel, but does not pay for, all filings under the securities or "Blue Sky" laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or its shares under such laws; (v) prepares notices and agendas for meetings of the Fund's Board of Directors and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; (vi) monitors daily and periodic compliance with respect to all requirements and restrictions of the Investment Company Act, the Internal Revenue Code and the Prospectus; and
(vii) monitors and evaluates daily income and expense accruals, and sales and redemptions of shares of the Portfolios.


          BISYS Fund Services, Inc. also provides the Fund with all accounting services, including (i) daily computation of net asset value for each Portfolio;
(ii) maintenance of security ledgers and books and records as required by the Investment Company Act; (iii) production of the Portfolio and general ledger reports; (iv) reconciliation of accounting records; and (v) calculation of yield and average maturity for each Portfolio.

          For these accounting services provided, BISYS Fund Services, Inc. shall be paid a fee of $2,500 per Portfolio per month.

          The actual fees paid to Furman Selz LLP, the former administrator of the Fund, for all administrative and accounting services rendered for the year ended October 31, 1996 were $248,287 for the Domestic Prime Money Market Portfolio, $181,702 for the Tax Exempt Money Market Portfolio and $117,806 for the U.S. Treasury Money Market Portfolio. Furman Selz LLP waived its fees for acting as transfer and dividend agent for the Portfolios.

          The Administration Agreement is terminable, without the payment of any penalty, by a vote of the majority of relevant Portfolio shareholders, by the Board of Directors of the Fund or

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




the Administrator, respectively, on sixty days' written notice. The Administration Agreement shall remain in effect for one year from the date of the conversion of services to BISYS data processing system, and subject to annual approval of the Fund's Board of Directors for one-year periods thereafter. The Administration Agreement provides that in the absence of willful misfeasance, bad faith or negligence on the part of the Administrator, or reckless disregard of its obligations thereunder, the Administrator shall not be liable for any action or failure to act in accordance with its duties thereunder.



                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT


          Custodial Trust Company, 101 Carnegie Center, Princeton, New Jersey 08540 is the Fund's Custodian. Pursuant to a Custodian Agreement with the Fund, it is responsible for maintaining the books and records of the Fund's portfolio securities and cash. Subject to the supervision of the Advisor and Administrator, the Custodian maintains the Fund's portfolio transaction records. BISYS Fund Services, Inc. serves as transfer agent and dividend agent for the Fund pursuant to a Transfer Agency Agreement. Pursuant to such Agreement, the Transfer Agent, among other things, performs the following services in connection with the Fund's Shareholders of record: maintenance of shareholder records for each of the Fund's Shareholders of record; processing shareholder purchase and redemption orders; processing transfers and exchanges of shares of the Fund on the shareholder files and records; processing dividend payments and reinvestments; and assistance in the mailing of shareholder reports and proxy solicitation materials.



                                      TAXES

          The active Portfolios of the Fund have qualified and intend to continue to qualify under the Internal Revenue Code of 1986, as amended ("Code"), as a regulated investment company. As a regulated investment company, each Portfolio will not be subject to federal income taxes on its investment company taxable income and its long-term capital gains that it distributes to its shareholders, provided that at least 90% of its investment company taxable income and at least 90% of its tax exempt net interest income for the taxable year is distributed and numerous other requirements concerning regulated investment companies are satisfied. The Fund's policy is to distribute as dividends each year 100% (and in no event less than 90%) of its investment company taxable income and tax exempt net interest income. Each Portfolio will be treated as a separate corporation and generally will have to comply with the qualifications and other requirements applicable to regulated investment companies without regard to other Portfolios. If for any taxable year a Portfolio

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



does not qualify as a regulated investment company, all of its taxable income would be taxable at corporate rates and no distributions would qualify as tax exempt.

          The Fund has adopted a policy of declaring dividends daily in an amount based on its net investment income. The amount of each daily dividend may differ from actual net investment income calculated in accordance with federal income tax principles. Dividend distributions will be made on the last business day of each month. Dividends paid from taxable income, if any, and distributions of any realized short term capital gains (whether from tax exempt or taxable obligations) are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares of the Fund. Dividends paid by the Fund from taxable income on December 31 will be treated as received by shareholders on such date (and subject to tax in the shareholder's tax year in which such date occurs) for federal income tax purposes, notwithstanding actual receipt of the dividend in the following calendar year. Distributions of net realized capital gains after utilization of capital loss carryforwards, if any, are made in October and, if necessary, to meet applicable distribution requirements, shortly after October 31, the Portfolios' fiscal year-end, except that the U.S. Treasury Money Market Portfolio, the Domestic Prime Money Market Portfolio, the Global Money Market Portfolio and the Tax Exempt Money Market Portfolio include net short-term capital gain in their daily declarations of income. Distributions paid by the Portfolios (including distributions of tax exempt interest) may result in a liability (or increased liability) under the alternative minimum tax.

          Distributions of tax exempt income are not subject to regular federal income taxes, but may be subject to the alternative minimum tax. Distributions derived from interest on certain private activity bonds that are exempt from regular federal income tax are specifically treated as tax preference items and may subject individual or corporate shareholders to liability (or increased liability) under the alternative minimum tax. At least 80 percent of the net assets of the Tax Exempt Money Market Portfolio and Tax Exempt Limited Term Portfolio will be invested in municipal obligations, the interest income on which is not treated as a tax preference item under the alternative minimum tax. However, because 75% of the difference between adjusted current earnings (including, generally, tax exempt income) and alternative minimum taxable income (determined without regard to this item) is an addition to the corporate alternative minimum tax base, all distributions derived from interest that is exempt from regular federal income tax are included in adjusted current earnings and may subject corporate shareholders to, or increase their liability under, the alternative minimum tax. In certain cases, Subchapter S corporations with accumulated earnings and profits from

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



Subchapter C years will be subject to a tax on "passive investment income," including tax exempt interest. For social security recipients, interest on tax exempt bonds, including tax exempt interest dividends paid by the Fund, is to be added to adjusted gross income, for purposes of computing the amount of social security benefits includible in gross income.

          With respect to the variable rate demand instruments and participation certificates, the Fund is relying on the opinion of Battle Fowler LLP, counsel to the Fund, that it will be treated for Federal income tax purposes as the owner thereof and that the interest on the underlying tax exempt obligations will be tax exempt to the Fund. Counsel has pointed out that the IRS has announced that it will not ordinarily issue advance rulings on the question of ownership of securities or participation interests therein subject to a put and, as a result, the IRS could reach a conclusion different from that reached by counsel.

          The Fund may be subject to state or local tax in jurisdictions in which the Fund is organized or may be deemed to be doing business. However, Connecticut and Maryland tax regulated investment companies in a manner that is generally similar to the federal income tax rules described herein.

          Distributions may be subject to state and local income taxes. In addition, the treatment of the Fund and its shareholders in those states that have income tax laws might differ from their treatment under the federal income tax laws. Some states exempt from state personal income tax distributions received from the Fund only to the extent such distributions are derived from interest on obligations issued by such state or its municipalities or political subdivisions. Shareholders should consult with their own tax advisors with respect to any state or local taxes. In addition, shareholders should review with their tax advisors the state and local income tax consequences of the Fund's investing in certain investments issued by agencies and instrumentalities of the U.S. Government and in repurchase and reverse repurchase agreements and of the Fund's engaging in securities loans.

          With respect to the U.S. Treasury Money Market Portfolio, states generally provide for a pass-through of the state and local income tax exemption afforded under federal law to direct owners of U.S. Government obligations, subject to such Portfolio's compliance with certain state notice and investment threshold requirements. It is expected that dividends from the U.S. Treasury Money Market Portfolio that are derived from interest earned on U.S. Government obligations generally will be treated for state and local income tax purposes as if the investor directly owned a proportionate share of the U.S. Government obligations held by that Portfolio. Therefore, since

                                      -45-
170559.5
the income on U.S. Government obligations in which the U.S. Treasury Money Market Portfolio invests is exempt from state and local income taxes under federal law, dividends paid by that Portfolio that are derived from such interest will also be free from state and local income taxes. To the extent required by applicable state laws and within any applicable time period following the end of the Fund's taxable year, the Fund intends to send each shareholder a tax information notice describing the federal and state tax status of dividends paid to investors for the prior tax year.

          The exemption from state and local income taxation, if available, does not preclude states from assessing other taxes, such as personal property taxes and estate and inheritance taxes, on the value of an investor's shares in the U.S. Treasury Money Market Portfolio. In addition, states may impose taxes on capital gains distributed by such Portfolio and may include the value of Portfolio shares and the income attributable thereto in the measure of state or municipal franchise taxes imposed on a corporate investor's privilege of doing business in the state or municipality. Shareholders are urged to contact their tax advisors regarding the state and local tax treatment of ownership of shares in the U.S. Treasury Money Market Portfolio and of dividends received from the Portfolio.

          If the Fund acquires debt instruments that were originally issued at a discount, e.g., zero coupon bonds, it will be required to include annually in gross income or, in the case of tax-exempt instruments issued at a discount, in tax-exempt income, a portion of the "original issue discount" that accrues over the term of the obligation regardless of whether the income is received by the Fund, and to make distributions accordingly. To insure that the Fund has sufficient cash to meet this distribution requirement, the Fund may borrow funds on a short- term basis or sell certain investments. Since a substantial percentage of the Fund's dividends are expected to be reinvested and dividends that are declared and automatically reinvested satisfy the distribution requirement, the Fund expects to satisfy the distribution requirement even if it owns obligations with original issue discount. Shareholders will realize taxable income on the automatic reinvestment of dividends that are attributable to original issue discount on taxable obligations.

          The Code imposes a nondeductible 4% excise tax on a Portfolio unless it meets certain requirements with respect to distributions of ordinary income and capital gain net income. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of each Portfolio's ordinary income for the calendar year, plus at least 98% of the excess of its capital gains over its capital losses realized during the one-year period ending October 31 during such year, which shall be reduced (but not below net capital gain) by

                                      -46-
170559.5
the amount of the Portfolio's net ordinary loss for the year. It is anticipated that this provision will not have any material impact on any Portfolio.

          Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on foreign investments as compared to dividends and interest paid by domestic issuers. The Fund does not expect that any Portfolio will qualify to elect to pass through to its shareholders the right to take a foreign tax credit for foreign taxes withheld from dividends and interest payments.

          For federal income tax purposes, distributions of net capital gains (the excess of net long-term capital gains over net short-term capital loss), if any, are taxable as net capital gains regardless of the length of time shareholders have owned their shares. Although the Tax Reform Act of 1986 eliminated the preferential treatment previously available for net capital gains, the preferential treatment for net capital gains was restored, to some extent, by the Revenue Reconciliation Act of 1990, which, in limited circumstances, places a 28% ceiling on the marginal rate applicable to net capital gains realized by individuals. Distributions attributable to short-term capital gains (whether from tax exempt or taxable obligations) are taxable as ordinary income for federal income tax purposes. Generally, on the sale or exchange of obligations held for more than one year, gain realized by a Portfolio that is not attributable to original issue discount or certain market discount will be long-term capital gain. Such capital gain, if any, will be distributed as capital gain dividends. Gain on the disposition of a tax-exempt bond purchased at a market discount generally will be treated as ordinary income, rather than capital gain, to the extent of accrued market discount. Capital gain dividends, designated as such in a written notice to investors mailed not later than 60 days after a Portfolio taxable year closes, will be taxed as long-term capital gain. However, if an investor receives a capital gain dividend and sells shares after holding them for six months or less (not including periods during which the shareholder holds an offsetting position), then any loss realized on the sale will be treated as long-term capital loss to the extent of such capital gain dividend. If any net capital gains are retained by a Portfolio for reinvestment, requiring federal income taxes to be paid thereon by such Portfolio, the Portfolio will elect to treat such capital gains as having been distributed to shareholders. As a result, shareholders will report such capital gains as net capital gains, will be able to claim their share of federal income taxes paid by the Portfolio on such gains as a credit against their own federal income tax liability, and will be entitled to increase the adjusted tax basis of their Portfolio shares by 65% of their

                                      -47-
170559.5
share of the undistributed gain. Distributions of net capital gains are not eligible for the dividends received deduction.

          All taxable dividends from investment company taxable income are taxable as ordinary income. It is not expected that any income distributions from the Portfolios will qualify for the dividends received deduction for corporations.

          The Code permits the character of tax exempt interest distributed by a regulated investment company to flow through as tax exempt interest to its shareholders, provided that at least 50% of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal and other obligations the interest on which is exempt under Section 103(a) of the Code. The Tax Exempt Money Market Portfolio and Tax Exempt Limited Term Portfolio intend to satisfy this 50% requirement in order to permit their distributions attributable to tax exempt interest to be treated as such for federal income tax purposes in the hands of their shareholders. Distributions to shareholders of tax exempt interest earned by these Portfolios for the taxable year are therefore not subject to regular federal income tax, although, as described above, they may be subject to the individual and corporate alternative minimum taxes.

          Any short-term capital loss realized upon the redemption of shares of the Tax Exempt Money Market Portfolio or the Tax Exempt Limited Term Portfolio within six months from the date of their purchase will be disallowed to the extent of any tax exempt dividends received during such six-month period, although the period may be reduced under Treasury Regulations to be prescribed.

          Distributions of investment company taxable income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the value of a share on the reinvestment date.

          Shareholders are required to report tax exempt interest on their federal income tax returns. Redemptions of shares, including exchanges for shares of another Portfolio, may result in tax consequences (gain or loss) to shareholders and are also subject to reporting requirements.

          The Tax Reform Act of 1986 contained a provision limiting miscellaneous itemized deductions for individuals and certain other shareholders, such as estates and trusts, to the extent such miscellaneous itemized deductions do not exceed 2% of adjusted gross income for a taxable year. However, the Revenue Reconciliation Act of 1989 provided an exemption from the limitation for publicly-offered regulated investment companies.

                                      -48-
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



The U.S Treasury Money Market Portfolio, Domestic Prime Money Market Portfolio and the Tax Exempt Money Market Portfolio currently qualify and expect to continue to qualify as publicly- offered regulated investment companies; it is expected that the remaining Portfolios will qualify as publicly-offered regulated investment companies when activated.

          Interest on indebtedness incurred by shareholders to purchase or carry shares of the Tax Exempt Money Market Portfolio and the Tax Exempt Limited Term Portfolio will not be deductible for federal income tax purposes. In addition, interest incurred or continued to purchase shares of the other Portfolios is generally treated as investment interest, and in the case of non- corporate taxpayers is deductible only to the extent of net investment income. Under rules used by the Internal Revenue Service to determine when borrowed funds are used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

          Section 147(a) of the Code prohibits exemption from taxation of interest on certain governmental obligations to persons who are "substantial users" (or persons related thereto) of facilities financed by such obligations. The Tax Exempt Money Market Portfolio and the Tax Exempt Limited Term Portfolio have not undertaken any investigation as to the users of the facilities financed by tax exempt bonds in their portfolios.

          In South Carolina v. Baker, the U.S. Supreme Court held that the federal government may constitutionally require states to register bonds they issue and may subject the interest on such bonds to federal tax if not registered, and the Court further held that there is no constitutional prohibition against the federal government's taxing the interest earned on municipal bonds. The Supreme Court decision affirms the authority of the federal government to regulate and control municipal bonds and to tax such bonds in the future. The decision does not, however, affect the current exemption from taxation of the interest earned on municipal bonds in accordance with Section 103 of the Code.

          Under the federal income tax law, the Portfolios will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Portfolio shares, except in the case of exempt shareholders, which include most corporations. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable income and capital gains and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the investment

                                      -49-
170559.5
company with their taxpayer identification numbers and their required certifications regarding their status under the federal income tax law. A special exception is available for proceeds from the redemption or exchange of Portfolio shares if a Portfolio maintains a constant net asset value per share. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Corporate shareholders should provide the Portfolios with their taxpayer identification numbers and certify their exempt status in order to avoid possible erroneous application of backup withholding.

          In January of each year (or earlier, if necessary to satisfy state and local income tax notice requirements), the Portfolios will issue to each shareholder a statement of the federal income tax status of all distributions, including: in the case of the Tax Exempt Money Market Portfolio and the Tax Exempt Limited Term Portfolio, a statement of the percentage of the prior calendar year's distributions which the respective Portfolio has designated as tax exempt, the percentage of such tax exempt distributions treated as a tax preference item for purposes of the alternative minimum tax, and the source on a state-by-state basis of all distributions; and, in the case of the U.S. Treasury Money Market Portfolio, all applicable state and local income tax information.

          The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of a Portfolio, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by such person, where such amounts are treated as income from U.S. sources under the Code.

          The federal, state and local income tax rules that apply to the Fund and its shareholders have changed extensively in recent years, and investors should recognize that additional changes may be made in the future, some of which could have an adverse affect on the Fund and its investors for federal and/or state and local tax purposes. Shareholders should consult their tax advisors about the application of the provisions of tax law described in this statement of additional information in light of their particular federal and state tax situations.

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



                        PURCHASE, REDEMPTION AND EXCHANGE

          GOC Fund Distributors, Inc. (the "Distributor") serves as the exclusive Distributor of the shares of each Portfolio pursuant to its Distribution Agreement with the Fund. Investors may open accounts in the Portfolios in the Fund only through the exclusive Distributor for the Fund. Under the Distribution Agreement, the Distributor, for nominal consideration and as agent for the Fund, will solicit orders for the purchase of Fund shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal. The material relating to the purchase, redemption and exchange of Portfolio shares in the Prospectus is incorporated herein by reference and investors should refer to the Prospectus for information relating to these areas.


                           DIVIDENDS AND DISTRIBUTIONS

          Net investment income is declared as dividends daily and paid monthly; if an investor's shares are redeemed during a month, accrued but unpaid dividends are paid with the redemption proceeds. Substantially all the realized net capital gains for the Portfolios, if any, are declared and paid on an annual basis (except for net short-term capital gains for the Money Market Portfolios). Dividends are payable to shareholders of record at the time of declaration.

          Dividends of each Portfolio are automatically reinvested in additional Portfolio shares unless the shareholder has elected to have them paid in cash.

          The net investment income of the Fund for each business day is determined immediately prior to the determination of net asset value. Net investment income for other days is determined at the time net asset value is determined on the prior business day. Shares of the Limited Term Portfolio and the Tax Exempt Limited Term Portfolio earn dividends on the business day their redemption is effective but not on the business day their purchase is effective. See "Purchase of Shares" and "Redemption of Shares" in the Prospectus.


                                 NET ASSET VALUE

          Net asset value per share for each of the Portfolios is determined by subtracting from the value of the Portfolio's total assets the amount of its liabilities and dividing the remainder by the number of its outstanding shares. The U.S. Treasury Money Market Portfolio, the Domestic Prime Money Market Portfolio, the Global Money Market Portfolio and the Tax Exempt Money Market Portfolio value all portfolio securities by the amortized cost

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



method in accordance with Rule 2a-7 under the Investment Company Act of 1940. This method attempts to maintain a constant net asset value per share of $1.00. No assurances can be given that this goal can be attained.

          In the case of the Limited Term Portfolio and the Tax Exempt Limited Term Portfolio, the value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for the security; the value is based either on the last sale price on a national securities exchange, or, in the absence of recorded sales, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market. Assets for which market quotations are not readily available are valued in accordance with procedures established by the Fund's Board of Directors, including use of an independent pricing service or services which use prices based on yields or prices of comparable municipal securities, indications as to values from dealers and general market conditions. High quality securities with effective maturities of 397 calendar days or less generally will be valued by the amortized cost method.

          Each of the Portfolios computes its net asset value once daily on Monday through Friday, except that the net asset value is not computed for a Portfolio on a day in which no orders to purchase, sell or redeem Portfolio shares have been received or on the holidays listed herein. The Fund does not determine net asset value per share on the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


          The Portfolios compute net asset value as follows: the U.S. Treasury Money Market Portfolio, the Domestic Prime Money Market Portfolio, the Global Money Market Portfolio and the Tax Exempt Money Market Portfolio (the "Money Market Portfolios"), 12:00 Noon Eastern Time; the Limited Term Portfolio and the Tax Exempt Limited Term Portfolio, 4:00 p.m. Eastern Time. The days on which a Fund's net asset value is determined are its business days.


          The Money Market Portfolios utilize the amortized cost method of valuation. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, except that if fluctuating interest rates cause the market value of the Portfolios to deviate more than l/2 of l% from the value determined on the basis of amortized cost, the Board of Directors will consider whether any action should be initiated, as described in the following paragraph. Although the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument is higher or

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



lower than the price an investment company would receive if the instrument were sold.

          The Fund's Board of Directors has established procedures to stabilize, to the extent reasonably possible, these Portfolios' net asset value at $l.00 per share. These procedures include a review of the extent of any deviation of net asset amortized cost per share. Should that deviation exceed 1/2 of 1%, the Board will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. The Money Market Portfolios will maintain a dollar- weighted average portfolio maturity of 90 days or less, will not purchase any instrument with an effective maturity greater than 397 days, will limit portfolio investments, including repurchase agreements, to those United States dollar-denominated instruments that the Fund's Board of Directors determines present minimal credit risks, and will comply with certain reporting and recordkeeping procedures. The Fund has also established procedures to ensure compliance with the requirement that portfolio securities meet the high quality criteria. See "Investments and Investment Techniques Common to Two or More Portfolios", herein.


                              COMPUTATION OF YIELD

          The current and effective yields of the Money Market Portfolios may be quoted in reports, sales literature, and advertisements published by the Fund. Current yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of a seven-day calendar period, dividing the net change in account value of the account at the beginning of the period, and multiplying the return over the seven-day period by 365/7. For purposes of the calculation, net change in account value reflects the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, but does not reflect realized gains or losses or unrealized appreciation or depreciation. Effective yield is computed by annualizing the seven-day return with all dividends reinvested in additional Portfolio shares.


          The yields of the Domestic Prime Money Market Portfolio, the Tax Exempt Money Market Portfolio and the U.S. Treasury Money Market Portfolio for the seven-day period ended October 31, 1996 were 4.83%, 2.98% and 4.62%, respectively.



                                      -53-
170559.5

          The Limited Term Portfolio and Tax Exempt Limited Term Portfolio are not money market funds and must compute their yield in a different fashion. These Portfolios compute yield based on a 30-day (or one month) period ended on the date of the most recent balance sheet included in the registration statement, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:


                           YIELD = 2[( a-b + 1)6 - 1]
                                      -----
                                       cd

Where:            a =      dividends and interest earned during the period.

                  b =      expenses accrued for the period (net of
                           reimbursements).

                  c = the average daily number of shares outstanding during the period that were entitled to dividends.

                  d = the maximum offering price per share on the last day of the period.

          Actual future yields will depend on the type, quality, and maturities of the investments held by the Portfolios, changes in interest rates on investments, and the Portfolios' expenses during the period.


Tax Equivalent Yield

          The Tax Exempt Money Market Portfolio and Tax Exempt Limited Term Portfolio may from time to time advertise their tax equivalent yield.

          Tax equivalent yield is computed based upon a 30-day (or one month) period ended on the date of the most recent balance sheet included in the Statement of Additional Information, computed by dividing that portion of the yield of the Portfolio (as computed pursuant to the formulae previously discussed) which is tax exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Portfolio that is not tax exempt. The tax equivalent yields for these Portfolios also may fluctuate daily and do not provide a basis for determining future yields.

          The U.S. Treasury Money Market Portfolio may also advertise a tax equivalent yield for one or more of the states and municipalities wherein all or substantially all of that Portfolio's dividends represent a pass-through of income received on direct obligations of the U.S. Government and, as a result,

                                      -54-
170559.5
are not subject to such state's income tax. The U.S. Treasury Money Market Portfolio's advertisement of a tax equivalent yield reflects the taxable yield that an investor subject to that state's or municipality's highest marginal tax rate would have had to receive in order to realize the same level of after-tax yield as an investment in the U.S. Treasury Money Market Portfolio would have produced. Tax equivalent yield is calculated by dividing the portion of the U.S. Treasury Money Market Portfolio's yield that is not subject to state or municipal taxes (calculated as described above) by the result of subtracting the state's or municipality's highest marginal tax rate from 1, and adding the resulting figure to that portion, if any, of the U.S. Treasury Money Market Portfolio's yield that is subject to state or municipal income tax. All dividends paid by the U.S. Treasury Money Market Portfolio are subject to federal income taxation at applicable rates.


Computation of Total Return

          The total return of the Limited Term and the Tax Exempt Limited Term Portfolios must be displayed in any advertisement containing the yield of any of these Portfolios. Total return is the average annual total return for the 1-, 5- and 10-year period ended on the date of the most recent balance sheet included in the Statement of Additional Information, computed by finding the average annual compounded rates of return over 1-, 5- and 10-year periods that would equate the initial amount invested to the ending redeemable value according to the following formula:

                                         n
                                    P(1+T) = ERV

Where:

                  P =      a hypothetical initial investment of $1000

                  T =      average annual total return

                  n =      number of years

                ERV = ending redeemable value of a hypothetical $1000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractions thereof).

Because the Limited Term and the Tax Exempt Limited Term Portfolios have not had a registration in effect for 1, 5 or 10 years the period during which the registration has been effective shall be substituted.


                                      -55-
170559.5

          Yield information may be useful for reviewing the performance of the Portfolio and for providing a basis for comparison with other investment alternatives. However, unlike bank deposits or other investments which pay a fixed yield for a stated period of time, the Portfolios' yield does fluctuate, and this should be considered when reviewing performance or making comparisons.

          From time to time evaluations of performance of the Portfolios made by independent sources may be used in advertisements concerning the Portfolios. These sources may include Lipper Analytical Services, Wiesenberger Investment Company Service, Donoghue's Money Fund Report, Barron's, Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Personal Investor, Bank Rate Monitor, and The Wall Street Journal.


                           DESCRIPTION OF COMMON STOCK


          The Fund was incorporated in Maryland on August 17, 1987. The Fund was formerly named the Gabelli-O'Connor Treasurer's Fund, Inc. At a meeting of the shareholders held on March 6, 1989, the shareholders of the Fund voted to amend the Amended Articles of Incorporation to change the name of the Fund to The Treasurer's Fund, Inc. The authorized capital stock of the Fund consists of twenty billion shares of common stock having a par value of one tenth of one cent ($.001) per share ("Common Stock"). The Fund's net assets at the close of business on January 31, 1997 were valued at $162,806,388.10 for the Tax Exempt Money Market Portfolio, $253,865,814.73 for the Domestic Prime Money Market Portfolio and $119,613,116.43 for the U.S. Treasury Money Market Portfolio. The Fund's Board of Directors is authorized to divide the unissued shares into separate series of stock, each series representing a separate, additional investment portfolio. The Board currently has authorized the division of the unissued shares into six series of Common Stock, one for each of the Portfolios. Shares of all series will have identical voting rights, except where, by law, certain matters must be approved by a majority of the shares of the affected series. Each share of any series of shares when issued has equal dividend, distribution, liquidation and voting rights within the series for which it was issued, and each fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share. Shares will be voted in the aggregate. There are no conversion or preemptive rights in connection with any shares of the Fund. All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable. Shares are redeemable at net asset value, at the option of the shareholder.



                                      -56-
170559.5

          As of January 31, 1997, the officers and directors of the Fund, collectively, beneficially owned, directly or indirectly (including the power to vote or to dispose of any shares), less than 1% of the total outstanding shares of each of the Fund's Portfolios.

          As of January 31, 1997, the following persons or entities owned as much as 5% of the indicated Portfolio's outstanding shares:




Name and Address                                                                Portfolio in              Percentage of
of record or                                          Number of                 which shares              Ownership of
beneficial owner                                    shares owned                  are owned                 Portfolio
----------------                                    ------------                ------------               ------------


Bear Stearns Profit Sharing Plan                        13,479,596,440          U.S. Treasury                     11.25%
c/o Custodial Trust Company
Attn: Accounting Department
101 Carnegie Center
Princeton, NJ 08540-6231

Bear Stearns Security Corp.                              7,493,819,260          U.S. Treasury                      6.26%
1 Metrotech Center North
Brooklyn, NY 11201-3857



          The shares held by Bear, Stearns & Co. Inc. are held on behalf of individual client accounts.


          The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares outstanding voting for the election of directors can elect 100% of the directors if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors. The Fund does not issue certificates evidencing Fund shares.


          As a general matter, the Fund will not hold annual or other meetings of the Funds' shareholders. This is because the By-laws of the Fund provide for annual meetings only (a) for the election of directors, (b) for approval of the Fund's revised investment advisory agreement with respect to a particular class or series of stock, (c) for approval of revisions to the Fund's distribution agreement with respect to a particular class or series of stock, and (d) upon the written request of holders of shares entitled to cast not less than twenty-five percent of all the votes entitled to be cast at such meeting. Annual and other meetings may be required with respect to such additional matters relating to the Fund as may be required by the Investment Company Act of 1940 (the "Act") including the removal of Fund directors and communication among shareholders, any registration of the

                                      -57-
170559.5

Fund with the Securities and Exchange Commission or any state, or as the Directors may consider necessary or desirable. Each Director serves until the next meeting of shareholders called for the purpose of considering the election or reelection of such Director or of a successor to such Director, and until the election and qualification of his or her successor, elected at such meeting, or until such Director sooner dies, resigns, retires or is removed by the vote of the shareholders.

          Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter, i.e., by a majority of the outstanding shares of each Portfolio. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless it is clear that the interests of each class or series in the matter are substantially identical or that the matter does not affect any interest of such class or series. However, the Rule exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of directors from the separate voting requirements of the Rule.


                               DISTRIBUTION PLANS

          The Fund has adopted a shareholder servicing and administration plan (the "Plan"), pursuant to Rule 12b-1 under the Act (the "Rule") for each Portfolio of the Fund. The Rule provides that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule. Although there are no fees or expenses chargeable to the Fund under the Plans, the Fund's Board of Directors has adopted the Plans in case certain expenses of the Fund might be considered to constitute indirect payments by the Fund of distribution expenses. If a payment by the Fund to the Advisor of advisory fees should be deemed to be indirect financing by the Fund of the distribution of its shares, such payments would be authorized under the Plans.

          The Plans provide that the Advisor may make payments from time to time from its own resources, which may include the advisory fee and past profits for the following purposes: to pay promotional and administrative expenses in connection with the offer and sale of the shares of the Portfolios, including payments to participating organizations for performing shareholder servicing and related administrative functions and for providing assistance in distributing the Fund's shares. The Advisor, in its sole discretion, will determine the amount of

                                      -58-
170559.5
such payments made pursuant to the Plans, provided that such payments will not increase the amount which the Fund is required to pay to the Advisor for any fiscal year under the Advisory Agreement in effect for that year.

          The Glass-Steagell Act limits the ability of a depository institution to become an underwriter or distributor of securities. However, it is the Fund management's position that banks are not prohibited from acting in other capacities for investment companies, such as providing administrative and shareholder account maintenance services and receiving compensation from the Advisor for providing such services. However, this is an unsettled area of the law and if a determination contrary to the Fund management's position is made by a bank regulatory agency or court concerning shareholder servicing and administration payments to banks from the Advisor, any such payments will be terminated and any shares registered in the banks' names, for their underlying customers, will be reregistered in the name of the customers at no cost to the Fund or its shareholders. In addition, state securities laws on this issue may differ from the interpretation of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.


          The Plans provide that they may continue in effect for successive annual periods provided they are approved by the shareholders or by the Board of Directors, including a majority of directors who are not interested persons of the Fund and who have no direct or indirect interest in the operation of the Plans, or in the agreements related to the Plans. On October 16, 1996, the Board of Directors approved the continuance of all of the Plans until October 31, 1997. The Plans for the Domestic Prime Money Market Portfolio and the Tax Exempt Money Market Portfolio were approved by a majority of the affected Portfolio's shareholders at the annual meeting on March 6, 1989. The Plan for the U.S. Treasury Money Market Portfolio was approved by a majority of that Portfolio's shareholders on March 14, 1991. The Plans further provide that they may not be amended to increase materially the costs which may be spent by the Fund for distribution pursuant to the Plans without shareholder approval, and the other material amendments must be approved by the directors in the manner described in the preceding sentence. The Plans may be terminated at any time by a vote of a majority of the disinterested directors of the Fund or the Fund's shareholders. Although there are no fees or expenses chargeable to the Fund under the Plans, for the fiscal year ended October 31, 1996, the Advisor made payments under each Plan to or on behalf of participating organizations in amounts of $80,147, $151,873 and $213,907 with regard to the U.S. Treasury Money Market
Portfolio, the Tax Exempt Money Market Portfolio and the Domestic Prime Money Market Portfolio, respectively (representing .10% of the average daily net assets of each of those


                                      -59-
170559.5

Portfolios). Although these payments were not made by the Fund, each may be deemed an indirect payment by the Fund.


                        BROKERAGE AND PORTFOLIO TURNOVER

Brokerage

          The Fund's purchases and sales of portfolio securities usually are principal transactions. Portfolio securities are normally purchased directly from the issuer, from banks and financial institutions or from an underwriter or market maker for the securities. There usually are not brokerage commissions paid for such purchases. Any transactions for which the Fund pays a brokerage commission will be effected at the best price and execution available. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price. The Fund may purchase participation certificates in variable rate Municipal Obligations with a demand feature from banks or other financial institutions at a negotiated yield to the Fund based on the applicable interest rate adjustment index for the security. The interest received by the Fund is net of a fee charged by the issuing institution for servicing the underlying obligation and issuing the participation certificate, letter of credit, guarantee or insurance and providing the demand repurchase feature.

          Allocation of transactions, including their frequency, to various dealers is determined by the Advisor in its best judgment and in a manner deemed in the best interest of shareholders of the Fund rather than by a formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. No preference in purchasing portfolio securities will be given to banks or dealers that are Participating Organizations.

          Investment decisions for the Fund will be made independently from those for any other investment companies or accounts that may be or become managed by the Advisor or its affiliates. If, however, the Fund and other investment companies or accounts managed by the Advisor are simultaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund. In addition, when purchases or sales of the same security for the Fund and for other investment companies managed by the Advisor occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantage available to large denomination purchasers or sellers.

                                      -60-
170559.5

          No portfolio transactions are executed with the Advisor or its affiliates acting as principal. In addition, the Fund will not buy bankers' acceptances, certificates of deposit or commercial paper from the Advisor or its affiliates.

Portfolio Turnover

          Each Portfolio's average annual portfolio turnover rate, i.e., the ratio of the lesser of sales or purchases to the monthly average value of the portfolio (excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less) is expected to be high. Purchases and sales are made for each Portfolio whenever necessary in the Advisor's opinion, to meet the Portfolio's objective. In order to qualify as a regulated investment company, less than 30% of each Portfolio's gross income (including tax exempt income) must be derived from the sale or other disposition of stock, securities or certain investments held for less than three months. Although increased Portfolio turnover may increase the likelihood of additional capital gains for the Portfolios, the Portfolios expect to satisfy the 30% income test.


                        COUNSEL AND INDEPENDENT AUDITORS

          Legal Matters for the Fund are passed upon by Battle Fowler LLP, 75 East 55th Street, New York, New York 10022.

          Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019 have been selected as independent auditors for the Fund.


                 RATINGS OF MUNICIPAL AND CORPORATE OBLIGATIONS

          Description of Moody's Investors Service, Inc.'s municipal and corporate bond ratings:

          Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not

                                      -61-
170559.5
be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

          A - Bonds which are rated A posses favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

          B - Bonds which rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

          Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

          Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

          C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

          Moody's ratings for municipal notes and other short- term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short- term and long-term credit risk. Loans bearing the designation MIG 1 are of the best quality, enjoying strong protection by establishing cash flow of funds for their servicing or by established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG 2 are of high
                                      -62-
170559.5
quality, with margins of protection ample although not so large as in the preceding group. A short-term issue having a demand feature (i.e., payment relying on external liquidity and usually payable on demand rather than fixed maturity dates) is differentiated by Moody's with the use of the Symbol VMIG, instead of MIG.

          Moody's also provides credit ratings for tax exempt commercial paper. These are promissory obligations (1) not having an original maturity in excess of nine months, and (2) backed by commercial banks. Notes bearing the designation P-1 have a superior capacity for repayment. Notes bearing the designation P-2 have a strong capacity for repayment.

          Description of Standard & Poor's Corporation's municipal and corporate bond ratings:

          AAA - Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

          AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

          A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in the highest rated categories.

          BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic condition or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

          BB, B, CC, CCC - Bonds rated BB, B, CC, CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lower degree of speculation and CCC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

          C - Bonds rated C are income bonds on which no interest is being paid.

                                      -63-
170559.5

          D - Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

          S&P's top ratings for municipal notes issued after July 29, 1984 are SP-1 and SP-2. The designation SP-1 indicates a very strong capacity to pay principal and interest. A "+" is added for those issues determined to possess overwhelming safety characteristics. An "SP-2" designation indicates a satisfactory capacity to pay principal and interest.

          Unrated Bonds. Bonds which are unrated expose the investor to risks with respect to the issuer's capacity to pay interest and principal which are similar to the risks of lower- rated obligations. The safety of an investment in an unrated obligation, therefore, is more reliant as a general proposition on an investment advisor's judgment, analysis and experience than an investment in a higher rated obligation.

Commercial Paper Ratings

Description of Standard & Poor's Corporation's two highest commercial paper ratings:

          A - Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

          A-1 - This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

          A-2 - Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

Description of Moody's Investors Service, Inc.'s two highest commercial paper ratings:

          Moody's employs the following designations, both judged to be investment grade, to indicate the relative repayment capacity of rated issues:
Prime-1, highest quality; Prime-2, higher quality.


                                      -64-
170559.5

Money Market Fund Ratings

Description of Standard & Poor's Corporation's two highest money market fund ratings:

          AAAm - Safety is excellent. Superior capacity to maintain principal value and limit exposure to loss.

          AAm - Safety is very good. Strong capacity to maintain principal value and limit exposure to loss.

Description of Moody's Investors Service, Inc.'s two highest money market fund ratings:

          Aaa - Money Market Funds rated Aaa have superior quality assets and management.

          Aa - Money Market Funds rated Aa have strong quality assets and management.

                                      -65-
170559.5

                REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

Shareholders and Board of Directors
The Treasurer's Fund, Inc.

      We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of The Treasurer's Fund, Inc. (comprising the Domestic Prime Money Market, Tax Exempt Money Market, and U.S. Treasury Money Market Portfolios) as of October 31, 1996, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting The Treasure's Fund, Inc. at October 31, 1996, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


                                                  /s/Ernst & Young LLP

New York, New York
December 11, 1996

                              THE TREASURER'S FUND
                      DOMESTIC PRIME MONEY MARKET PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                                OCTOBER 31, 1996

                                                                     YIELD TO
                                                                     MATURITY
                                                      CREDIT        AT TIME OF      MATURITY         PRINCIPAL            VALUE
                                                     RATINGS*        PURCHASE         DATE            AMOUNT             (NOTE 1A)
                                                     --------       ----------        ------          -------            --------
COMMERCIAL PAPER - 51.5%
First Credit Corp., 5.28%.......................        A1/P1           5.392%       11/07/96       $10,500,000        $ 10,490,760
International Lease Finance Corp., 5.37% (a)....      A1/P1/D1+         5.505        11/07/96        10,000,000           9,991,050
Avnet, Inc., 5.41%..............................        A1/P1           5.551        11/18/96        10,000,000           9,974,453
MCI Communications Corp., 5.25%.................        A1/P1           5.363        11/18/96        10,500,000          10,473,969
National Fleet Funding Corp., 5.25%.............        A1/P1           5.363        11/19/96        10,500,000          10,472,437
B.I. Funding, Inc., 5.26% (a)...................      A1/NR/D1+         5.371        11/20/96        10,000,000           9,972,239
American Trading & Production Corp., 5.43%......        A1/P1           5.582        11/21/96         9,000,000           8,972,850
Alamo Funding L.P., 5.28%.......................        A1/P1           5.393        11/25/96        10,000,000           9,964,800
Transamerica Financial Corp., 5.24% (a).........      A1/P1/D1          5.351        11/25/96        10,000,000           9,965,067
First Chicago Capital Markets, Inc., 5.27%......        A1/P1           5.392        12/04/96        10,500,000          10,449,276
First Brands Commercial, Inc., 5.27.............        A1/P1           5.405        12/10/96        11,000,000          10,937,199
Island Finance Puerto Rico, Inc., 5.35% (a)(b)..   A1+/P1/F1+/D1+       5.514        01/09/97        10,300,000          10,194,382
                                                                                                                        -----------
TOTAL COMMERCIAL PAPER  .......................................................................................         121,858,482
                                                                                                                        -----------

ADJUSTABLE RATE SECURITIES - 2.7%
Health Insurance Plan of Greater New York ACES,
  Series 1990B-1, (07/01/16)**..................       A1+/NR           5.541        05/01/96         6,300,000           6,300,000
                                                                                                                        -----------
TOTAL ADJUSTABLE RATE SECURITIES ..............................................................................           6,300,000
                                                                                                                        -----------

U.S TREASURY ISSUES - 12.0%
U.S. Treasury Bills.................................................    4.877        02/06/97         6,000,000           5,925,957
U.S. Treasury Bills.................................................    4.974        02/06/97         6,000,000           5,924,502
U.S. Treasury Bills.................................................    5.027        02/06/97         6,000,000           5,923,693
U.S. Treasury Bills.................................................    5.185        03/06/97         6,000,000           5,898,958
U.S. Treasury Bills.................................................    5.667        07/24/97         5,000,000           4,805,483
                                                                                                                        -----------
TOTAL U.S. TREASURY ISSUES ....................................................................................          28,478,593
                                                                                                                         -----------

LOAN PARTICIPATIONS - 4.4%
Pacific Financial Asset Management, 5.44% (2)...        NR/NR           5.531        11/06/96        10,500,000          10,500,000
                                                                                                                        -----------
TOTAL LOAN PARTICIPATIONS .....................................................................................          10,500,000
                                                                                                                        -----------

                                             See accompanying notes to financial statements

                                                                    2

                              THE TREASURER'S FUND
                      DOMESTIC PRIME MONEY MARKET PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                OCTOBER 31, 1996

                                                                        YIELD TO
                                                                        MATURITY
                                                                       AT TIME OF       MATURITY        PRINCIPAL        VALUE
                                                                        PURCHASE           DATE          AMOUNT        (NOTE 1A)
                                                                       ----------         ------         -------        --------
REPURCHASE AGREEMENTS - 29.5%
Bear Stearns & Co., Inc. dated 10/31/96..............................      5.570%        11/01/96      $24,973,970     $24,973,970
  (Proceeds at maturity, $24,977,834) collateralized by:
  $6,240,000 U.S. Treasury STRIPS 02/15/10 vs. $2,589,600
  $43,000,000 U.S. Treasury STRIPS 02/15/15 vs. $12,416,250
  $1,075,000 FHLMC Pool #C80427, 7.500%  09/01/26 vs. $1,084,857
  $4,025,000 FHLMC Pool #G00399, 8.500%  09/01/25 vs. $3,187,232
  $5,000,000 FHLMC REMIC, 4.0625%, 03/15/03 vs. $320,684
  $1,500,000 FNMA REMIC Trust, 7.600%, 06/25/08 vs. $1,327,165
  $79,080,165 FHLMC, 3.412%  12/15/22 vs. $2,369,838
  $35,907,051 FHLMC, 4.012%  04/15/22 vs. $1,620,678
  $750,000 FNMA REMIC Trust, 11.681%, 02/25/22 vs. $556,693
  $1,200 U.S. Treasury STRIPS 05/15/10 vs. $489

Nomura Securities International, Inc., dated 10/31/96................      5.520         11/01/96      45,000,000       45,000,000
  (Proceeds at maturity, $45,006,900) collateralized by:
  $36,685,000 FHLB Bonds, 6.070%, 07/02/97 vs. $36,685,000
  $9,235,000 FNMA Notes, 5.250%, 03/25/98 vs. $9,223,456
                                                                                                                      ------------
TOTAL REPURCHASE AGREEMENTS .....................................................................................       69,973,970
                                                                                                                      ------------
TOTAL INVESTMENTS--100.1% (COST  $237,111,045)+ ..................................................................    $237,111,045
                                                                                                                      ============
*,**,+,(a),(2) See Footnotes to Portfolios


                                             See accompanying notes to financial statements

                                                                    3

                              THE TREASURER'S FUND
                        TAX EXEMPT MONEY MARKET PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                                OCTOBER 31, 1996

                                                                  CREDIT        CURRENT     MATURITY      PRINCIPAL      VALUE
                                                                 RATINGS*       COUPON        DATE         AMOUNT      (NOTE 1A)
                                                                 --------     ----------     ------        -------      --------
SHORT-TERM MUNICIPAL SECURITIES - 98.7%
ALABAMA - 2.2%
Huntsville IDR TENR #66, Series 1982 (Avco Corporation
  Project) (LOC Bankers Trust) (11/01/99)**..................      Aa2/NR         4.000%    11/07/96    $2,000,000     $ 2,000,000
Phenix County, IDB Environmental Improvement Revenue
   (Mead Coated Board Project) (LOC Toronto Dominion Bank)
   (06/01/28)**...............................................     NR/A1+         3.700     11/01/96     1,500,000       1,500,000
                                                                                                                       -----------
TOTAL ALABAMA                                                                                                            3,500,000
                                                                                                                       -----------

ARIZONA - 2.5%
Arizona HFAR, Series 1985 (Pooled Loan Program) (FGIC)
   (10/01/15)**...............................................    VMIG1/A1        3.550     11/07/96       500,000         500,000
Chandler IDA (SMP II Limited Partnership Project) (LOC
   Credit Lyonnais & Republic National Bank, NY) (12/01/15)**.    VMIG1/NR        3.600     11/07/96     1,500,000       1,500,000
Pima County IDA, Series 1982 A, (Tucson Electric Power Co.
   Project) (LOC Bank of America) (07/01/22)**................    VMIG1/A1        3.550     11/07/96     2,000,000       2,000,000
                                                                                                                       -----------
TOTAL ARIZONA                                                                                                            4,000,000
                                                                                                                       -----------

CONNECTICUT - 1.9%
Connecticut Special Assessment Unemployment Compensation
   Advance Fund Revenue Bond, Series C 1993 (SPA FGIC)
   (FGIC) (11/15/01)***(b)....................................  VMIG1/A1+/F1+     3.900     07/01/97     3,000,000       3,000,000
                                                                                                                       -----------

FLORIDA - 4.0%
Dade County Water & Sewer System Revenue,
   Series 1994 (FGIC) (SPA Commerzbank Aktiengesel)
   (10/05/22)**...............................................    VMIG1/A1        3.500     11/07/96     2,500,000       2,500,000
Indian Trace Community Development District (Basin I Water
   Management Project) (LOC Tokai Bank, Ltd.) (05/01/10)**....    VMIG1/A2        3.500     11/07/96     3,900,000       3,900,000
                                                                                                                       -----------
TOTAL FLORIDA                                                                                                            6,400,000
                                                                                                                       -----------

GEORGIA - 12.0%
Burke County Development Authority, 5th Series (Georgia Power
   Co. Vogtle Project) (07/01/24)**...........................    VMIG1/A1+       3.650     11/01/96     3,100,000       3,100,000
Burke County Development Authority, 5th Series (Georgia Power
   Co. Vogtle Project) (07/01/24)****.........................    VMIG1/A1+       3.250     11/05/96     1,150,000       1,150,000
Burke County Development Authority, 5th Series (Georgia Power
    Co. Vogtle Project) (07/01/24)****........................     P1/A1+         3.600     01/09/97     5,000,000       5,000,000
Burke County Development Authority PCR (Oglethorpe
   Power Corp. Project) (FGIC) (SPA Canadian Imperial
   Bank) (01/01/16)**.........................................    VMIG1/A1+       3.500     11/07/96     1,700,000       1,700,000
Cobb County GO TANS, Series 1996..............................    MIG1/SP1+       4.000     12/31/96     5,000,000       5,003,992
DeKalb County Private Hospital Authority (LOC Trust Company
   Bank) (03/01/24)**.........................................    VMIG1/A1+       3.500     11/07/96     1,700,000       1,700,000
Hapeville Development Authority IDR (Hapeville Hotel
   L.P. Project) (LOC Union Bank of Switzerland) (11/01/15)**.      P1/NR         3.550     11/01/96     1,300,000       1,300,000
                                                                                                                       -----------
TOTAL GEORGIA                                                                                                           18,953,992
                                                                                                                       -----------
                                             See accompanying notes to financial statements

                                                                    4

                              THE TREASURER'S FUND
                        TAX EXEMPT MONEY MARKET PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (continued)
                                OCTOBER 31, 1996

                                                                  CREDIT        CURRENT     MATURITY      PRINCIPAL      VALUE
                                                                 RATINGS*       COUPON        DATE         AMOUNT      (NOTE 1A)
                                                                 --------     ----------     ------        -------      --------
SHORT-TERM MUNICIPAL SECURITIES (CONTINUED)
ILLINOIS - 6.6%
Illinois HFAR, Series E (Hospital Sisters Service)
   (MBIA) (SPA Morgan Guaranty Trust) (12/01/15)**............    VMIG1/AAA       3.500%    11/07/96    $2,600,000     $ 2,600,000
Illinois State Toll Highway Authority, Series B (MBIA)
   (LOC Societe Generale) (01/01/10)**(b).....................  VMIG1/A1+/F1+     3.500     11/07/96     7,900,000       7,900,000
                                                                                                                       -----------
TOTAL ILLINOIS                                                                                                          10,500,000
                                                                                                                       -----------

KANSAS - 5.0%
Burlington PCR (Kansas City Power & Light Co. Project)
   (LOC Toronto Dominion Bank) (10/01/17)****.................     P1/A1+         3.600     11/13/96     2,600,000       2,600,000
Burlington PCR (Kansas City Power & Light Co. Project)
   (LOC Toronto Dominion Bank) (10/01/17)****.................     P1/A1+         3.500     12/04/96     2,000,000       2,000,000
Burlington PCR (Kansas City Power & Light Co. Project)
   (LOC Toronto Dominion Bank) (10/01/17)****.................     P1/A1+         3.650     01/23/97     3,250,000       3,250,000
                                                                                                                       -----------
TOTAL KANSAS                                                                                                             7,850,000
                                                                                                                       -----------

KENTUCKY - 1.8%
Ohio County PCR, (Big Rivers Electric Corporation Project)
   (LOC Chemical Bank) (10/01/15)**...........................      NR/NR         4.150     11/07/96     2,900,000       2,900,000
                                                                                                                       -----------

LOUISIANA - 3.5%
East Baton Rouge Parish PCR Refunding Bonds, Series 1989
   (LOC Union Bank of Switzerland) (11/01/19)**...............     P1/A1+         3.550     11/01/96     1,100,000       1,100,000
Louisiana State GO Bonds, Series A (LOC Credit
   Local de France) (07/01/03)****............................    VMIG1/A1+       3.400     12/02/96     4,500,000       4,500,000
                                                                                                                       -----------
TOTAL LOUISIANA                                                                                                          5,600,000
                                                                                                                       -----------

MASSACHUSETTS - 0.6%
State of Massachusetts Updates GO Revenue Bonds, Series E
   (LOC ABN-AMRO Bank, NY) (12/01/97)**.......................    VMIG1/A1+       3.600     11/01/96     1,000,000       1,000,000
                                                                                                                       -----------

MICHIGAN - 2.2%
State of Michigan Building Authority (University of Michigan
   Adult General Hospital) (12/01/04)***......................     Aaa/AAA        7.875     12/01/96     2,000,000       2,046,728
Wayne Charter County Airport Revenue (Detroit Metropolitan
   County Project-B) (10/01/16)***............................     NR/A1+         3.650     12/01/96     1,500,000       1,500,000
                                                                                                                       -----------
TOTAL MICHIGAN                                                                                                           3,546,728
                                                                                                                       -----------

MINNESOTA - 1.1%
Rochester Health Care, Series F (Mayo Foundation/
   Mayo Medical Center Project) (SPA Credit Suisse)
   (11/15/17)****.............................................     NR/A1+         3.650     01/16/97     1,800,000       1,800,000
                                                                                                                       -----------

NEBRASKA - 1.9%
Lancaster County Hospital Authority Revenue (Bryan Memorial
   Hospital Project) (MBIA) (SPA Commerzbank Aktiengesel)
   (06/01/12)**...............................................    VMIG1/A1+       3.500     11/07/96     3,000,000       3,000,000
                                                                                                                       -----------
                                             See accompanying notes to financial statements

                                                                   5

                              THE TREASURER'S FUND
                        TAX EXEMPT MONEY MARKET PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (continued)
                                OCTOBER 31, 1996

                                                                  CREDIT        CURRENT     MATURITY      PRINCIPAL      VALUE
                                                                 RATINGS*       COUPON        DATE         AMOUNT      (NOTE 1A)
                                                                 --------     ----------     ------        -------      --------
SHORT-TERM MUNICIPAL SECURITIES (CONTINUED)
NEW YORK - 11.5%
Babylon IDA Resource Recovery (Ogden Corporation)
   (OFS Equity Babylon Project) (LOC Union Bank of
   Switzerland) (12/01/24)**..................................     NR/A1+         3.650%    11/01/96    $6,400,000     $ 6,400,000
New York City GO Bonds Fiscal 1994, Series A - A8 (LOC Union
   Bank of Switzerland) (08/01/17)**..........................    VMIG1/A1+       3.550     11/01/96     1,300,000       1,300,000
New York City GO Bonds Fiscal 1994, Series B, Subseries B4
   (MBIA) (LIQ National Westminster Bank PLC) (08/15/23)**....    VMIG1/A1+       3.550     11/01/96     1,000,000       1,000,000
New York City Municipal Water Finance Authority & Sewer
   System Revenue, 1992 Series C (FGIC) (06/15/22)**..........    VMIG1/A1+       3.550     11/01/96     3,400,000       3,400,000
New York City Municipal Water Finance Authority & Sewer
   System Revenue, 1994 Series C (FGIC) (06/15/23)**..........    VMIG1/A1+       3.550     11/01/96     1,100,000       1,100,000
State of New York Dormitory Authority (Beverwyck, Inc. Project)
   (LOC Banque Paribas) (07/01/25)**..........................    VMIG1/A2        3.600     11/07/96     1,000,000       1,000,000
State of New York Energy Resh. & Development Authority
   PCR (New York State Electric & Gas Co. Project) (LOC
   Morgan Guaranty Trust) (06/01/29)**........................    VMIG1/A1+       3.500     11/01/96     2,700,000       2,700,000
State of New York Job Development Authority, Series B-1 - B-21
   (GTD State of New York) (03/01/05)**.......................    VMIG1/NR        3.800     11/01/96     1,280,000       1,280,000
                                                                                                                       -----------
TOTAL NEW YORK                                                                                                          18,180,000
                                                                                                                       -----------

NORTH CAROLINA  - 3.6%
Charlotte Airport Refunding Revenue Bonds, Series 1993 A
   (MBIA) (SPA Commerzbank Aktiengesel) (07/01/16)**..........    VMIG1/A1+       3.500     11/07/96     3,850,000       3,850,000
Lenoir County PCR TENR #60, Series 1983 (Texasgulf, Inc.
   Project) (LOC Bankers Trust Co.) (12/01/03)**..............     Aa2/NR         3.625     11/07/96     1,000,000       1,000,000
Wake County Industrial Facilities & PCR Financing Authority
   (Carolina Power & Light Co. Project)
   (LOC Sumitomo Bank, Ltd.) (02/01/17)**.....................      P1/NR         3.700     11/01/96       900,000         900,000
                                                                                                                       -----------
TOTAL NORTH CAROLINA                                                                                                     5,750,000
                                                                                                                       -----------

OHIO - 0.6%
Ohio State Student Loan Funding Corp., Cincinnati, OH,
   Series A-2 (LOC National Westminster Bank PLC) (01/01/07)**    VMIG1/NR        3.650     11/07/96       900,000         900,000
                                                                                                                       -----------

PENNSYLVANIA - 10.2%
Berks County IDR (Sixth & Penn Street Project)
   (LOC Meridian Bank) (11/23/03)**...........................    VMIG1/NR        3.600     11/07/96     1,240,000       1,240,000
Delaware Valley Regional Financing (LOC Midland Bank PLC)
    (08/01/16)**..............................................    VMIG1/A1        3.650     11/07/96     2,700,000       2,700,000
Montgomery County IDA PCR, Series 1994-A (PECO Energy
   Project) (LOC Deutsche Bank) (06/01/29)****................     P1/A1+         3.600     11/04/96     3,760,000       3,760,000
Montgomery County IDA PCR, Series 1994-A (PECO Energy
   Project) (LOC Deutsche Bank) (06/01/29)****................     P1/A1+         3.200     11/13/96     3,500,000       3,500,000
Montgomery County IDA PCR, Series 1994-A (PECO Energy
   Project) (LOC Deutsche Bank) (06/01/29)****................     P1/A1+         3.200     11/14/96     3,500,000       3,500,000
State of Pennsylvania Energy Development Authority Revenue
   Bonds, Series 1986 (Ebensburg Project) (LOC Swiss Bank
   Corp.) (12/01/11)**........................................     Aa1/NR         3.600     11/07/96     1,400,000       1,400,000
                                                                                                                       -----------
TOTAL PENNSYLVANIA                                                                                                      16,100,000
                                                                                                                       -----------
                                             See accompanying notes to financial statements

                                                                    6

                              THE TREASURER'S FUND
                        TAX EXEMPT MONEY MARKET PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (continued)
                                OCTOBER 31, 1996

                                                                  CREDIT        CURRENT     MATURITY      PRINCIPAL      VALUE
                                                                 RATINGS*       COUPON        DATE         AMOUNT      (NOTE 1A)
                                                                 --------     ----------     ------        -------      --------
SHORT-TERM MUNICIPAL SECURITIES (CONTINUED)
TENNESSEE - 4.2%
Clarksville Public Authority Pooled Financing,
   Series 1990 (MBIA) (SBPA Credit Suisse) (07/01/13)**.......    VMIG1/A1+       3.500%    11/07/96    $  700,000     $   700,000
Metropolitan Nashville Airport Authority, Series A
   (American Airlines Project) (LOC Credit Suisse)
   (10/01/12)**...............................................      NR/A1         3.650     11/01/96     2,200,000       2,200,000
State of Tennessee BANS, Series A (07/02/01)**................     NR/A1+         3.450     11/07/96     3,800,000       3,800,000
                                                                                                                       -----------
TOTAL TENNESSEE                                                                                                          6,700,000
                                                                                                                       -----------

TEXAS - 10.9%
Brazos River Harbor Navigation District, Series
   1990 (Dow Chemical Co. Project) (01/01/16)****.............      P1/A1         3.650     02/11/97     1,000,000       1,000,000
Harris County Health Facilities Development Corp.
   (Memorial Hospital System) (LOC Societe Generale)
   (06/01/24)****.............................................    VMIG1/NR        3.650     01/14/97     2,400,000       2,400,000
Harris County HFC MFHR (Idlewood Park Project)
   (GTD New England Mutual Life Insurance Co.)
   (06/01/05)**...............................................      NR/A1         3.600     11/07/96     2,750,000       2,750,000
Panhandle Plains Higher Education Authority, Inc.,
   Student Loan Revenue, Series A (LOC SLMA)
   (06/01/21)**...............................................    VMIG1/NR        3.600     11/07/96     2,000,000       2,000,000
Panhandle Plains Higher Education Authority, Inc.,
   Student Loan Revenue, Series A (LOC SLMA)
   (06/01/25)**...............................................    VMIG1/NR        3.600     11/07/96     4,300,000       4,300,000
San Antonio HFC, Multifamily Housing REV.,
   Series 1990 (Eagles' Nest Apartments Project)
   (LOC Landesbank Hessen) (05/01/20)**.......................     NR/A1+         3.600     11/07/96     4,800,000       4,800,000
                                                                                                                       -----------
TOTAL TEXAS                                                                                                             17,250,000
                                                                                                                       -----------

UTAH - 1.3%
Tooele County Hazardous Waste Treatment Revenue
   (Westinghouse Electric Corp. Project A) (LOC Union Bank of
   Switzerland) (06/01/20)****................................     NR/A1+         3.550     12/05/96     2,000,000       2,000,000
                                                                                                                       -----------

VIRGINIA - 1.8%
Alexandria IDA Resource Recovery Revenue, Series 1986 A
   (Ogden Corp. Project) (LOC Swiss Bank) (12/01/16)**........    VMIG1/A1+       3.650     11/01/96     1,300,000       1,300,000
Peninsula Ports Authority Coal Terminal Revenue (Dominion
   Terminal Project - C) (LOC National Westminster Bank)
   (07/01/16)**...............................................      P1/NR         3.600     11/01/96     1,500,000       1,500,000
                                                                                                                       -----------
TOTAL VIRGINIA                                                                                                           2,800,000
                                                                                                                       -----------
                                             See accompanying notes to financial statements

                                                                    7

                              THE TREASURER'S FUND
                        TAX EXEMPT MONEY MARKET PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (continued)
                                OCTOBER 31, 1996

                                                                  CREDIT        CURRENT     MATURITY      PRINCIPAL      VALUE
                                                                 RATINGS*       COUPON        DATE         AMOUNT      (NOTE 1A)
                                                                 --------     ----------     ------        -------      --------
SHORT-TERM MUNICIPAL SECURITIES (CONTINUED)
WYOMING - 9.3%
Lincoln County PCR (Pacificorp Project) (LOC Union Bank of
   Switzerland) (01/01/16)****................................    VMIG1/A1+       3.300%    11/21/96    $3,800,000     $ 3,800,000
Lincoln County PCR (Pacificorp Project) (LOC Union Bank of
   Switzerland) (01/01/16)****................................    VMIG1/A1+       3.500     01/22/97     1,500,000       1,500,000
Lincoln County PCR, Series B (Exxon Corp. Project)
   (07/01/17)**...............................................     P1/A1+         3.650     11/01/96     1,100,000       1,100,000
Lincoln County PCR, Series A (Exxon Corp. Project)
   (07/01/17)**...............................................     P1/A1+         3.650     11/01/96     1,200,000       1,200,000
Platte County PCR Refunding Bonds (Tri-State Generator &
   Transmission Project) (LOC Societe Generale) (07/01/14)**..      P1/NR         3.600     11/01/96     2,000,000       2,000,000
Platte County PCR Refunding Bonds, Series 1984A
   (07/01/14)****.............................................      P1/NR         3.250     11/04/96     2,500,000       2,500,000
Platte County PCR Refunding Bonds, Series 1984B
   (07/01/14)****.............................................      P1/NR         3.600     11/06/96     1,800,000       1,800,000
Platte County PCR Refunding Bonds, Series 1984B
   (Tri-State Generator & Transmission Project)
   (LOC Societe Generale) (07/01/14)**........................      P1/NR         3.600     11/01/96       800,000         800,000
                                                                                                                      ------------
TOTAL WYOMING                                                                                                           14,700,000
                                                                                                                      ------------
TOTAL INVESTMENTS--98.7% (COST $156,430,720)+ .................................................................       $156,430,720
                                                                                                                      ============
*,**,***,****,+,(b) See Footnotes to Portfolios

                                             See accompanying notes to financial statements

                                                                    8

                              THE TREASURER'S FUND
                      U.S. TREASURY MONEY MARKET PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                               OCTOBER 31, 1996

                                                                        YIELD TO
                                                                        MATURITY
                                                                       AT TIME OF     MATURITY       PRINCIPAL           VALUE
                                                                        PURCHASE        DATE          AMOUNT           (NOTE 1A)
                                                                      -----------     --------      ----------        -----------
U.S. GOVERNMENT ISSUES - 52.3%
U S. Treasury Bills...................................................   5.133%        01/02/97     $ 4,000,000       $ 3,965,693
U.S. Treasury Bills...................................................   5.128         01/09/97      10,000,000         9,904,550
U.S. Treasury Bills++.................................................   5.122         01/09/97      10,000,000         9,904,646
U.S. Treasury Bills++.................................................   5.128         01/16/97      15,000,000        14,842,300
U.S. Treasury Bills...................................................   5.164         01/30/97       5,000,000         4,937,312
U.S. Treasury Bills++.................................................   5.196         03/06/97       4,000,000         3,932,500
                                                                                                                       ----------
TOTAL U.S. GOVERNMENT ISSUES ..................................................................................        47,487,001
                                                                                                                       ----------

REPURCHASE AGREEMENTS - 48.0%
Bear Stearns & Co., Inc. dated 10/31/96...............................   5.570         11/01/96      17,525,353        17,525,353
  (Proceeds at maturity $17,528,064) collateralized by:
  $47,090,000 U.S. Treasury STRIPS, 11/15/14 vs. $13,832,688
  $15,082,100 U.S. Treasury STRIPS, 11/15/15 vs. $4,124,049

Nomura Securities International Inc. dated 10/31/96...................   5.520         11/01/96      18,000,000        18,000,000
  (Proceeds at maturity $18,002,760) collateralized by:
  $17,980,000 U.S. Treasury Notes 6.120%, 12/31/96 vs. $18,362,075

UBS Securities, Inc. dated 10/31/96...................................   5.500         11/01/96       8,000,000         8,000,000
  (Proceeds at maturity $8,001,222) collateralized by:
  $5,041,000 U.S. Treasury Notes 13.250%, 05/15/14 vs. $8,160,119

                                                                                                                      -----------
TOTAL REPURCHASE AGREEMENTS ....................................................................................       43,525,353
                                                                                                                      -----------
TOTAL INVESTMENTS--100.3% (COST $91,012,354)+...................................................................      $91,012,354
                                                                                                                      ===========

 +   See Footnotes to Portfolios
++   Securities partially on loan to Bear Stearns & Co., Inc.; collateralized by
     U.S.  Government  securities at a market value of $21,680,783 as of October
     31, 1996.

                                             See accompanying notes to financial statements

                                                                   9

                              THE TREASURER'S FUND
                             FOOTNOTES TO PORTFOLIOS


*CREDIT RATINGS GIVEN BY STANDARD AND POOR'S CORPORATION & MOODY'S INVESTORS SERVICE INC. (UNAUDITED)


STANDARD & POOR'S       MOODY'S
-----------------     -----------
     A1                   P1           Instrument of the highest quality.
     AAA                  Aaa          Instrument judged to be of the best quality and carrying the smallest amount of investment risk.
     AA                   Aa           Instrument judged to be of high quality by all standards.
     SP1              MIG1/VMIG1       Instrument judged to be of the best quality with strong protection.
     SP2              MIG2/VMIG2       Instrument judged to be of high quality with ample protection.
     NR                   NR           Not Rated. In the opinion of the Investment Advisor, instrument judged to be of comparable investment quality to rated securities which may be purchased by the Portfolios.

(A) Rated D1 by Duff & Phelps, Inc. (highest quality). (unaudited)
(B) Rated F1 by Fitch Investors Service, Inc. (highest quality). (unaudited)

      Items which possess the strongest investment attributes of their category are given that letter rating followed by a number. Duff & Phelps, Inc., Fitch Investors Service, Inc. and Standard & Poor's ratings may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      U.S. Government Issues have an assumed rating of AAA/Aaa.

ABBREVIATIONS USED IN THESE STATEMENTS:


      ACES.........................Adjustable Convertible Extendable Securities
      BANS ........................Bond Anticipation Notes
      FGIC ........................Insured as to principal and interest by the Financial Guaranty Insurance Corp.
      FHLB.........................Federal Home Loan Bank
      FHLMC........................Federal Home Loan Mortgage Corp.
      FNMA.........................Federal National Mortgage Association
      GO...........................General Obligation
      GTD .........................Guaranteed(1)
      HFAR ........................Health Facilities Authority Revenue
      HFC .........................Housing Finance Corporation
      IDA .........................Industrial Development Authority
      IDB..........................Industrial Development Board
      IDR .........................Industrial Development Revenue
      LIQ..........................Liquidity Facility Agreement
      LOC..........................Letter of Credit(1)
      MBIA ........................Insured as to principal and interest by the Municipal Bond Insurance Association
      MFHR ........................Multi-Family Housing Revenue
      PCR .........................Pollution Control Revenue
      REMIC........................Real Estate Mortgage Investment Conduit
      REV .........................Revenue
      SBPA ........................Stand-by Purchase Agreement(1)
      SLMA.........................Student Loan Marketing Association
      STRIPS ......................Prestripped zero coupon bond that is a direct obligation of the U.S. Treasury
      SPA .........................Securities Purchase Agreement(1)
      TANS.........................Tax Anticipation Notes
      TENR ........................Tax Exempt Note Rate

                                             See accompanying notes to financial statements

                                                                   10

                              THE TREASURER'S FUND
                       FOOTNOTES TO PORTFOLIOS (CONTINUED)

 (1) Institutions shown in parenthesis have entered into credit support agreements with the issuer.
 (2) Institutions shown in parenthesis are the issuers of the participation interests of those specific holdings.
  ** Variable/Floating Rate Demand Note. "Maturity Date" shown is next exercise date of demand feature and "Yield to Maturity at Time of Purchase"/ "Current Coupon" is the rate in effect on October 31, 1996. Date in parenthesis is the final maturity date of the issue.
 *** Adjustable Rate Security. "Maturity Date" shown is next coupon reset date and and "Yield to Maturity at Time of Purchase" / "Current Coupon" is the rate in effect on October 31, 1996. Date in parenthesis is the final maturity date of the issue.
**** Tax-Free Commercial Paper. Date in parenthesis is the final maturity of an issue which has been remarketed in short-term interest periods ending on date shown in maturity date column.
  +  Cost basis for book and tax purposes is substantially the same.
     INVESTMENT PERCENTAGES SHOWN ARE CALCULATED AS A PERCENTAGE OF NET ASSETS.

                 See accompanying notes to financial statements

                              THE TREASURER'S FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 1996

                                                                                   DOMESTIC PRIME       TAX EXEMPT    U.S. TREASURY
                                                                                    MONEY MARKET       MONEY MARKET    MONEY MARKET
                                                                                      PORTFOLIO         PORTFOLIO        PORTFOLIO
                                                                                    -------------     ------------      ------------
ASSETS:
   Investments, in securities, at value (identified cost--$237,111,045*,
      $156,430,720, and $91,012,354*, respectively) ..............................   $ 237,111,045    $ 156,430,720    $  91,012,354
   Cash ..........................................................................         136,132        1,543,600           58,156
   Interest receivable ...........................................................          43,165          766,634            6,694
   Receivable for fund shares sold ...............................................           8,450             --               --
   Other assets ..................................................................           7,261            6,238           16,500
                                                                                     -------------    -------------    -------------
         Total assets ............................................................     237,306,053      158,747,192       91,093,704
                                                                                     -------------    -------------    -------------

LIABILITIES:
   Dividend payable ..............................................................         344,813          132,203           89,678
   Payable for fund shares redeemed ..............................................             109            1,614          171,633
   Advisory fee payable (note 2) .................................................          59,566           40,523           23,303
   Administrative services fee payable (note 2) ..................................          19,855           13,508            7,768
   Fund accounting and shareholder servicing fees payable (note 2) ...............           8,676            6,148            4,224
   Accrued expenses payable and other liabilities ................................          61,394           46,262           35,636
                                                                                     -------------    -------------    -------------
         Total liabilities .......................................................         494,413          240,258          332,242
                                                                                     -------------    -------------    -------------
   NET ASSETS ....................................................................   $ 236,811,640    $ 158,506,934    $  90,761,462
                                                                                     =============    =============    =============
NET ASSETS CONSIST OF:
   Shares of beneficial interest outstanding (par value of $0.001 per share);
      2,000,000,000 shares authorized per Portfolio (note 3) .....................   $     236,700    $     158,558    $      90,761
   Additional paid-in capital ....................................................     236,463,101      158,399,648       90,670,701
   Undistributed net investment income ...........................................            --              3,430             --
   Distributions in excess of net investment income ..............................         (11,680)            --               --
   Accumulated net realized gain (loss) on investments ...........................         123,519          (54,702)            --
                                                                                     -------------    -------------    -------------
   NET ASSETS APPLICABLE TO OUTSTANDING SHARES ...................................   $ 236,811,640    $ 158,506,934    $  90,761,462
                                                                                     =============    =============    =============
   SHARES OF BENEFICIAL INTEREST OUTSTANDING .....................................     236,699,801      158,558,206       90,761,462
                                                                                     =============    =============    =============
   NET ASSET VALUE PER SHARE OUTSTANDING .........................................   $        1.00    $        1.00    $        1.00
                                                                                     =============    =============    =============

   * Includes  Repurchase  Agreements of  $69,973,970  and  $43,525,353  for the
     Domestic  Prime Money  Market  Portfolio  and U.S.  Treasury  Money  Market
     Portfolio, respectively.

                 See accompanying notes to financial statements

                                       12

                              THE TREASURER'S FUND
                             STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED OCTOBER 31, 1996


                                                                           DOMESTIC PRIME        TAX EXEMPT          U.S. TREASURY
                                                                            MONEY MARKET        MONEY MARKET          MONEY MARKET
                                                                             PORTFOLIO            PORTFOLIO             PORTFOLIO
                                                                           ------------          ------------          ------------
INTEREST INCOME ..................................................         $ 11,965,370          $  5,340,685          $  4,662,127
                                                                           ------------          ------------          ------------

EXPENSES:
  Advisory (note 2) ..............................................              657,103               455,634               263,957
  Administrative services (note 2) ...............................              218,993               151,851                87,971
  Custody ........................................................               64,225                15,795                18,102
  Shareholder services (note 2) ..................................               37,005                19,598                12,641
  Fund accounting (note 2) .......................................               31,589                37,463                31,122
  Auditing .......................................................               25,000                25,020                25,000
  Interest (note 7) ..............................................               22,865                  --                    --
  Legal ..........................................................               19,714                14,049                 8,620
  Registration ...................................................               17,268                17,268                16,034
  Directors' fees and expenses ...................................               15,004                15,003                14,587
  Reports to shareholders ........................................               14,626                 8,964                 3,630
  Miscellaneous ..................................................               58,574                36,860                51,452
                                                                           ------------          ------------          ------------
                                                                              1,181,966               797,505               533,116
Less--Fund expenses waived by Administrator (note 2) .............              (20,122)               (7,713)               (5,202)
                                                                           ------------          ------------          ------------
Total expenses ...................................................            1,161,844               789,792               527,914
                                                                           ------------          ------------          ------------
NET INVESTMENT INCOME ............................................           10,803,526             4,550,893             4,134,213
NET REALIZED GAIN ON SECURITIES ..................................              390,740                11,161                30,689
                                                                           ------------          ------------          ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .............         $ 11,194,266          $  4,562,054          $  4,164,902
                                                                           ============          ============          ============

                                               See accompanying notes to financial statements

                                                                   13


                                                                    THE TREASURER'S FUND
                                                             STATEMENT OF CHANGES IN NET ASSETS


                                                DOMESTIC PRIME                 TAX EXEMPT                      U.S. TREASURY
                                           MONEY MARKET PORTFOLIO         MONEY MARKET PORTMONEY             MARKET PORTFOLIO
                                         ---------------------------   ----------------------------    ----------------------------
                                           YEAR ENDED    YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED    YEAR ENDED
                                           OCTOBER 31,    OCTOBER 31,     OCTOBER 31,     OCTOBER 31,     OCTOBER 31,  OCTOBER 31,
                                              1996           1995            1996            1995            1996          1995
                                         ------------   ------------    ------------   ------------     -----------    -----------
INCREASE (DECREASE) IN NET  ASSETS
Operations:
  Net investment income ............... .$ 10,803,526   $  8,150,142    $  4,550,893   $  4,516,976    $  4,134,213   $  5,231,872
  Net realized gain (loss) on securities
    (note 8) ...........................      390,740       (474,237)         11,161         (2,775)         30,689         30,797
                                         ------------   ------------    ------------   ------------     -----------    -----------
  Net increase in net assets resulting
   from operations .....................   11,194,266      7,675,905       4,562,054      4,514,201       4,164,902      5,262,669
                                         ------------   ------------    ------------   ------------     -----------    -----------
Distributions to shareholders:
  Net investment income (note 1C) ......  (10,803,526)    (8,150,142)     (4,550,893)    (4,516,976)     (4,134,213)    (5,231,872)
  In excess of net investment income ...         --          (11,680)           --             --              --             --
  Net realized gain on securities ......      (55,898)          --              --             --           (30,689)       (30,797)
                                         ------------   ------------    ------------   ------------     -----------    -----------
TOTAL DISTRIBUTIONS PAID TO SHAREHOLDERS  (10,859,424)    (8,161,822)     (4,550,893)    (4,516,976)     (4,164,902)    (5,262,669)
                                         ------------   ------------    ------------   ------------     -----------    -----------
  Net increase (decrease) in net assets
    from capital share transactions
    (note 3) ...........................   67,179,305     25,776,580      17,670,184      6,877,356      (4,072,838)   (43,370,462)
                                         ------------   ------------    ------------   ------------     -----------    -----------
CONTRIBUTIONS BY AFFILIATE (NOTE 8) ....         --          262,913            --             --              --             --
                                         ------------   ------------    ------------   ------------     -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS    67,514,147     25,553,576      17,681,345      6,874,581      (4,072,838)   (43,370,462)

NET ASSETS
  Beginning of period ..................  169,297,493    143,743,917     140,825,589    133,951,008      94,834,300    138,204,762
                                         ------------   ------------    ------------   ------------     -----------    -----------
  End of period* ..................... ..$236,811,640   $169,297,493    $158,506,934   $140,825,589     $90,761,462    $94,834,300
                                         ============   ============    ============   ============     ===========    ===========

* Distributions in excess of net investment income for the Domestic Prime Money Market Portfolio is (11,680) for October 31, 1996 and October 31, 1995 and accumulated net investment income for the Tax Exempt Money Market Portfolio is $3,430 for October 31, 1996 and October 31, 1995.

                 See accompanying notes to financial statements

                              THE TREASURER'S FUND
                          NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 1996


1. The Treasurer's Fund, Inc. (the "Fund") is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended, (the "Act"). The Fund currently consists of six separately managed portfolios: U.S. Treasury Money Market Portfolio, Domestic Prime Money Market Portfolio, Global Money Market Portfolio, Tax Exempt Money Market Portfolio, Limited Term Portfolio and Tax Exempt Limited Term Portfolio (collectively, the "Portfolios"). Of these, the U.S. Treasury Money Market Portfolio, the Domestic Prime Money Market Portfolio and the Tax Exempt Money Market Portfolio have commenced operations. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements:

          (A) The Domestic Prime Money Market Portfolio, the Tax Exempt Money Market Portfolio and the U.S. Treasury Money Market Portfolio value all portfolio securities by the amortized cost method which approximates market value in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended.

          (B) It is the Fund's policy to comply with the requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute all of its "investment company taxable income," as defined in the Code, and net capital gains, if any, to its shareholders. Therefore, no Federal income tax provision is required. The Fund intends to treat each Portfolio as a separate entity taxable as a corporation for Federal income tax purposes and to have each Portfolio qualify and elect to be taxed as a "regulated investment company" under Subchapter M of the Internal Revenue Code.

          (C) Net investment income, including short-term capital gains, is declared as dividends daily and paid monthly; however, if an investor's shares are redeemed during a month, accrued but unpaid dividends are paid with the redemption proceeds. Dividends are payable to shareholders of record at the time of declaration.

          (D) Investment transactions are recorded on trade date. Identified cost of investments sold is used for both financial statement and Federal income tax purposes. Interest income, including the amortization of discount or premium, is recorded as earned. When-issued securities are recorded on the date on which the priced transaction confirmation is issued.

          (E) Certain administrative expenses are common to, and allocated among, the Portfolios. Such allocations are made on the basis of each Portfolio's average net assets or other criteria directly affecting the expenses.

          (F) Use of Estimates. Estimates and assumptions are required to be made regarding assets, liabilities, and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ from these amounts.

2. The Fund retains Gabelli-O'Connor Fixed Income Mutual Funds Management Co. ("Gabelli-O'Connor") to act as Investment Advisor and Furman Selz LLC ("Furman Selz" ) to act as Administrator for the Fund. Gabelli-O'Connor supervises all aspects of the Fund's operations and provides investment advice and portfolio management services to the Fund. Subject to the supervision of the Fund's Board of Directors, the Advisor makes the Fund's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Fund's investments. The Advisor also provides supervisory personnel who are responsible for supervising the performance of administrative services, accounting and related services, net asset value and yield calculations, reports to and filings with regulatory authorities and services relating to such functions. However, the Administrator provides personnel to perform the operational components of such services.

     Pursuant to the Administrative Services Agreement with each of the Portfolios, Furman Selz provides all management and administrative services necessary for the Fund, other than those provided by the Advisor, subject to the supervision of the Fund's Board of Directors.

                              THE TREASURER'S FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 1996


    As compensation for their respective  services,  Gabelli-O'Connor and Furman
    Selz  are  entitled  to  monthly  fees  with  respect  to  each   Portfolio.
    Gabelli-O'Connor earns fees at the following annualized rates:

      ------------------------------------------------------------------------
         AVERAGE DAILY VALUE OF                                     GABELLI-
         NET ASSETS OF EACH PORTFOLIO                               O'CONNOR
      ------------------------------------------------------------------------
         U.S. Treasury Money Market Portfolio                        0.30%
         Domestic Prime Money Market Portfolio                       0.30%
         Money Market Plus Portfolio                                 0.30%
         Tax Exempt Money Market Portfolio                           0.30%
         Limited Term Portfolio                                      0.45%
         Tax Exempt Limited Term Portfolio                           0.45%
      ------------------------------------------------------------------------


    For the services rendered to the Fund by the Administrator, the Fund pays the Administrator a fee, computed daily and payable monthly, in accordance with the following schedule: (i) 0.10% of the first $500 million of aggregate average daily net assets of the Fund, (ii) 0.065% of the next $250 million of aggregate average daily net assets of the Fund, (iii) 0.055% of the next $250 million of aggregate average daily net assets of the Fund, and
    (iv) 0.050% of all aggregate average daily net assets of the Fund over $1 billion.

    The Administrator also provides the Fund with all accounting related services. For the fund accounting services provided, the Administrator is paid a fee of $2,500 plus out of pocket expenses per Portfolio per month.

    For the year ended October 31, 1996, Gabelli-O'Connor was entitled to fees of $657,103, $455,634 and $263,957 from the Domestic Prime Money Market Portfolio, the Tax Exempt Money Market Portfolio and the U.S. Treasury Money Market Portfolio, respectively. For fund accounting and administrative servicing fees during this period, Furman Selz received $31,589 and $218,993, respectively, from the Domestic Prime Money Market Portfolio, $37,463 and $151,851, respectively, from the Tax Exempt Money Market Portfolio and $31,122 and $87,971, respectively, from the U.S. Treasury Money Market Portfolio.

    Furman Selz acts as the Fund's transfer and dividend disbursing agent. The Fund compensates Furman Selz for providing personnel and facilities to perform transfer agency related services for the Fund at a rate intended not to exceed the cost of providing such services. During the year ended October 31, 1996, Furman Selz was entitled to and voluntarily waived fees of $20,122 for the Domestic Prime Money Market Portfolio, $7,713 for the Tax Exempt Money Market Portfolio and $5,202 for the U.S. Treasury Money Market Portfolio.

    The Fund has adopted a distribution and service plan (the "Plan" ) pursuant to Rule 12b-1 under the Investment Company Act of 1940 for each Portfolio of the Fund. There are no fees or expenses chargeable to the Fund under the Plan and the Fund's Board of Directors has adopted the Plan in case certain expenses of the Fund might be considered to constitute indirect payment by the Fund of distribution expenses. GOC Fund Distributors, Inc. (the "Distributor") serves as the exclusive Distributor of the shares of each Portfolio pursuant to its Distribution Agreement with the Fund.

    The Advisor has agreed to reimburse each Portfolio for its expenses (exclusive of interest, taxes, brokerage, and extraordinary expenses) which in any year exceed the lesser of (i) 1.50% of the Portfolio's average annual net assets or (ii) the limits on investment company expenses prescribed by any state in which the Portfolio's shares are qualified for sale. From time to time, the Advisor may voluntarily assume certain expenses of any Portfolio of the Fund as noted above. No such reimbursement was required during the year ended October 31, 1996, for any of the Portfolios.

3. At October 31, 1996, there were twenty billion shares of capital stock, having a par value of one tenth of one cent ($0.001) per share, authorized. Each Portfolio has been allocated two billion shares of the authorized capital stock. The balance of eight billion shares of capital stock may be issued in an existing or newly created class by resolution of the Board of Directors. Transactions in capital stock shares at $1.00 per share were as follows:

                                                                    THE TREASURER'S FUND
                                                         NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                                                      OCTOBER 31, 1996

                                                DOMESTIC PRIME                   TAX EXEMPT                 U.S. TREASURY
                                            MONEY MARKET PORTFOLIO         MONEY MARKET PORTFOLIO       MONEY MARKET PORTFOLIO
                                          --------------------------    ---------------------------    -------------------------
                                          YEAR ENDED      YEAR ENDED      YEAR ENDED     YEAR ENDED    YEAR ENDED     YEAR ENDED
                                          OCTOBER 31,    OCTOBER 31,      OCTOBER 31,    OCTOBER 31,   OCTOBER 31,    OCTOBER 31,
                                             1996           1995             1996           1995           1996          1995
                                         -----------     -----------     -----------    -----------    -----------    -----------
Sold .................................   834,654,747     615,364,259     457,529,068    459,789,646    480,104,084    603,115,075
Issued in reinvestment of dividends ..    10,497,986       7,815,023       4,428,441      4,303,751      3,922,581      4,838,090
                                         -----------     -----------     -----------    -----------    -----------    -----------
                                         845,152,733     623,179,282     461,957,509    464,093,397    484,026,665    607,953,165
Redeemed .............................  (777,973,428)   (597,402,702)   (444,287,325)  (457,216,041)  (488,099,503)  (651,323,627)
                                         -----------     -----------     -----------    -----------    -----------    -----------
Increase (decrease) in  shares .......    67,179,305      25,776,580      17,670,184      6,877,356     (4,072,838)   (43,370,462)
                                         ===========     ===========     ===========    ===========    ===========    ===========



4. Each Portfolio may engage in repurchase agreements, with respect to any security in which that Portfolio is authorized to invest, with member banks of the Federal Reserve System and with broker-dealers who are recognized as primary dealers in U.S. government securities by the Federal Reserve Bank of New York whose creditworthiness has been reviewed and found satisfactory by the Fund's Board of Directors. The Portfolios will always receive securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Portfolio in each agreement, and the Portfolio will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Portfolios maintain the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

5. In the pursuit of the Fund's minimum credit risk investment policy, each Portfolio maintains a diversified portfolio of money market instruments, each of which matures or resets to par in less than 397 days from date of purchase and is determined to represent minimal credit risk in accordance with the policies and procedures approved by the Fund's Directors. The ability of the issuer of the instruments to meet their obligations may be affected by economic developments in a specific industry, region or state.

6. The Fund may lend its securities to broker-dealers and other institutional investors. The Fund's policy is to receive collateral on each loan equal at all times to the market value of the securities loan plus accrued interest. The Fund may bear the risk of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities in the form of fees or through the reinvestment of collateral of any cash received as collateral. The Fund also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

7. The Portfolios are permitted to enter into reverse repurchase agreements for liquidity purposes or when it is able to purchase other securities which will produce more income than the cost of the agreement. The
     Portfolios may enter into reverse repurchase agreements only with those member banks of the Federal Reserve System and broker-dealers who are recognized as primary dealers in U.S. government securities by the Federal Reserve Bank of New York and whose creditworthiness has been reviewed and found satisfactory by the Fund's Board of Directors. When engaging in reverse repurchase transactions, the Portfolios will maintain, in a segregated account with its Custodian, securities equal in value to those subject to the agreement.

8. During the year ended October 31, 1995, the Domestic Prime Money Market Portfolio realized losses on the sale of certain securities. Pursuant to an undertaking, losses in the amount of $262,913 were reimbursed to the Fund by Gabelli-O'Connor.

9. At October 31, 1996, the Tax Exempt Money Market Portfolio had net capital loss carryforwards for Federal income tax purposes of $53,141 with $2,775, $1,391, $2,039, $7,802 and $39,134 expiring in 2003, 2002, 2001, 1998 and
     1997, respectrively.

10. SUBSEQUENT EVENTS. Furman Selz has consummated an agreement with BISYS Group, Inc. ("BISYS") whereby services currently provided to the Fund by Furman Selz will be provided to the Fund by BISYS and certain of its affiliates under new Administrative Services, Transfer Agency and Fund Accounting Agreements between the Fund and BISYS.

                              THE TREASURER'S FUND

FINANCIAL HIGHLIGHTS

      Contained below is per share operating performance data for a share of beneficial interest outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from information provided in the Portfolio's financial statements.


                                                                             DOMESTIC PRIME
                                                                         MONEY MARKET PORTFOLIO
                                               ----------------------------------------------------------------------------
                                                                                 YEAR ENDED
                                               ----------------------------------------------------------------------------
                                               OCTOBER 31,      OCTOBER 31,     OCTOBER 31,     OCTOBER 31,      OCTOBER 31,
                                                  1996             1995            1994            1993             1992
                                               ---------         ---------       ---------       ---------        ---------
PER SHARE DATA:
  Net asset value, beginning of year ........    $ 1.000          $ 1.000         $ 1.000         $ 1.000           $ 1.000
                                                --------         --------        --------        --------          --------
  Investment Operations:
  Investment income--net ....................      0.049            0.054           0.035           0.028             0.038
  Net realized gain (loss)
    on investments...........................         --           (0.002)             --              --                --
                                                --------         --------        --------        --------          --------
    Total from Investment Operations.........      0.049            0.052           0.035           0.028             0.038
                                                --------         --------        --------        --------          --------
  Dividends from investment
    income--net .............................     (0.049)          (0.054)         (0.035)         (0.028)           (0.038)
  Dividends from net realized
    gain on investments......................         --               --              --              --                --
                                                --------         --------        --------        --------          --------
    Total Distributions .....................     (0.049)          (0.054)         (0.035)         (0.028)           (0.038)
                                                --------         --------        --------        --------          --------
  Contributions from affiliate (note 8)......         --            0.002              --              --                --
                                                --------         --------        --------        --------          --------
  Net asset value, end of year...............    $ 1.000          $ 1.000         $ 1.000         $ 1.000           $ 1.000
                                                ========         ========        ========        ========          ========
Total Investment Return......................       5.12%            5.50%           3.56%           2.90%             3.82%
Ratios/Supplemental Data:
  Ratio of expenses
    to average net assets....................       0.53%*           0.52%*          0.54%           0.62%             0.54%
  Ratio of interest expense to
    average net assets.......................       0.01%            0.02%           0.13%             --                --
  Ratio of net investment income to
    average net assets ......................       4.93%            5.33%           3.49%           2.82%             3.82%
  Decrease reflected in above expense
    ratios due to undertakings by the
    Advisor/Administrator ...................       0.01%            0.01%           0.01%             --              0.01%
  Net Assets, end of
    year (in thousands)......................   $236,812         $169,297        $143,744        $145,021          $169,357

-----------------------
* Effective 1995, the ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits, the expense ratios would have been 0.52% and 0.50% for the fiscal years ended October 31, 1996 and October 31, 1995, respectively.
                 See accompanying notes to financial statements

                              THE TREASURER'S FUND

FINANCIAL HIGHLIGHTS

      Contained below is per share operating performance data for a share of beneficial interest outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from information provided in the Portfolio's financial statements.

                                                                                        TAX EXEMPT
                                                                                  MONEY MARKET PORTFOLIO
                                                -----------------------------------------------------------------------------------
                                                                                         YEAR ENDED
                                                -----------------------------------------------------------------------------------
                                                 OCTOBER 31,    OCTOBER 31,       OCTOBER 31,        OCTOBER 31,        OCTOBER 31,
                                                    1996           1995             1994                1993               1992
                                                 ----------     -----------       ----------         ----------         ----------
PER SHARE DATA:
  Net asset value, beginning of year.......        $ 1.000         $ 1.000          $ 1.000            $ 1.000            $ 1.000
                                                   -------         -------          -------            -------            -------
  Investment Operations:
  Investment income--net...................          0.030           0.034            0.022              0.021              0.031
  Net realized gain (loss)
    on investments.........................             --              --               --                 --                 --
                                                   -------         -------          -------            -------            -------
    Total from Investment Operations ......          0.030           0.034            0.022              0.021              0.031
                                                   -------         -------          -------            -------            -------
  Distributions:
  Dividends from investment
    income--net............................         (0.030)         (0.034)          (0.022)            (0.021)            (0.031)
                                                   -------         -------          -------            -------            -------
    Total Distributions....................         (0.030)         (0.034)          (0.022)            (0.021)            (0.031)
                                                   -------         -------          -------            -------            -------
  Net asset value, end of year ............        $ 1.000         $ 1.000          $ 1.000            $ 1.000            $ 1.000
                                                   =======         =======          =======            =======            =======
Total Investment Return ...................           3.04%           3.42%            2.21%              2.16%              3.19%
Ratios/Supplemental Data:
  Ratio of expenses to
    average net assets.....................           0.54%*          0.52%*           0.53%              0.57%              0.58%
  Ratio of net investment income to
    average net assets.....................           3.00%           3.35%            2.18%              2.15%              3.10%
  Decrease reflected in above expense
    ratios due to undertakings by the
    Advisor/Administrator..................             --            0.01%            0.01%                --               0.02%
  Net Assets, end of year
    (in thousands) ........................       $158,507        $140,826         $133,951           $117,751            $95,751

----------
*Effective 1995, the ratios do not include a reduction of expenses for custodian fee credits on cash balances  maintained  with the custodian.  Including such custodian fee credits, the expense ratios would have been 0.52% and 0.50% for the fiscal years ended October 31, 1996 and October 31, 1995, respectively.

                              THE TREASURER'S FUND
FINANCIAL HIGHLIGHTS
      Contained below is per share operating performance data for a share of beneficial interest outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from information provided in the Portfolio's financial statements.

                                                                                   U.S. TREASURY
                                                                              MONEY MARKET PORTFOLIO
                                                  ---------------------------------------------------------------------------------
                                                                                    YEAR ENDED
                                                  ---------------------------------------------------------------------------------
                                                  OCTOBER 31,      OCTOBER 31,        OCTOBER 31,       OCTOBER 31,      OCTOBER 31,
                                                     1996             1995               1994              1993             1992
                                                   ---------        ---------          ---------         ---------        ---------
PER SHARE DATA:
  Net asset value, beginning of year.........         $ 1.000         $ 1.000             $ 1.000          $ 1.000         $ 1.000
                                                       ------          ------              ------           ------          ------
  Investment Operations:
  Investment income--net ....................           0.047           0.051               0.033            0.026           0.034
  Net realized gain (loss)
    on investments...........................              --              --                  --               --           0.002
                                                       ------          ------              ------           ------          ------
    Total from Investment Operations.........           0.047           0.051               0.033            0.026           0.036
                                                       ------          ------              ------           ------          ------
  Distributions:
  Dividends from
    investment income--net...................          (0.047)         (0.051)             (0.033)          (0.026)         (0.034)
  Dividends from net realized
    gain on investments......................              --              --                  --               --          (0.002)
                                                       ------          ------              ------           ------          ------
    Total Distributions .....................          (0.047)         (0.051)             (0.033)          (0.026)         (0.036)
                                                       ------          ------              ------           ------          ------
  Net asset value, end of year ..............         $ 1.000         $ 1.000             $ 1.000          $ 1.000         $ 1.000
                                                       ======          ======              ======           ======          ======
Total Investment Return .....................            4.83%           5.27%               3.31%            2.60%           3.68%
Ratios/Supplemental Data:
  Ratio of expenses to average
    net assets...............................            0.63%*          0.56%*              0.49%            0.47%           0.45%
  Ratio of net investment income
    to average net  assets ..................            4.70%           5.10%               3.07%            2.55%           3.38%
  Decrease reflected in above expense
    ratios due to undertakings by the
    Advisor/Administrator....................              --              --                  --               --            0.01%
  Net Assets, end of
    year (in thousands)......................         $90,761         $94,834            $138,205         $224,071        $254,899
----------
*Effective 1995, the ratios do not include a reduction of expenses for custodian fee credits on cash balances  maintained  with the  custodian.  Including such custodian fee credits,  the expense ratios would have been 0.60% and 0.54% for the fiscal years ended October 31, 1996 and October 31, 1995, respectively.


                 See accompanying notes to financial statements

--------------------------------------------------------------------------------
                   FEDERAL TAX STATUS OF DIVIDENDS (UNAUDITED)

This information is provided to you to meet regulatory requirements and no current action on your part is needed.

For the fiscal year ended October 31, 1996, dividends paid to you in cash or reinvested in the amount of $0.049 per share for Domestic Prime Money Market Portfolio are taxable as ordinary dividend income. None of this amount qualifies for the dividend received deduction available to corporations. 11.2% of the income was derived from obligations of the U.S. Treasury.

For the fiscal year October 31, 1996, dividends in the amont of $ 0.030 per share for the Tax Exempt Money Market Portfolio are exempt from Federal taxation. They may not be exempt from state or local taxation. You should contact your tax adviser as to the state and local status of the dividend you have received.

For the fiscal year ended October 31, 1996, dividends paid to you in cash or reinvested in the amount of $0.047 per share for the U.S. Treasury Money Market Portfolio are taxable as ordinary dividend income. None of this amount qualifies for the dividend received deduction available to corporations. 52.4% of the income was derived from obligations of the U.S. Treasury.

                           THE TREASURER'S FUND, INC.

                           PART C - OTHER INFORMATION


Item 24.          Financial Statements and Exhibits.

                  (a) Financial Statements (for those portfolios activated by the Advisor).

                           Included in Part A of the Registration Statement:

                           (1) Financial Highlights for each of the periods indicated therein.

                           Included in Part B of the Registration Statement:


                           (2)      Statement of Investments, October 31, 1996.

                           (3) Statement of Assets and Liabilities, October 31, 1996.

                           (4) Statement of Operations for the year ended October 31, 1996.

                           (5) Statement of Changes in Net Assets for each of the two years in the period ended October 31, 1996.


                           (6)      Notes to the Financial Statements.


                           (7) Report of Ernst & Young LLP, independent auditors, dated December 11, 1996.


                  (b)  Exhibits.

                            *(1)    Amended and Restated Articles of
                                    Incorporation of the Registrant.

                            *(2)    Amended and Restated By-laws of the
                                    Registrant.

                             (3)    Not applicable.

--------
* Filed with Post-Effective Amendment No. 2 to Registration Statement No. 33-17604 on March 10, 1989, and incorporated herein by reference.

                                      II-1
170015.5

                            *(4) Form of certificate for shares of Common Stock, par value $.001 per share, of the Registrant.

                            *(5) Advisory Agreements between the Registrant and Gabelli-O'Connor Fixed Income Mutual Funds Management Co. for each portfolio series of the Registrant except the U.S. Treasury Money Market Portfolio.

                         **(5.1) Advisory Agreements between the Registrant and Gabelli-O'Connor Fixed Income Mutual Funds Management Co. for the U.S. Treasury Money Market Portfolio.

                          ***(6)    See Distribution Agreement filed as
                                    Exhibit 15.2 hereto.

                             (7)    Not applicable.


                            *(8) Custody Agreement between the Registrant and Custodial Trust Company.

                           (9.1) Administration Agreement between the Registrant and BISYS Fund Services Limited Partnership, d/b/a BISYS Fund Services Inc.

                           (9.2) Transfer Agent Agreement between the Registrant and BISYS Fund Services, Inc.

                           (9.3) Fund Accounting Agreement between the Registrant and BISYS Fund Services, Inc.

                        **(10.1) Opinion of Battle Fowler LLP, as to the legality of the securities being registered, including their consent to the filing thereof
                                    and to the use of their name under the
                                    heading "Taxes" in the Prospectus and
                                    Statement of Additional Information.


--------
* Filed with Pre-Effective Amendment No. 1 to the Registration Statement No. 33-17604 on November 17, 1987, and incor-porated herein by reference.
** Filed with Post-Effective Amendment No. 4 to the Registration Statement No. 33-17604 on May 11, 1990, and incorporated herein by reference.
*** Filed with Pre-Effective Amendment No. 1 to the Registration Statement No. 33-17604 on November 17, 1987, and incorporated herein by reference.

                                      II-2
170015.5

                            (11)    Consent of Independent Auditors.

                            (12)    Not applicable.

                          **(13) Written assurance of Thomas E. O'Connor that his purchase of shares of the Registrant was for investment purposes without any present intention of redeeming or reselling.

                            (14)    Not applicable.

                         *(15.1) Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 for each portfolio series of the Registrant except the U.S. Treasury Money Market Portfolio.

                    **(15.1.1)      Distribution and Service Plan pursuant to
                                    Rule 12b-1 under the Investment Company Act of 1940 for the U.S. Treasury Money Market
                                    Portfolio.

                       *(15.2)    Distribution Agreement between the Registrant
                                    and GOC Fund Distributors, Inc.


                          (17) Financial Data Schedules (for EDGAR filing only).



Item 25.  Persons Controlled by or Under Common
                  Control with Registrant.

                           None.


--------
* Filed with Pre-Effective Amendment No. 1 to the Registration Statement No. 33-17604 on November 17, 1987, and incorpo-rated herein by reference.
** Filed with Post-Effective Amendment No. 4 to the Registra-tion Statement No. 33-17604 on May 11, 1990, and incorpo-rated herein by reference.

                                      II-3
170015.5

Item 26.  Number of Holders of Securities.


                                                        Number of Record Holders
         Title of Class                                 as of January 31, 1997
         --------------                                 -----------------------


         Common Stock
         (par value $.001)


         - U.S. Treasury Money Market Portfolio                 2,249
         - Domestic Prime Money Market Portfolio Series        11,001
         - Global Money Market Portfolio Series                     1
         - Tax Exempt Money Market Portfolio Series             3,981
         - Limited Term Portfolio Series                            1
         - Tax Exempt Limited Term Portfolio Series                 1



Item 27.  Indemnification.

               Registrant incorporates herein by reference its response to Item 27 of the Registration Statement filed with the Commission on January 28, 1987.


Item 28.  Business and Other Connections of Investment Adviser.

               The description of Gabelli-O'Connor Fixed Income Mutual Funds Management Co. under the caption "Management of the Fund" in the Prospectus and in the Statement of Additional Information constituting parts A and B, respectively, of the Registration Statement are incorporated herein by reference.

               Registrant's investment adviser, Gabelli-O'Connor Fixed Income Mutual Funds Management Co., is a registered investment adviser.

               The general partners of the investment adviser are Thomas E. O'Connor & Co., L.P. and Gabelli Funds, Inc. The general partners are entities created for the purpose of acting as general partners of the adviser and of Gabelli-O'Connor Fixed Income Management Co., an investment manager or adviser to corporations, institutions, pension trusts, profit sharing trusts and high net worth individuals. Neither general partner is engaged in any other business activity; however, Thomas E. O'Connor & Co., Inc., the managing general partner of Thomas
          E. O'Connor & Co., L.P., and Gabelli Funds, Inc. are the sole stockholders of the Registrant's distributor, GOC Fund Distributors, Inc.



                                      II-4
170015.5

Item 29.  Principal Underwriters.

               (a) GOC Fund Distributors, Inc., the Registrant's distributor, currently is not a distributor for any other registered investment companies.

               (b) The following are the directors and officers of GOC Fund Distributors, Inc. The principal business address of each of these persons is 19 Old Kings Highway South, Darien, Connecticut 06820-4526.

                         Positions and Offices            Positions and Offices
    Name                    With Distributor                 With Registrant
    ----                 ---------------------            ---------------------

Thomas E. O'Connor       Director; President;             Chairman of Board
                         Treasurer

Ronald S. Eaker          Vice President                   President; Chief
                                                          Investment Officer

Henley L. Smith          Vice President and               Vice President;
                         Secretary                        Investment Officer

Judith Fabrizi           --                               Secretary; Treasurer;
                                                            Investment Officer

                               (c) Not applicable.

Item 30.  Location of Accounts and Records.


               Accounts, books and other documents required to be maintained by
          Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained in the physical possession of the Registrant; at Gabelli-O'Connor Fixed Income Mutual Funds Management Co., the Registrant's advisor; at Custodial Trust Company, the Registrant's custodian; and at BISYS Fund Services Limited Partnership, d/b/a BISYS Fund Services, the Registrant's administrator, and BISYS Fund Services, Inc. the Registrant's fund accounting, transfer agent and dividend agent.



Item 31.  Management Services.

          Not applicable.


Item 32.  Undertakings.

          (a) Not applicable.

          (b) Not applicable.

                                      II-5
170015.5

                                   SIGNATURES


          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Darien, and State of Connecticut, on the 28th day of February, 1997.


                                            THE TREASURER'S FUND, INC.
                                                     (Registrant)


                                            By: /s/  Ronald S. Eaker
                                                --------------------------------
                                                Ronald S. Eaker, President


          Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

     Signature                       Title            Date


(1) Principal Executive
    Officer



                                   President
    /s/ Ronald S. Eaker            and Chief          February 28, 1997
    ----------------------
        Ronald S. Eaker            Investment
                                   Officer



(2) Principal Financial and
    Accounting Officer



    /s/ Judith Fabrizi             Treasurer          February 28, 1997
        Judith Fabrizi



(3) Majority of Directors




    Thomas E. O'Connor      )      Directors          February 28, 1997
    Felix J. Christiana     )
    Mary E. Hauck           )
    Robert C. Kolodny, M.D. )
    Anthony R. Pustorino    )            By:/s/ Thomas E. O'Connor
                                            ----------------------
    Gary L. Roubos          )                   Thomas E. O'Connor
    William A. Merritt, Jr. )                   Attorney-in-Fact*




* An executed copy of the power of attorney for all of the Directors except Mr. Merritt was filed with Post-Effective Amendment No. 1 to this Registration Statement, filed with the Commission on June 8, 1988. An executed copy of the power of attorney for Mr. Merritt was filed with the Commission on March 1, 1991 with Post-Effective Amendment No. 7 to this Registration Statement.